UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number 811-09813
                                                     ---------

                                 UMB Scout Funds
               --------------------------------------------------
               (Exact name of registrant as specified in charter)

                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                    (Address of principal executive offices)

                         Scout Investment Advisors, Inc.
                              1010 Grand Boulevard
                              Kansas City, MO 64106
                    ----------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (816) 860-7512
                                                           --------------

                        Date of fiscal year end: June 30
                                                 -------

                   Date of reporting period: December 31, 2008
                                             -----------------

ITEM 1. REPORTS TO STOCKHOLDERS

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)



                               UMB | SCOUT FUNDS
                                     SEMI ANNUAL REPORT | DECEMBER 31, 2008

                  Stock Fund

                Mid Cap Fund

              Small Cap Fund

          International Fund

International Discovery Fund                       [GRAPHIC]

                   Bond Fund

         Money Market Fund -
           Federal Portfolio

         Money Market Fund -
             Prime Portfolio

  Tax-Free Money Market Fund

                                   [GRAPHIC]

                                                     OPPORTUNITY BEYOND TOMORROW

                                   [GRAPHIC]

      TABLE OF CONTENTS
        Economic and Market Commentary                           1
        Stock Fund                                               2
        Mid Cap Fund                                             6
        Small Cap Fund                                          12
        International Fund                                      17
        International Discovery Fund                            22
        Bond Fund                                               27
        Money Market Funds                                      32
        Tax-Free Money Market Fund                              37
        Statements of Assets and Liabilities                    42
        Statements of Operations                                44
        Statements of Changes in Net Assets                     46
        Financial Highlights                                    50
        Notes to Financial Statements                           56
        Expense Example                                         63

      ---------------------------------------------------------------------
      SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.


--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

ECONOMIC AND MARKET COMMENTARY

The second half of 2008 provided many historic moments. From the collapse of Lehman Brothers to the creation of the $700 billion Troubled Assets Relief Program, investors and money managers experienced one amazing moment after another. As the year comes to an end, we believe that many of the structural financial risks caused by the unwinding of the debt super-cycle are now known and the risk of a systemic financial world-wide meltdown has decreased. However, as 2009 unfolds, the focus will now shift from Wall Street to Main Street as the cyclical and secular economic contraction spreads to the real economy.

On the surface, the current U.S. recession has to do with declining final demand caused by a contraction in asset values. When asset values (homes & equities) contract, consumption sentiment weakens. Since sentiment spurs activity, spending growth rates (consumption) slow. When consumption slows, business profits slow, unemployment levels rise and you have a recession. From a short-term perspective, this is where we currently stand. From a longer-term view, we feel that the economy is beginning a debt super-cycle contraction. We stand firmly in the camp that a secular shift is occurring within the U.S. economy which will have significant effects on the sustainability of final demand and a shift away from debt-created consumption towards investment.

From a demographic standpoint, it is also worth noting that the "baby-boom" generation is starting to retire. These folks have made little to nothing on their retirement investments (401ks, IRAs) for the last 10 years. Theoretically, a 55-year-old is 10 years from retirement. Unless that person had impressive saving habits since 1999, their after-inflation net worth has probably declined over this period of time. Many in that generation may have to delay retirement or change their consumption patterns.

Consequently, we expect the growth in consumption to be negatively affected both by baby boomers attempting to increase savings and consumers struggling with debt repayment. This is likely to lead to less growth stability than we have seen for the last 20-25 years.

The U.S. equity market has contracted more than 40% since its high in 2007. By most measures, this is one of the most vicious bear market environments the U.S. has experienced since the 1930s. Valuations currently appear attractive by some measures. We expect the focus will eventually shift to earnings, and how those earnings are priced by market participants. In our opinion, the market is already reflecting many of the problems noted above.

Longer term, we believe a seismic shift has begun where the soil which spawns capital and wealth creation will be more fertile in many overseas economies than in our own. That being said, we maintain our view that, over the long run, the dollar will continue to weaken against many foreign currencies. The dollar's reserve currency status may not be under attack within the immediate future, but it may be forthcoming, adding pressure for investors to favor foreign holdings.

In closing, I thank you for your continued support of the UMB Scout Funds and I encourage you to read the various shareholder letters provided throughout this report for additional information regarding each Fund.


/s/ William B. Greiner
William B. Greiner, CFA
CHIEF INVESTMENT OFFICER
SCOUT INVESTMENT ADVISORS, INC.

YOU SHOULD CONSIDER THE FUNDS' INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. FOR A PROSPECTUS WHICH CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUNDS, CALL 800-996-2862. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              1

[GRAPHIC] STOCK FUND

OBJECTIVE:

THE UMB SCOUT STOCK FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN COMMON STOCKS OF COMPANIES THOUGHT TO BE UNDERVALUED AND HAVE THE POTENTIAL FOR CAPITAL APPRECIATION.

During the past six months, the long dormant volcano of debt and hubris cracked, destroying years of wealth accumulation. As mentioned in prior letters, we anticipated a deteriorating U.S. economy coupled with a robust financial crisis and positioned the UMB Scout Stock Fund accordingly. Our top-down process indicates that the housing and consumer debt contraction will have lengthy repercussions, resulting in a particularly nasty and extended recession.

The Fund held relative overweight positions in both the Health Care and Consumer Staples sectors and underweight positions in the Consumer Discretionary, Financials and Information Technology sectors. In addition, we favored "trade-down" retailers in the Consumer Discretionary sector and insurance companies over banks in the Financials sector. We also lowered the Fund's exposure in the Energy sector as slowing global economies drove oil prices downward. The Advisor's top-down/bottom-up approach performed a critical role in reducing loss of capital during 2008. When the markets panicked, the Advisor was well positioned with quality companies. Our long-term orientation and quality bias resulted in the Fund outperforming the S&P 500(R) Index by more than 8% during the second half of 2008. (Please see page 4 for more complete performance information.)

An adage we believe and follow is "Bubbles that burst stay burst." When the housing market collapsed and the credit crisis ensued, we avoided purchasing "cheap" banks on the grounds that their balance sheets were unknowable and likely toxic. Now with the U.S. economy in what may be a very prolonged recession, we remain defensively positioned with an eye toward an eventual market recovery.

The U.S. economy has been driven by U.S. consumer spending and debt creation for decades. Now it appears the consumers are attempting to restructure their own balance sheets as quickly as possible. This deleveraging by the U.S. consumer will take some time to complete, thus we have positioned the Fund to perform in an environment based on slow growth and substantive changes in government taxation and regulation. Further, we expect investors to demand increased transparency in financial statements. The key to success, as was the case over the past six months, is to stay true to your investment process.

With many stocks now considered undervalued, it is important to understand the significance of the top-down part of our process. Whereas many investment professionals begin with valuation, the UMB Scout Stock Fund's Advisor focuses on themes and fundamentals, ending with valuation. Often investment managers begin their analysis by using various valuation measures. Only after valuation screens have removed a number of companies does a manager begin the search for a catalyst to spark future growth. We begin the bottom-up analysis by identifying broad catalyst for change. Next, the investment universe is screened using quality criteria (such as low debt to capital and revenue growth over the past five years versus the S&P 500(R)) to eliminate chronic poor performers. The team researches individual firms, looking for individual catalysts that will move a company forward. These catalysts may be driven by industry themes or company-specific improvements. The process ends with valuation. The Advisor looks for good entry points based on appropriate valuation measures for the industry or firm in question. The Advisor believes this approach provides the conviction needed to withstand rapid market moves and avoids common traps that emerge when viewing stocks strictly from a valuation vs. historic norms perspective.


--------------------------------------------------------------------------------
2                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

A new theme is developing for the Advisor. Over the next few years, the Advisor believes there will be a strong push to standardize, through technology, all aspects of medical records and medical care. The Advisor believes the new administration will encourage or even mandate the use of available technologies to convert the health care world from a paper to digital world. If the Advisor is correct in its analysis, firms associated with these technologies should enjoy a significant long-term driver to earnings from these initiatives.

In closing, the management team for the Fund appreciates your continued support of the Fund and the UMB Scout Funds family.

JAMES A. REED II, JD, CFA
SCOUT INVESTMENT ADVISORS, INC.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT STOCK FUND (UMBSX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

                    UMB Scout             S&P 500(R)          Lipper Large-Cap
   Date             Stock Fund            Index (1)         Core Funds Index (1)
   ----             ----------            ---------         --------------------
12/31/1998            10,000                10,000                 10,000
12/31/1999            11,331                12,104                 11,935
12/31/2000            11,348                11,002                 11,055
12/31/2001            10,373                 9,690                  9,637
12/31/2002             8,323                 7,552                  7,590
12/31/2003            10,323                 9,718                  9,473
12/31/2004            10,867                10,776                 10,258
12/31/2005            11,971                11,305                 10,845
12/31/2006            13,330                13,091                 12,296
12/31/2007            14,913                13,810                 13,112
12/31/2008            10,915                 8,700                  8,251

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT STOCK FUND, S&P 500(R) INDEX AND LIPPER LARGE-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.


Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              3

FUND DIVERSIFICATION
UMB SCOUT STOCK FUND (UMBSX)

                                   [PIE CHART]

     Health Care ..................................................... 18%
     Consumer Staples ................................................ 13%
     Financials ...................................................... 12%
     Energy .......................................................... 11%
     Information Technology .......................................... 11%
     Consumer Discretionary ..........................................  8%
     Industrials .....................................................  7%
     Materials .......................................................  6%
     Utilities .......................................................  4%
     Telecommunications ..............................................  2%
     Cash Equivalents ................................................  8%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT STOCK FUND (UMBSX)
AS OF DECEMBER 31, 2008
                                       1 YEAR     3 YEARS    5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT STOCK FUND ................. -26.80%     -3.03%      1.12%      0.88%

S&P 500(R) Index(1) .................. -37.00%     -8.36%     -2.19%     -1.38%

Lipper Large-Cap Core Funds Index(1).. -37.07%     -8.71%     -2.73%     -1.90%
--------------------------------------------------------------------------------
    RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 0.93%.

    THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

    SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2009 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UMB SCOUT STOCK FUND DOES NOT EXCEED 0.90%.

    THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    PRIOR TO APRIL 1, 2005, THE FUND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT STOCK FUND (UMBSX)
                                                             MARKET
                                                              VALUE     PERCENT
                                                             (000'S)    OF TOTAL
--------------------------------------------------------------------------------
Abbott Laboratories ......................................   $ 3,202      2.9%
Cerner Corp. .............................................     3,076      2.8%
Genzyme Corp. ............................................     2,987      2.7%
Gilead Sciences, Inc. ....................................     2,813      2.5%
Ecolab, Inc. .............................................     2,812      2.5%
AON Corp. ................................................     2,741      2.5%
General Mills, Inc. ......................................     2,734      2.5%
Berkshire Hathaway, Inc. - Cl. B .........................     2,571      2.3%
McDonald's Corp. .........................................     2,487      2.2%
Oracle Corp. .............................................     2,482      2.2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............................   $27,905     25.1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT STOCK FUND (UMBSX)

                                        INCOME &                   CUMULATIVE(2)
                             NET       SHORT-TERM    LONG-TERM       VALUE PER
                            ASSET        GAINS         GAINS        SHARE PLUS
                            VALUE     DISTRIBUTION  DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ................  $15.17        $0.11         $0.33          $38.82
12/31/05 ................   14.59         0.35          1.79           40.38
12/31/06 ................   14.38         0.32          1.54           42.03
12/31/07 ................   14.18         0.20          1.70           43.73
12/31/08 ................   10.18         0.07          0.14           39.94
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
4                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)
STOCK FUND

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 90.8%
CONSUMER DISCRETIONARY -- 7.6%
      13,000  Apollo Group, Inc., Cl. A* ......................  $      996,060
      17,000  DeVry, Inc. .....................................         975,970
     100,000  Gap, Inc. .......................................       1,339,000
      40,000  McDonald's Corp. ................................       2,487,600
      20,000  Nike, Inc., Cl. B(1) ............................       1,020,000
      80,000  TJX Cos., Inc. ..................................       1,645,600
                                                                 --------------
                                                                      8,464,230
                                                                 ==============
CONSUMER STAPLES -- 13.1%
      30,000  Altria Group, Inc. ..............................         451,800
      15,000  Coca-Cola Co. ...................................         679,050
      45,000  General Mills, Inc. .............................       2,733,750
      60,000  H.J. Heinz Co. ..................................       2,256,000
      70,000  McCormick & Co., Inc. ...........................       2,230,200
      50,000  Philip Morris International, Inc. ...............       2,175,500
      30,000  Procter & Gamble Co. ............................       1,854,600
      40,000  Wal-Mart Stores, Inc. ...........................       2,242,400
                                                                 --------------
                                                                     14,623,300
                                                                 ==============
ENERGY -- 10.5%
      21,000  Chevron Corp. ...................................       1,553,370
      10,000  ConocoPhillips. .................................         518,000
      30,000  Devon Energy Corp.(1) ...........................       1,971,300
      12,000  EOG Resources, Inc. .............................         798,960
      20,000  Exxon Mobil Corp.(1) ............................       1,596,600
      30,000  Occidental Petroleum Corp.(1) ...................       1,799,700
      30,000  Peabody Energy Corp. ............................         682,500
      20,000  Schlumberger Ltd.(1) ............................         846,600
      90,000  Valero Energy Corp. .............................       1,947,600
                                                                 --------------
                                                                     11,714,630
                                                                 ==============
FINANCIALS -- 12.5%
      50,000  Aflac, Inc. .....................................       2,292,000
      60,000  AON Corp. .......................................       2,740,800
         800  Berkshire Hathaway, Inc., Cl. B* ................       2,571,200
     140,000  Charles Schwab Corp. ............................       2,263,800
      35,000  Chubb Corp. .....................................       1,785,000
      90,000  Marsh & McLennan Cos., Inc. .....................       2,184,300
                                                                 --------------
                                                                     13,837,100
                                                                 ==============
HEALTH CARE -- 17.5%
      60,000  Abbott Laboratories .............................       3,202,200
      35,000  Baxter International, Inc.(1) ...................       1,875,650
      20,000  C.R. Bard, Inc. .................................       1,685,200
      80,000  Cerner Corp.*(1) ................................       3,076,000
      45,000  Genzyme Corp.* ..................................       2,986,650
      55,000  Gilead Sciences, Inc.* ..........................       2,812,700
      40,000  Johnson & Johnson(1) ............................       2,393,200
      40,000  Waters Corp.* ...................................       1,466,000
                                                                 --------------
                                                                     19,497,600
                                                                 ==============
INDUSTRIALS -- 7.1%
      30,000  Emerson Electric Co. ............................       1,098,300
      35,000  Fastenal Co.(1) .................................       1,219,750
      10,000  General Dynamics Corp. ..........................         575,900
      20,000  L-3 Communications Holdings, Inc. ...............       1,475,600
      15,000  Norfolk Southern Corp. ..........................         705,750
      40,000  Raytheon Co. ....................................       2,041,600
      15,000  Union Pacific Corp. .............................         717,000
                                                                 --------------
                                                                      7,833,900
                                                                 ==============
INFORMATION TECHNOLOGY -- 11.3%
      80,000  Adobe Systems, Inc.* ............................       1,703,200
      60,000  Cisco Systems, Inc.* ............................         978,000
      28,000  DST Systems, Inc.* ..............................       1,063,440
      50,000  Harris Corp. ....................................       1,902,500
      60,000  Intel Corp.(1) ..................................         879,600
      21,000  International Business Machines Corp. ...........       1,767,360
      90,000  Microsoft Corp. .................................       1,749,600
     140,000  Oracle Corp.* ...................................       2,482,200
                                                                 --------------
                                                                     12,525,900
                                                                 ==============
MATERIALS -- 5.6%
      80,000  Ecolab, Inc. ....................................       2,812,000
      40,000  Newmont Mining Corp.(1) .........................       1,628,000
      30,000  Praxair, Inc. ...................................       1,780,800
                                                                 --------------
                                                                      6,220,800
                                                                 ==============
TELECOMMUNICATION SERVICES -- 1.8%
      60,000  Verizon Communications, Inc. ....................       2,034,000
                                                                 ==============
UTILITIES -- 3.8%
      30,000  Alliant Energy Corp. ............................         875,400
      50,000  Dominion Resources, Inc.(1) .....................       1,792,000
      15,000  Exelon Corp. ....................................         834,150
      15,000  FPL Group, Inc.(1) ..............................         754,950
                                                                 --------------
                                                                      4,256,500
                                                                 ==============
TOTAL COMMON STOCKS
(COST $113,788,150) -- 90.8% ..................................     101,007,960
                                                                 ==============
SHORT-TERM INVESTMENTS -- 8.1%
U.S. GOVERNMENT AND AGENCIES
              Federal Home Loan Bank
$  9,043,000    0.000%, 01/02/09 ..............................       9,043,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $9,043,000) -- 8.1% .....................................       9,043,000
                                                                 ==============
COLLATERAL INVESTMENT FOR
SECURITIES ON LOAN
(COST $13,435,493) -- 12.1% ...................................      13,435,493
                                                                 ==============
TOTAL INVESTMENTS
(COST $136,266,643) -- 111.0% .................................     123,486,453

Liabilities less other assets -- (11.0)% ......................     (12,180,979)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.18 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  10,935,394 shares outstanding) ..............................  $  111,305,474
                                                                 ==============

*   NON-INCOME PRODUCING SECURITY

(1) SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              5

[GRAPHIC] MID CAP FUND

OBJECTIVE:

THE UMB SCOUT MID CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN COMMON STOCKS OF COMPANIES CLASSIFIED AS MID-CAPITALIZATION LOCATED ANYWHERE IN THE UNITED STATES.

The past six months witnessed some of the most dramatic economic events in our lives. The period started with Energy and Basic Materials still performing strongly into early July, despite the lackluster year-to-date performance by U.S. equity benchmarks, continuing a trend from 2007 and the first half of calendar 2008. However, fundamental conditions in these sectors suddenly crashed as the U.S.-led economic slowdown spread to emerging markets, including China, and demand for basic materials cooled. The fundamental outlooks for oil and commodities were further complicated by the 2008 Olympics, which caused the economic data to be affected by industrial shutdowns in Beijing as air quality became a concern. The Advisor believes that forced selling by leveraged professional investors may have contributed to the swiftness of the subsequent declines in Energy and Basic Materials stocks. The decline was also characterized by decisive rotation by investors into retailers, homebuilders, and banks as these groups bounced off their July lows. By September, the sharp decline in Energy and Basic Materials had spread to U.S. equities in general, and the Russell Midcap(R) Index resumed the downward path that it first started after the peak of the bull market in July 2007. By October, the economic crisis had metastasized and threatened the survival of some of the largest and well-known financial institutions in America. In response to this situation, the somewhat misnamed Troubled Assets Relief Program (TARP) bill was passed, and instead of purchasing toxic assets as advertised, the government program DU JOUR became direct public investments into the banks. Many banks were encouraged to accept government money, culminating with a roomful of top-level executives huddled in a document signing spectacle. The headlines and changing economic policy contributed to fear, uncertainty and doubt. Despite concerns, government funds helped capitalize the banks, the Federal Reserve took stimulative actions, and the election results were tallied, which all reduced uncertainty, setting the stage for the December rally. Through it all, the UMB Scout Mid Cap Fund posted a decline of 33.78%, outperforming its benchmark, the Russell Midcap(R) Index, which fell 36.67%. The Fund's one-year average annual return was -35.10%, while the Russell Midcap(R) Index's one-year average annual return was -41.46%. The Fund's average annual return since its inception date on October 31, 2006 was -9.40%, while the Russell Midcap(R) Index's return over the same time period was -18.57%. (Please see page 9 for more complete performance information.)

In the last semiannual letter to shareholders, we expressed our concern about the deterioration in the U.S. economy, and mentioned we had taken a defensive posture with overweight positions in Utilities and Staples. As the global economy cooled, Energy and Basic Materials positions were sharply trimmed in order to become more defensive. This proved to be the right call during the latest six month period, as Energy and Basic Materials stocks dramatically underperformed the benchmark. The Consumer Staples positions performed relatively well, and these positions were greatly increased heading into the fourth quarter as the Fund assumed a more defensive posture. Subsequently, in the third quarter commentary, we expressed our concerns about debt levels in the United States, and discussed the detrimental effects of easy credit. The Advisor also mentioned that more economic stimulus would be necessary. This occurred as the Federal Open Market Committee cut the Federal Funds rate, and announced plans to purchase mortgage securities to lower borrowing rates. In addition, the new Administration is speaking of tax cuts and deficit spending that could stimulate the economy. The Advisor also mentioned it would be looking opportunistically for economically sensitive stocks that could benefit from monetary or fiscal stimulus. Midway through the fourth quarter, as we noticed interest rates such as LIBOR declining, junk bond prices stabilizing, and money supply growing rapidly, we purchased economically sensitive stocks in the Energy, Basic Materials, and Industrials sectors at what we perceive as fire-sale prices. The Advisor also added to the Fund's precious metals stock positions as their valuations became more favorable in tandem with the correction in the gold price, allowing us to bolster the portfolio's hedge against a falling dollar or higher inflation. Quality Technology shares were also purchased. At the same time, defensive positions such as Consumer Staples were trimmed late in the fourth quarter. Therefore, the defensive positioning that served the Fund well in October and November gave way to a more balanced portfolio in December.


--------------------------------------------------------------------------------
6                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

The relative out-performance during the latest six-month period was primarily due to strong stock selection, especially stocks with company-specific catalysts and high dividend yields. Stock selection accounted for 100% of the alpha generated during the six-month period. Overall, stock selection was positive in seven out of ten economic sectors, with particularly good selection in the Consumer Staples, Information Technology, Consumer Discretionary, and Financials sectors. Sector allocation was suboptimal as the average weight in Energy during the six-month period was above the benchmark, despite aggressive selling by the Fund in this sector during the third quarter.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT MID CAP FUND (UMBMX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

                   UMB Scout        Russell Midcap(R)      Lipper Mid-Cap
   Date          Mid Cap Fund          Index (1)         Core Funds Index (1)
   ----          ------------          ---------         --------------------
10/31/2006          10,000               10,000                 10,000
12/31/2006          10,203               10,359                 10,337
3/31/2007           10,804               10,812                 10,827
6/30/2007           12,026               11,384                 11,483
9/30/2007           12,226               11,341                 11,383
12/31/2007          12,441               10,938                 10,992
3/31/2008           10,788                9,847                  9,961
6/30/2008           12,193               10,111                 10,226
9/30/2008            9,501                8,805                  9,115
12/31/2008           8,074                6,403                  6,757

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT MID CAP FUND, RUSSELL MIDCAP(R) INDEX AND LIPPER MID-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

The top three individual contributors to relative out-performance were Masco Corp., (NYSE: MAS), a leading U.S. building products manufacturer, which we purchased when it traded near multi-year valuation lows; Arthur J. Gallagher & Co., (NYSE: AJG), a leading insurance broker, with a quality balance sheet that should benefit from an improved cycle in insurance pricing; and Westar Energy, Inc., (NYSE: WR), a Kansas-based electric utility. Each of these stocks has a higher than average dividend yield compared to the benchmark. Coventry Health Care, Inc. (NYSE: CVH), a health insurance company, was the largest detractor in the portfolio, as the stock fell when they pre-announced disappointing quarterly earnings due to sub-par underwriting, and a poor 2009 outlook.

Going forward, we are carefully considering the negative effects of a loss of wealth due to declines in the stock market, housing, and commercial real-estate along with the detrimental effects of the wounded "shadow" banking system that Wall Street used to fund loans through the securitization process. Rising unemployment in the U.S. is yet another headwind for the economy. Despite these negative factors, in the near term, the dollar's position as the world's reserve currency should allow the U.S. government to continue increasing the money supply. The longer-term risk of expansionary monetary and fiscal policy is that foreign investors could lose faith in the U.S. dollar, and slow their purchases of our government debts, thus sending our currency lower and interest rates and inflation higher. At this juncture, two scenarios seem likely: either an equilibrium that brings economic relief, or over-stimulus that sparks inflation or stagflation. The Advisor is hopeful for the former, but bracing for the latter. The Advisor is convinced the U.S. government will act forcefully to prevent a depression, so a depression scenario seems to be a low-probability event, at least for now, making sustained deflation unlikely. Therefore, the inflation and stagflation scenarios frame the Advisor's current thinking, and are reflected in the Fund's portfolio positioning. We consider the stagflation scenario to be the most troubling, and we stand ready to abandon our somewhat neutral portfolio positioning and get more defensive if negative events unfold.

Helping to stave off a deeper recession is the steep drop in the gasoline price, which should increase consumers' disposable income. We believe the drop in crude oil prices is economically significant (and beneficial) due to simple arithmetic. The U.S. consumes 20 million barrels per day of oil, according to the 2007 BP Statistical Report, and the Advisor estimates the price of light sweet crude oil averaged approximately $98 in 2008. The U.S. daily oil bill at average 2008 prices was somewhere near $2.0 billion. At $42 per barrel for light sweet crude (our estimate of light sweet crude oil in 2009 year-to-date) we estimate an average daily savings of $1.1 billion. Annualized, assuming all else remains equal, the savings could be in the range of $400 billion for the United States alone. Using the BP statistics and the same methodology, estimated potential savings on the U.S. natural gas bill is $207 million per day, for an annual savings of $76 billion. THE POTENTIAL SAVINGS IN 2009 FROM OIL AND NATURAL GAS ALONE ADD UP TO $476 BILLION IF PRICES STAY NEAR CURRENT LEVELS. Our emphasis is not the exact figures since these are simplified estimates, but the general MAGNITUDE AND DIRECTION of the savings are potentially significant in our opinion. Add in an approximate 2% drop in gasoline demand and the drop in coal prices and the savings are further increased. A lot of additional money has been injected into the system from this "energy tax cut." This is nearly the size of the TARP recovery plan. The drop in energy costs is not a guarantee that the U.S. economy recovers in 2009. Our point is it helps a lot.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              7

While lower energy prices will help, a large portion of disposable income will go towards debt reduction. This will take time, however, since the U.S. debt-to-GDP ratio reached a high level compared to historical precedent, and the unemployment rate is rising, pressuring personal income. We believe that an over-leveraged society remains the central problem. We continue to believe that loan defaults, economic weakness, and rising unemployment are all symptoms of the disease, which is "too much debt" in the economy. Much ado has been made about the "balance sheet effect" of the decline in asset prices and the expected deleterious effect on the economy. We agree these are serious issues, so we wanted to point out offsetting INCOME STATEMENT items (the drop in energy costs) that should, in aggregate, help to offset some of the effects of crippled balance sheets and impaired consumer net worth.

There are a number of other themes developing in the economy. We believe a major new trend of higher property/casualty insurance pricing has started. Problems at AIG, losses in insurance company investment portfolios, and two major hurricanes in the United States depleted insurance capital. The Advisor reasoned this would benefit the higher quality insurers by tightening available capacity and raising prices. So far, the evidence is supporting this theme, although we believe it is still early. Grain prices should also benefit from the credit crisis. With global grain inventories near historic lows, and persistent population growth, it's our opinion the stage is set for a recovery in grain prices. The recovery may be kick-started by tighter lending standards for farmers, which could reduce grain plantings. Finally, in the Energy sector, the longer-term problem of tight spare oil capacity has not been solved. If the global economy improves, the Advisor expects higher oil prices since supplies are limited. Underscoring this view was the recent announcement by Norway that its oil production will likely fall 9% in 2009 and the continuing production declines in Mexico. In the natural gas industry, we expect political pressure from the new administration to encourage its use for power generation.

In summary, the end of 2008 marked the Fund's second consecutive year posting returns significantly above the Russell Midcap(R) Index benchmark. This is a streak the Advisor would very much like to continue, albeit preferably with better absolute returns for shareholders. As always, the management team appreciates your support and continued confidence in our team and investment process. The Advisor will continue to manage your investment with careful attention as fellow shareholders.

PATRICK DUNKERLEY, CFA
SCOUT INVESTMENT ADVISORS, INC.


Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.


--------------------------------------------------------------------------------
8                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

FUND DIVERSIFICATION
UMB SCOUT MID CAP FUND (UMBMX)

                                   [PIE CHART]

     Financials ...................................................... 18%
     Consumer Discretionary .......................................... 14%
     Information Technology .......................................... 14%
     Energy .......................................................... 11%
     Consumer Staples ................................................  8%
     Health Care .....................................................  7%
     Industrials .....................................................  7%
     Materials .......................................................  6%
     Utilities .......................................................  6%
     Miscellaneous ...................................................  2%
     Telecommunications ..............................................  2%
     Cash Equivalents ................................................  5%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT MID CAP FUND (UMBMX)
AS OF DECEMBER 31, 2008
                                                                         SINCE
                                                            1 YEAR     INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT MID CAP FUND ...................................  -35.10%      -9.40%

Russell Midcap(R) Index(1) ...............................  -41.46%     -18.59%

Lipper Mid-Cap Core Funds Index(1) .......................  -38.53%     -16.55%
--------------------------------------------------------------------------------
    INCEPTION - OCTOBER 31, 2006.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 1.31%.

    A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT MID CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

    THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

    SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2009 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UMB SCOUT MID CAP FUND DOES NOT EXCEED 1.40%. THE NET EXPENSE RATIO FOR THE FUND REFLECTS THE REIMBURSEMENT OF FEES PREVIOUSLY WAIVED BY THE ADVISOR IN ACCORDANCE WITH THE TERMS OF THIS AGREEMENT.

    THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT MID CAP FUND (UMBMX)
                                                             MARKET
                                                              VALUE      PERCENT
                                                             (000'S)    OF TOTAL
--------------------------------------------------------------------------------
Cimarex Energy Co. .......................................   $1,347        4.0%
Arthur J. Gallagher & Co. ................................    1,284        3.8%
C.R. Bard, Inc. ..........................................    1,053        3.1%
Axis Capital Holdings Ltd. ...............................      976        2.9%
OGE Energy Corp. .........................................      870        2.6%
Avnet, Inc. ..............................................      852        2.5%
Masco Corp. ..............................................      798        2.4%
eBay, Inc. ...............................................      774        2.3%
Harris Corp. .............................................      773        2.3%
Annaly Capital Management, Inc. ..........................      744        2.2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............................   $9,471       28.1%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT MID CAP FUND (UMBMX)
                                      INCOME &                     CUMULATIVE(2)
                            NET      SHORT-TERM      LONG-TERM       VALUE PER
                           ASSET        GAINS          GAINS        SHARE PLUS
                           VALUE    DISTRIBUTION   DISTRIBUTION    DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/06 ...............  $10.19        $0.01          $ --           $10.20
12/31/07 ...............   11.51         0.90            --            12.42
12/31/08 ...............    7.47           --            --             8.38
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              9

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)
MID CAP FUND

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
CONSUMER DISCRETIONARY -- 14.3%
      24,350  Bed, Bath & Beyond, Inc.* .......................  $      618,976
      18,950  BorgWarner, Inc. ................................         412,542
      18,100  Burger King Holdings, Inc. ......................         432,228
      14,750  Family Dollar Stores, Inc. ......................         384,533
      27,050  Jack in the Box, Inc.* ..........................         597,534
      15,350  Johnson Controls, Inc. ..........................         278,756
       1,100  NVR, Inc.* ......................................         501,875
       4,200  Panera Bread Co.* ...............................         219,408
       6,900  PetSmart, Inc. ..................................         127,305
       6,400  priceline.com, Inc.* ............................         471,360
      11,550  Ross Stores, Inc. ...............................         343,382
      28,250  Starbucks Corp.* ................................         267,245
       7,500  TJX Cos., Inc. ..................................         154,275
                                                                 --------------
                                                                      4,809,419
                                                                 ==============
CONSUMER STAPLES -- 8.4%
      11,950  Clorox Co. ......................................         663,941
       5,525  General Mills, Inc. .............................         335,644
      12,150  H.J. Heinz Co. ..................................         456,840
      19,207  Hansen Natural Corp.* ...........................         644,011
      10,500  McCormick & Co., Inc. ...........................         334,530
      11,100  Sanderson Farms, Inc. ...........................         383,616
                                                                 --------------
                                                                      2,818,582
                                                                 ==============
ENERGY -- 11.5%
      50,300  Cimarex Energy Co. ..............................       1,347,034
      20,300  Forest Oil Corp.* ...............................         334,747
       5,650  Hess Corp. ......................................         303,066
      38,050  McMoRan Exploration Co.* ........................         372,890
      24,950  Nexen, Inc. .....................................         438,621
      16,300  Plains Exploration & Production Co.* ............         378,812
      30,550  Valero Energy Corp. .............................         661,102
       3,050  Walter Industries, Inc. .........................          53,406
                                                                 --------------
                                                                      3,889,678
                                                                 ==============
FINANCIALS -- 18.5%
      46,900  Annaly Capital Management, Inc. REIT ............         744,303
       7,450  AON Corp. .......................................         340,316
       6,050  Arch Capital Group Ltd.* ........................         424,105
      49,550  Arthur J. Gallagher & Co. .......................       1,283,840
      33,500  Axis Capital Holdings Ltd. ......................         975,519
       6,750  Chubb Corp. .....................................         344,250
       4,700  City National Corp. .............................         228,890
       3,500  Commerce Bancshares, Inc. .......................         153,825
       7,800  Cullen/Frost Bankers, Inc. ......................         395,304
      13,600  First American Corp. ............................         392,904
       8,250  Franklin Resources, Inc. ........................         526,185
       6,225  PartnerRe Ltd. ..................................         443,656
                                                                 --------------
                                                                      6,253,097
                                                                 ==============
HEALTH CARE -- 7.4%
      12,500  C.R. Bard, Inc. .................................       1,053,250
       6,155  Cerner Corp.* ...................................         236,660
      18,600  Coventry Health Care, Inc.* .....................         276,768
      24,400  Gentiva Health Services, Inc.* ..................         713,944
       6,050  ResMed, Inc.* ...................................         226,754
                                                                 --------------
                                                                      2,507,376
                                                                 ==============
INDUSTRIALS -- 7.1%
       9,450  AGCO Corp.* .....................................         222,926
       6,100  Copart, Inc.* ...................................         165,859
       7,750  Foster Wheeler Ltd.* ............................         181,195
       7,200  Granite Construction, Inc. ......................         316,296
      12,150  Harsco Corp. ....................................         336,312
      71,700  Masco Corp. .....................................         798,021
      13,000  Pall Corp. ......................................         369,590
                                                                 --------------
                                                                      2,390,199
                                                                 ==============
INFORMATION TECHNOLOGY -- 14.3%
       7,650  Adobe Systems, Inc.* ............................         162,869
      11,300  Affiliated Computer Services, Inc.* .............         519,235
      46,800  Avnet, Inc.* ....................................         852,227
      55,450  eBay, Inc.* .....................................         774,082
      20,300  Harris Corp. ....................................         772,415
      12,000  Hewitt Associates, Inc.* ........................         340,560
      12,450  Juniper Networks, Inc.* .........................         218,000
       7,650  Lam Research Corp.* .............................         162,792
      27,200  SAIC, Inc.* .....................................         529,856
      32,500  Teradata Corp.* .................................         481,975
                                                                 --------------
                                                                      4,814,011
                                                                 ==============
MATERIALS -- 6.0%
       6,900  Agnico-Eagle Mines Ltd. .........................         354,177
      18,100  Freeport-McMoRan Copper & Gold, Inc. ............         442,364
       8,550  Goldcorp, Inc. ..................................         269,582
      32,000  Intrepid Potash, Inc.* ..........................         664,640
       6,700  Nucor Corp. .....................................         309,540
                                                                 --------------
                                                                      2,040,303
                                                                 ==============
MISCELLANEOUS -- 2.4%
      14,000  Market Vectors Gold Miners ETF ..................         474,320
       8,900  Vanguard REIT ETF ...............................         324,405
                                                                 --------------
                                                                        798,725
                                                                 ==============
TELECOMMUNICATION SERVICES -- 1.9%
      14,100  Millicom International Cellular S.A.* ...........         633,231
                                                                 ==============


--------------------------------------------------------------------------------
10                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)
MID CAP FUND (CONTINUED)

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
UTILITIES -- 5.5%
       1,400  Energen Corp. ...................................  $       41,062
       6,050  National Fuel Gas Co. ...........................         189,547
      33,750  OGE Energy Corp. ................................         870,074
      17,100  Vectren Corp. ...................................         427,671
      16,650  Westar Energy, Inc. .............................         341,492
                                                                 --------------
                                                                      1,869,846
                                                                 ==============
TOTAL COMMON STOCKS
(COST $33,585,312) -- 97.3% ...................................      32,824,467
                                                                 ==============

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 5.0%
U.S. GOVERNMENT AND AGENCIES
              Federal Home Loan Bank
$  1,692,000    0.000%, 01/02/09 ..............................  $    1,692,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $1,692,000) -- 5.0% .....................................       1,692,000
                                                                 ==============
TOTAL INVESTMENTS
(COST $35,277,312) -- 102.3% ..................................      34,516,467

Liabilities less other assets -- (2.3)% .......................        (761,969)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $7.47 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  4,516,645 shares outstanding) ...............................  $   33,754,498
                                                                 ==============

  ETF - EXCHANGE TRADED FUND
  REIT - REAL ESTATE INVESTMENT TRUST
* NON-INCOME PRODUCING SECURITY


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             11

[GRAPHIC] SMALL CAP FUND

OBJECTIVE:

THE UMB SCOUT SMALL CAP FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN SMALLER COMPANIES LOCATED ANYWHERE IN THE UNITED STATES.

The final six months of 2008 will certainly be remembered as one of the most challenging periods we have ever faced managing small cap equities. Given the historic events that occurred during the third quarter, we were encouraged that the Russell 2000(R) Index finished only 10 points lower. However, over the first eight days of the fourth quarter, the Russell 2000(R) Index plunged 212 points, or 31%. Adding to the anxiety, volatility reached record levels during the final quarter with the Russell 2000(R) Index experiencing greater than a five percent average move between the daily high and the daily low.

Historically, the UMB Scout Small Cap Fund has thrived (relative to the benchmark, the Russell 2000(R) Index) in difficult environments as our focus on higher quality companies that possess strong balance sheets and generate significant free cash flow tends to outperform the benchmark. In general, this tendency held during the time period for most sectors, but the Fund did not outperform its benchmark primarily due to the Fund's relative underweight position in the Financials sector, which lost only 7.6%. While small cap financials were able to avoid most of the initial problems facing their larger cap brethren, including sub-prime lending and securitization, it is our opinion that smaller financials will eventually suffer deterioration in their equity values due to non-performing loans, declining asset values and their dependency on leverage to make a profit. (Please see page 14 for more complete performance information.)

In another unusual development, companies dependent on the capital markets and external financing fared relatively well even though the credit markets remained frozen. While more defensive in nature, the majority of the issues from the Utilities, Financials and Consumer Staples sectors are highly leveraged and need to raise capital to continue to pay their current dividends. Therefore, we maintain a relative underweight position in these sectors. We predict longer-term financing costs will rise for these companies as the U.S. government requires more debt to function and crowds out the public companies.

Equally disappointing was the 67% decline experienced in our Energy holdings over the six month period. In July, oil peaked at nearly $148 per barrel only to plunge to nearly $30 a barrel in December. While we believed oil priced near $148 a barrel was unsustainable (and did not appear to be discounted in equity prices), oil reached an extreme on the downside at nearly $30 a barrel and we believe this is also not sustainable as today's oil is harder to find and more expensive to produce. However, with the unavailability of credit anything may be possible in the short-term as investors are forced to liquidate anything of value to realize liquidity. In the long term, our projections signal significant bottlenecks for commodities, such as oil as well as other materials, resulting in even more drastic volatility once the global economy stabilizes and then recovers.

A key theme of globalization that had occurred over the past decade came to a temporary end during the period. Companies dependent on foreign sales suffered severely. Overweight positions in the Industrials and Information Technology sectors, especially companies dependent on sales outside the U.S., placed a drag on the Fund's relative performance. Over the long-term, we remain optimistic on prospects around the world as some 6.7 billion people (expanding at an estimated 80 million people per year) struggle to not only exist but to achieve a lifestyle on par with that of Americans. With the markets' significant correction, certain opportunities now exist in agriculture that did not exist six months ago. For instance, Intrepid Potash, Inc. (NYSE: IPI), the largest U.S. producer of potash, presents a rare investment opportunity. Demand for potash has slowed significantly in the interim as farmers are hesitant to purchase fertilizer, expecting potash prices to decline similar to other commodities. However, in a market where five producers control two-thirds of the global market and have been cutting production to hold pricing at record levels, we believe a shortage of potash will occur once farmers decide to begin fertilizer applications later this year. In the meantime, Intrepid enjoys a cash cushion that accounts for nearly ten percent of the company's market capitalization which gives the company significant flexibility in its operations.


--------------------------------------------------------------------------------
12                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT SMALL CAP FUND (UMBHX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

                    UMB Scout          Russell 2000(R)        Lipper Small-Cap
   Date          Small Cap Fund           Index (1)         Core Funds Index (1)
   ----          --------------           ---------         --------------------
12/31/1998           10,000                 10,000                 10,000
12/31/1999           10,126                 12,126                 12,017
12/31/2000           12,336                 11,759                 12,851
12/31/2001           13,738                 12,052                 13,766
12/31/2002           12,136                  9,583                 11,119
12/31/2003           16,768                 14,111                 15,667
12/31/2004           20,915                 16,698                 18,544
12/31/2005           22,087                 17,458                 19,946
12/31/2006           24,753                 20,665                 22,678
12/31/2007           28,049                 20,341                 23,114
12/31/2008           16,775                 13,469                 14,889

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT SMALL CAP FUND, RUSSELL 2000(R) INDEX AND LIPPER SMALL-CAP CORE FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

On a positive front, the outsized losses realized by growth issues during the period have created, in our opinion, attractive opportunities in high-quality small cap growth issues. In general, small cap growth indices lost more than 1,000 basis points relative to the value indices during the past six months. We have identified and invested in a number of attractive growth companies that are trading at or near historic lows in terms of their valuations. Further, while global policy makers were slow to initially identify the global economic crisis, we believe that they will do whatever it takes to stimulate growth. Therefore, economic news will continue to be extremely negative in the short-term, but we remain optimistic over the longer-term.

On behalf of the management team for the UMB Scout Small Cap Fund, we appreciate your support during these challenging times and commit our unwavering devotion to you, our shareholders, to work to recover the losses realized during the past six months and achieve the top-tier performance we have provided over past years.

JASON VOTRUBA, CFA
SCOUT INVESTMENT ADVISORS, INC.


Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             13

FUND DIVERSIFICATION
UMB SCOUT SMALL CAP FUND (UMBHX)

                                  [PIE CHART]

     Industrials ..................................................... 28%
     Information Technology .......................................... 19%
     Health Care ..................................................... 14%
     Consumer Discretionary .......................................... 10%
     Materials ....................................................... 10%
     Financials ......................................................  8%
     Energy ..........................................................  5%
     Consumer Staples ................................................  1%
     Miscellaneous ...................................................  1%
     Cash Equivalents ................................................  4%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT SMALL CAP FUND (UMBHX)
AS OF DECEMBER 31, 2008
                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT SMALL CAP FUND ...............  -40.19%    -8.76%     0.01%     5.31%

Russell 2000(R) Index(1) ...............  -33.79%    -8.29%    -0.93%     3.02%

Lipper Small-Cap Core Funds Index(1) ...  -35.59%    -9.29%    -1.01%     4.06%
--------------------------------------------------------------------------------
    RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS/NET EXPENSES FOR THE FUND WERE 1.01%.

    A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT SMALL CAP FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

    THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

    PRIOR TO JULY 2, 2001, THE FUND WAS KNOWN AS THE UMB SCOUT REGIONAL FUND AND WAS MANAGED IN ACCORDANCE WITH A DIFFERENT INVESTMENT OBJECTIVE AND STRATEGY.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT SMALL CAP FUND (UMBHX)
                                                             MARKET
                                                              VALUE      PERCENT
                                                             (000'S)    OF TOTAL
--------------------------------------------------------------------------------
Intrepid Potash, Inc. ....................................   $22,847       5.1%
HMS Holdings Corp. .......................................    10,244       2.3%
EMCOR Group, Inc. ........................................     8,972       2.0%
GrafTech International Ltd. ..............................     8,320       1.9%
Gentiva Health Services, Inc. ............................     7,022       1.6%
Comtech Telecommunications Corp. .........................     6,873       1.6%
Meridian Bioscience, Inc. ................................     6,368       1.4%
Walter Industries, Inc. ..................................     6,129       1.4%
Wabtec Corp. .............................................     5,962       1.3%
Avnet, Inc. ..............................................     5,918       1.3%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ............................   $88,655      19.9%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT SMALL CAP FUND (UMBHX)
                                       INCOME &                    CUMULATIVE(2)
                            NET       SHORT-TERM     LONG-TERM       VALUE PER
                           ASSET        GAINS          GAINS         SHARE PLUS
                           VALUE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ..............   $15.39        $0.09          $0.51          $26.74
12/31/05 ..............    15.85         0.17           0.24           27.61
12/31/06 ..............    16.83         0.52           0.42           29.53
12/31/07 ..............    17.64           --           1.40           31.74
12/31/08 ..............    10.55           --             --           24.65
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
14                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

SMALL CAP FUND

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS -- 97.3%
CONSUMER DISCRETIONARY -- 9.9%
     100,000  Aeropostale, Inc.* ..............................  $    1,610,000
     120,000  American Public Education, Inc.* ................       4,462,800
     105,000  Arbitron, Inc. ..................................       1,394,400
     120,000  BorgWarner, Inc. ................................       2,612,400
      75,000  Capella Education Co.* ..........................       4,407,000
     175,000  Cato Corp. ......................................       2,642,500
      65,000  Deckers Outdoor Corp.* ..........................       5,191,550
      95,000  Gymboree Corp.* .................................       2,478,550
     140,000  Helen of Troy Ltd.* .............................       2,430,400
     115,000  Jakks Pacific, Inc.* ............................       2,372,450
     260,000  LKQ Corp.* ......................................       3,031,600
     147,961  Monro Muffler, Inc. .............................       3,773,006
      60,000  priceline.com, Inc.* ............................       4,419,000
     200,000  Universal Technical Institute, Inc.* ............       3,434,000
                                                                 --------------
                                                                     44,259,656
                                                                 ==============
CONSUMER STAPLES -- 1.4%
      75,000  Casey's General Stores, Inc. ....................       1,707,750
     140,000  Hansen Natural Corp.* ...........................       4,694,200
                                                                 --------------
                                                                      6,401,950
                                                                 ==============
ENERGY -- 5.5%
     110,000  Arena Resources, Inc.* ..........................       3,089,900
      60,000  Atwood Oceanics, Inc.* ..........................         916,800
      75,000  Cimarex Energy Co. ..............................       2,008,500
     100,000  Comstock Resources, Inc.* .......................       4,725,000
      90,000  Encore Acquisition Co.* .........................       2,296,800
     365,000  Foundation Coal Holdings, Inc. ..................       5,117,300
     350,000  Walter Industries, Inc. .........................       6,128,500
                                                                 --------------
                                                                     24,282,800
                                                                 ==============
FINANCIALS -- 8.6%
      90,000  Arthur J. Gallagher & Co. .......................       2,331,900
     180,000  First American Corp. ............................       5,200,200
      90,000  FirstMerit Corp. ................................       1,853,100
      60,000  Greenhill & Co., Inc. ...........................       4,186,200
      77,000  IBERIABANK Corp. ................................       3,696,000
      90,000  Navigators Group, Inc.* .........................       4,941,900
     205,000  NewAlliance Bancshares, Inc. ....................       2,699,850
     150,000  Old National Bancorp ............................       2,724,000
     105,000  Stifel Financial Corp.* .........................       4,814,250
     200,000  Tower Group, Inc. ...............................       5,642,000
                                                                 --------------
                                                                     38,089,400
                                                                 ==============
HEALTH CARE -- 13.6%
      70,000  Abaxis, Inc.* ...................................       1,122,100
     120,000  Amedisys, Inc.* .................................       4,960,800
     200,000  Catalyst Health Solutions, Inc.* ................       4,870,000
     240,000  Gentiva Health Services, Inc.* ..................       7,022,400
      60,000  Haemonetics Corp.* ..............................       3,390,000
     325,000  HMS Holdings Corp.* .............................      10,244,000
     100,000  Immucor, Inc.* ..................................       2,658,000
     200,000  IRIS International, Inc.* .......................       2,788,000
     125,000  Kensey Nash Corp.* ..............................       2,426,250
     400,000  Medicis Pharmaceutical Corp. ....................       5,560,000
     250,000  Meridian Bioscience, Inc. .......................       6,367,500
     125,000  Natus Medical, Inc.* ............................       1,618,750
     180,000  Omnicell, Inc.* .................................       2,197,800
     100,000  Palomar Medical Technologies, Inc.* .............       1,153,000
     325,000  Par Pharmaceutical Cos., Inc.* ..................       4,358,250
                                                                 --------------
                                                                     60,736,850
                                                                 ==============
INDUSTRIALS -- 27.8%
     130,000  Aerovironment, Inc.* ............................       4,785,300
      75,000  AGCO Corp.* .....................................       1,769,250
      60,000  American Science and Engineering, Inc. ..........       4,437,600
      90,000  Ampco-Pittsburgh Corp. ..........................       1,953,000
     200,000  Apogee Enterprises, Inc. ........................       2,072,000
     170,000  Astec Industries, Inc.* .........................       5,326,100
     200,000  BE Aerospace, Inc.* .............................       1,538,000
     200,000  Bucyrus International, Inc. .....................       3,704,000
     160,000  Copart, Inc.* ...................................       4,350,400
      60,000  Dynamic Materials Corp. .........................       1,158,600
     400,000  EMCOR Group, Inc.* ..............................       8,972,000
     125,000  Exponent, Inc.* .................................       3,760,000
      40,000  FTI Consulting, Inc.* ...........................       1,787,200
     250,000  General Cable Corp.* ............................       4,422,500
      75,000  Genesee & Wyoming, Inc.* ........................       2,287,500
   1,000,000  GrafTech International Ltd.* ....................       8,320,000
      50,000  Granite Construction, Inc. ......................       2,196,500
     175,000  Heartland Express, Inc. .........................       2,758,000
     150,000  Herman Miller, Inc. .............................       1,954,500
      75,000  Huron Consulting Group, Inc.* ...................       4,295,250
     150,000  ICF International, Inc.* ........................       3,685,500
      75,000  Kaydon Corp. ....................................       2,576,250
     150,000  Layne Christensen Co.* ..........................       3,601,500
      95,000  Lincoln Electric Holdings, Inc. .................       4,838,350
      75,000  Middleby Corp.* .................................       2,045,250
     100,000  Old Dominion Freight Line, Inc.* ................       2,846,000
     200,000  Quanex Building Products Corp. ..................       1,874,000
     145,000  Resources Connection, Inc.* .....................       2,375,100
     270,000  SYKES Enterprises, Inc.* ........................       5,162,400
     185,000  Team, Inc.* .....................................       5,124,500
      75,000  Triumph Group, Inc. .............................       3,184,500
     150,000  Wabtec Corp. ....................................       5,962,500
      50,000  Watson Wyatt Worldwide, Inc. ....................       2,391,000
     150,000  Werner Enterprises, Inc. ........................       2,601,000
     150,000  Woodward Governor Co. ...........................       3,453,000
                                                                 --------------
                                                                    123,568,550
                                                                 ==============


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             15

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

SMALL CAP FUND (CONTINUED)

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
INFORMATION TECHNOLOGY -- 19.2%
      85,000  Anixter International, Inc.* ....................  $    2,560,200
     155,000  Ansys, Inc.* ....................................       4,322,950
     350,000  Arris Group, Inc.* ..............................       2,782,500
     325,000  Avnet, Inc.* ....................................       5,918,250
     410,000  Cogent, Inc.* ...................................       5,563,700
     280,000  CommScope, Inc.* ................................       4,351,200
     150,000  Comtech Telecommunications Corp.* ...............       6,873,000
      80,000  Digital River, Inc.* ............................       1,984,000
     160,000  Diodes, Inc.* ...................................         969,600
     200,000  Electronics for Imaging, Inc.* ..................       1,912,000
     200,000  Euronet Worldwide, Inc.* ........................       2,322,000
      85,000  FEI Co.* ........................................       1,603,100
      90,000  Hewitt Associates, Inc.* ........................       2,554,200
     300,000  Interwoven, Inc.* ...............................       3,780,000
     130,000  j2 Global Communications, Inc.* .................       2,605,200
     100,000  Micros Systems, Inc.* ...........................       1,632,000
     150,000  Microsemi Corp.* ................................       1,896,000
     300,000  Monolithic Power Systems, Inc.* .................       3,783,000
     250,000  MSC Software Corp.* .............................       1,670,000
     100,000  Netgear, Inc.* ..................................       1,141,000
     175,000  Netlogic Microsystems, Inc.* ....................       3,851,750
     450,000  Pericom Semiconductor Corp.* ....................       2,466,000
     120,000  Power Integrations, Inc. ........................       2,385,600
     360,000  QLogic Corp.* ...................................       4,838,400
     125,000  Rofin-Sinar Technologies, Inc.* .................       2,572,500
      45,000  SPSS, Inc.* .....................................       1,213,200
      87,546  Standard Microsystems Corp.* ....................       1,430,502
     175,000  Sybase, Inc.* ...................................       4,334,750
     500,000  THQ, Inc.* ......................................       2,095,000
                                                                 --------------
                                                                     85,411,602
                                                                 ==============
MATERIALS -- 10.3%
     150,000  AM Castle & Co. .................................       1,624,500
      55,000  Carpenter Technology Corp. ......................       1,129,700
   1,100,000  Intrepid Potash, Inc.* ..........................      22,847,000
     200,000  OM Group, Inc.* .................................       4,222,000
     120,000  Schnitzer Steel Industries, Inc. ................       4,518,000
     375,000  Steel Dynamics, Inc. ............................       4,192,500
     600,000  Stillwater Mining Co.* ..........................       2,964,000
     250,000  Terra Industries, Inc. ..........................       4,167,500
                                                                 --------------
                                                                     45,665,200
                                                                 ==============
MISCELLANEOUS -- 1.0%
      90,000  iShares Russell 2000 Growth Index Fund ETF ......       4,577,400
                                                                 ==============
TOTAL COMMON STOCKS
(COST $494,238,253) -- 97.3% ..................................     432,993,408
                                                                 ==============

 PRINCIPAL
   AMOUNT                                                             VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 4.2%
U.S. GOVERNMENT AND AGENCIES
              Federal Home Loan Bank
$ 18,749,000    0.000%, 01/02/09 ..............................  $   18,748,999
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $18,748,999) -- 4.2%. ...................................      18,748,999
                                                                 ==============
TOTAL INVESTMENTS
(COST $512,987,252) -- 101.5% .................................     451,742,407

Liabilities less other assets -- (1.5)% .......................      (6,467,416)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $10.55 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  42,221,147 shares outstanding) ..............................  $  445,274,991
                                                                 ==============

  ETF - EXCHANGE TRADED FUND
* NON-INCOME PRODUCING SECURITY


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
16                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

[GRAPHIC] INTERNATIONAL FUND

OBJECTIVE:

THE UMB SCOUT INTERNATIONAL FUND SEEKS LONG-TERM GROWTH OF CAPITAL AND INCOME BY INVESTING IN A DIVERSIFIED PORTFOLIO OF EQUITY SECURITIES OF ESTABLISHED COMPANIES EITHER LOCATED OUTSIDE THE UNITED STATES, OR WHOSE PRINCIPAL BUSINESS IS CARRIED ON OUTSIDE THE UNITED STATES.

International markets experienced a breathtaking collapse during the second half of 2008, a collapse that actually started in mid-May. From that late spring high-point, worldwide markets went into a free-fall, not finding a landing until the third week of November. By then, over half of the world's market value had been washed away by a tsunami of selling. Equity investors were driven by fears of increasingly bad economic news and concerns about the stability of the worldwide financial system. The year closed with a short-lived rally that saw markets rebound 18%.

In a disappointing market, the UMB Scout International Fund outperformed its benchmark, the MSCI EAFE Index by more than 200 basis points during the second half of 2008. The Fund earned a return of -33.94% while the Index provided a return of -36.41%. (Please see page 19 for more complete performance information.)

Over the past six months economic news turned increasingly negative. GDP growth in major European countries fell to less than 1%. Italy, Ireland and Japan all saw their economies turn negative. Asian countries, though more robust, also saw their economies slow. At the same time inflation concerns worsened as CPI statistics turned sharply up in the third quarter, broaching 5% in the US, nearing 5% in the UK and approaching 4% in the Eurozone. Inflation fears evaporated in the fourth quarter as collapsing commodity prices began to pull down CPI numbers around the world. Unemployment rates added to worldwide anxiety as rates topped 7% in the U.S., 6.6% Canada, and reached 7.8% in the Eurozone.

The Baltic Dry Index, a measure of rates charged for international shipping, dropped by more than 90%, indicating a dramatic and disturbing drop in worldwide trade. In October, the TED spread, an important measure of risk in the credit markets, soared to over 450 basis points (10 to 15 times the normal spread of 25 to 50 basis points), indicating that the credit markets were being strangled by fear. These and other economics statistics confirmed that many countries were already in recession or soon would be.

The second half of 2008 was marked by severe angst in the financial sector. The major providers of home mortgages, Fannie Mae and Freddie Mac, were on the brink of failure and were taken over by the government. AIG, one of the world's largest insurance companies, was also taken over by the government. The last of the big investment banks disappeared in bankruptcy (Lehman Brothers), were merged (Merrill Lynch) or were converted to commercial banks (Goldman Sachs). European Banks faltered as well. In the UK, HBOS and Branford & Bingley were merged away. In Belgium, Dexia was broken up and sold. Fortis was taken over by the Benelux countries. Concerns about solvency and liquidity were acute all over Europe. Financial anxiety was further stirred by the political machinations of the U.S. Congress as a $700 billion rescue package, Troubled Assets Relief Program (TARP), for the financial industry made a tortured passage into existence. Anxiety over these issues and the ongoing concern over the spread of toxic debt-related securities spread to European financial institutions and fueled worldwide investor anxieties.

Significantly, as late as early-October, central banks around the world were still worried about inflation and were raising or maintaining short-term policy rates. In mid-October these central banks made an abrupt about-face. Almost in unison they tumbled to the fact that inflation was in fact in remission and that the world was already sliding into a major economic slump. In the last weeks of 2008 central banks around the globe were slashing rates furiously. The Federal Open Market Committee cut its target rate from 2% to near zero. The European Central Bank cut its rate from 4.25% to 2.5%. Other banks were similarly aggressive. Such easing is typically good for equities and markets responded by bouncing up the last six weeks of the year.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             17

Also providing some buoyancy to markets was the dramatic drop in oil prices. Crude prices dropped from more than $140 in July to less than $40 by year's end. After spiking in October to more than 450 basis points, the TED spread made its own bullish plunge dropping to a 4-month low of 134 basis points at year's end.

In this negatively charged environment we maintained our defensive position in the Fund. Relative overweight positions were maintained in the traditional defensive sectors - Health Care and Consumer Staples. Correspondingly, we maintained underweight positions in the early-cyclicals: Consumer Discretionary and Financials.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

                  UMB Scout             MSCI EAFE          Lipper International
   Date       International Fund   Index-U.S. Dollars (1)    Funds Index (1)
   ----       ------------------   ----------------------    ---------------
12/31/1998          10,000                10,000                  10,000
12/31/1999          13,143                12,696                  13,783
12/31/2000          12,069                10,898                  11,755
12/31/2001          10,741                8,561                   9,483
12/31/2002          9,038                 7,196                   8,171
12/31/2003          12,030                9,973                   11,113
12/31/2004          14,198                11,992                  13,179
12/31/2005          16,978                13,615                  15,244
12/31/2006          20,631                17,202                  19,192
12/31/2007          24,303                19,123                  21,926
12/31/2008          15,053                10,828                  12,361

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT INTERNATIONAL FUND, MSCI EAFE INDEX-U.S. DOLLARS AND LIPPER INTERNATIONAL FUNDS INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

COUNTRY DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF DECEMBER 31, 2008

[The following table was represented as a bar chart in the printed material.]

                  Australia                             4.2%
                  Brazil                                2.7%
                  Canada                                3.8%
                  Chile                                 0.7%
                  Denmark                               1.5%
                  Finland                               1.5%
                  France                                7.1%
                  Germany                               8.3%
                  Greece                                1.3%
                  Hong Kong                             1.6%
                  Hungary                               1.0%
                  India                                 0.8%
                  Ireland                               1.3%
                  Israel                                1.7%
                  Italy                                 1.6%
                  Japan                                11.3%
                  Luxembourg                            0.7%
                  Mexico                                1.4%
                  Netherlands                           1.2%
                  Norway                                0.4%
                  Singapore                             1.4%
                  South Korea                           0.7%
                  Spain                                 4.9%
                  Sweden                                4.5%
                  Switzerland                           9.5%
                  Taiwan                                1.5%
                  United Kingdom                        7.7%
                  United States                         4.2%

BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008.

SUBJECT TO CHANGE.

The top performing sector for the Fund was Materials. Leading companies in this sector included Air Liquide (OTC: AIQUI), a French maker of industrial gases, Givaudan S.A. (SWX: GIVN.VX), a Swiss maker of fragrances and flavors and Syngenta A.G. (NYSE: SYT), a French maker of agricultural chemicals. Industrials were also a major contributor to second half performance. Ryanair Holdings PLC (OTC: RYAAY), an Irish economy airline, led the way as the cost of airline fuel plunged. Energy was the weakest sector for the Fund. As the price of crude fell, the stocks of Petroleo Brasileiro S.A. (NYSE: PBR), a Brazilian explorer and developer, Saipem S.p.A. (BIT: SPM.IM), an Italian oil service and Technip S.A. (OTC: TKPPY), a French oil service, all fell harder than the market.

We expect 2009 to be a difficult year in the equity markets. The current recession has touched just about every corner of the world and economic activity is slowing. Profitability of corporations is falling in nearly every sector and every region. The appetite of investors for taking risk is sharply diminished and equity markets are likely to be volatile and restrained in 2009. The appetite for risk will likely be slow to return to equity markets. Fiscal and monetary policy around the world should provide a positive environment for equities, but we expect this will occur with a significant lag. We will continue to be vigilant for new leadership in the markets. The Fund will continue to be managed with the same care and prudence that has defined its history.

JAMES L. MOFFETT, CFA
SCOUT INVESTMENT ADIVSORS, INC.


Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.


--------------------------------------------------------------------------------
18                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FUND DIVERSIFICATION
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                   [PIE CHART]

     Financials ...................................................... 16%
     Health Care ..................................................... 14%
     Consumer Staples ................................................ 13%
     Information Technology .......................................... 10%
     Industrials .....................................................  9%
     Consumer Discretionary ..........................................  7%
     Energy ..........................................................  7%
     Materials .......................................................  6%
     Telecommunications ..............................................  5%
     Utilities .......................................................  2%
     Cash Equivalents ................................................ 11%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT INTERNATIONAL FUND (UMBWX)
AS OF DECEMBER 31, 2008

                                          1 YEAR    3 YEARS   5 YEARS   10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT INTERNATIONAL FUND ...........  -38.06%    -3.93%    4.59%      4.17%

MSCI EAFE Index-U.S. Dollars (net)(1) ..  -43.38%    -7.35%    1.66%      0.80%

Lipper International Funds Index(1) ....  -43.62%    -6.75%    2.15%      2.14%
--------------------------------------------------------------------------------
    RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS/NET EXPENSES FOR THE FUND WERE 0.96%.

    A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT INTERNATIONAL FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO. THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT INTERNATIONAL FUND (UMBWX)
                                                            MARKET
                                                             VALUE      PERCENT
                                                            (000'S)     OF TOTAL
--------------------------------------------------------------------------------
Terumo Corp. ............................................  $ 55,842       2.0%
Teva Pharmaceutical Industries Ltd. .....................    47,513       1.7%
Mettler-Toledo International, Inc. ......................    41,316       1.5%
Telefonica S.A. .........................................    41,286       1.5%
CSL Ltd. ................................................    41,000       1.5%
Sampo OYJ ...............................................    40,788       1.5%
ABB Ltd. ................................................    39,416       1.5%
Canon, Inc. .............................................    38,884       1.4%
United Oversees Bank Ltd. ...............................    38,882       1.4%
Synthes, Inc. ...........................................    38,694       1.4%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL ...........................  $423,621      15.4%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT INTERNATIONAL FUND (UMBWX)

                                       INCOME &                    CUMULATIVE(2)
                            NET       SHORT-TERM      LONG-TERM      VALUE PER
                           ASSET        GAINS           GAINS        SHARE PLUS
                           VALUE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 ...............  $24.10        $0.17          $  --          $27.72
12/31/05 ...............   28.26         0.23           0.30           32.41
12/31/06 ...............   32.66         0.33           1.30           38.44
12/31/07 ...............   37.38         0.65           0.41           44.22
12/31/08 ...............   21.79         0.46           0.98           30.07
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             19

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)
INTERNATIONAL FUND

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) -- 88.5%
AUSTRALIA -- 4.2%
   2,139,700  Australia and New Zealand Banking Group Ltd. ....  $   22,894,790
     781,676  BHP Billiton Ltd.(1) ............................      33,533,900
   1,745,000  CSL Ltd.(2) .....................................      41,000,140
     641,067  Woodside Petroleum Ltd. .........................      16,795,955
                                                                 --------------
                                                                    114,224,785
                                                                 ==============
BRAZIL -- 2.7%
     802,180  Cia de Bebidas das Americas(1) ..................      35,544,596
     958,765  Empresa Brasileira de Aeronautica S.A. ..........      15,541,581
     915,458  Petroleo Brasileiro S.A. ........................      22,419,566
                                                                 --------------
                                                                     73,505,743
                                                                 ==============
CANADA -- 3.8%
     300,000  Canadian Natural Resources Ltd.1, (2) ...........      11,994,000
       6,800  EnCana Corp.(2) .................................         316,064
     719,170  Imperial Oil Ltd.(2) ............................      24,250,412
     209,451  Potash Corp. of Saskatchewan(2) .................      15,336,002
     939,400  Royal Bank of Canada(2) .........................      27,862,604
     700,080  Toronto-Dominion Bank(2) ........................      25,111,870
                                                                 --------------
                                                                    104,870,952
                                                                 ==============
CHILE -- 0.7%
     834,033  Sociedad Quimica y Minera de Chile S.A.(1) ......      20,342,065
                                                                 ==============
DENMARK -- 1.5%
   3,269,970  Danske Bank A/S .................................      16,840,346
     464,700  Novo Nordisk A/S ................................      23,880,933
                                                                 --------------
                                                                     40,721,279
                                                                 ==============
FINLAND -- 1.5%
   2,154,965  Sampo OYJ(2) ....................................      40,787,670
                                                                 ==============
FRANCE -- 7.1%
   1,450,942  Air Liquide .....................................      26,697,333
   1,445,000  AXA S.A. ........................................      32,469,150
     613,000  Dassault Systemes S.A.(2) .......................      27,544,099
     596,232  Groupe Danone(2) ................................      35,787,180
     355,496  LVMH Moet Hennessy Louis Vuitton S.A.(2) ........      23,605,844
     560,065  Technip S.A.(1) .................................      17,507,632
     584,892  Total S.A. ......................................      32,344,528
                                                                 --------------
                                                                    195,955,766
                                                                 ==============
GERMANY -- 8.3%
   1,599,773  Adidas A.G. .....................................      30,955,608
   2,832,090  Allianz S.E. ....................................      30,671,535
     429,431  Bayer A.G. ......................................      25,508,201
     837,280  Deutsche Post A.G.(2) ...........................      14,036,486
     783,200  Fresenius Medical Care A.G. & Co. KGaA ..........      36,951,376
     831,100  Henkel A.G. & Co. KGaA ..........................      26,719,865
     721,080  SAP A.G.(1) .....................................      26,117,518
     487,235  Siemens A.G.(1) .................................      36,908,051
                                                                 --------------
                                                                    227,868,640
                                                                 ==============
GREECE -- 1.3%
   2,512,512  Coca Cola Hellenic Bottling Co., S.A.(2) ........      36,322,108
                                                                 ==============
HONG KONG -- 1.6%
   3,912,380  CLP Holdings Ltd. ...............................      26,682,431
   9,999,780  Li & Fung Ltd.(2) ...............................      17,134,665
                                                                 --------------
                                                                     43,817,096
                                                                 ==============
HUNGARY -- 1.0%
   1,084,170  Magyar Telekom Telecommunications PLC ...........      15,221,747
     451,180  MOL Hungarian Oil and Gas NyRt ..................      12,633,040
                                                                 --------------
                                                                     27,854,787
                                                                 ==============
INDIA -- 0.8%
     850,964  Infosys Technologies Ltd. .......................      20,908,185
                                                                 ==============
IRELAND -- 1.3%
     464,357  Anglo Irish Bank Corp. PLC1, (2) ................         104,890
   1,240,741  Ryanair Holdings PLC *(1) .......................      36,080,748
                                                                 --------------
                                                                     36,185,638
                                                                 ==============
ISRAEL -- 1.7%
   1,116,111  Teva Pharmaceutical Industries Ltd. .............      47,512,845
                                                                 ==============
ITALY -- 1.6%
   1,347,700  Luxottica Group S.p.A.(1) .......................      24,420,324
   1,180,718  Saipem S.p.A.(2) ................................      20,137,692
                                                                 --------------
                                                                     44,558,016
                                                                 ==============
JAPAN -- 11.3%
   1,982,580  Asahi Breweries Ltd.(2) .........................      34,278,948
   1,238,330  Canon, Inc. .....................................      38,883,562
     483,630  Fanuc Ltd.(2) ...................................      34,662,629
       6,826  Japan Tobacco, Inc.(2) ..........................      22,610,044
     629,702  Komatsu Ltd. ....................................      32,146,287
   2,218,950  Nidec Corp. .....................................      21,767,900
   1,910,500  NTT DoCoMo, Inc.(1) .............................      37,484,010
     611,200  Takeda Pharmaceutical Co., Ltd.(2) ..............      31,857,156
   1,192,039  Terumo Corp.(2) .................................      55,841,602
                                                                 --------------
                                                                    309,532,138
                                                                 ==============
LUXEMBOURG -- 0.7%
     430,401  Millicom International Cellular S.A.(1,2) .......      19,329,309
                                                                 ==============


--------------------------------------------------------------------------------
20                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

INTERNATIONAL FUND (CONTINUED)

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
MEXICO -- 1.4%
     967,460  Grupo Televisa S.A. .............................  $   14,453,852
     898,080  Wal-Mart de Mexico S.A.B. de C.V. ...............      24,248,160
                                                                 --------------
                                                                     38,702,012
                                                                 ==============
NETHERLANDS -- 1.2%
   5,660,410  Aegon N.V.(2) ...................................      34,245,481
                                                                 ==============
NORWAY -- 0.4%
   1,000,000  Tandberg ASA(2) .................................      11,020,422
                                                                 ==============
SINGAPORE -- 1.4%
   2,160,140  United Overseas Bank Ltd. .......................      38,882,520
                                                                 ==============
SOUTH KOREA -- 0.7%
      52,000  Shinsegae Co., Ltd.(4) ..........................      20,202,603
                                                                 ==============
SPAIN -- 4.9%
   3,090,250  Banco Bilbao Vizcaya Argentaria S.A.(1) .........      38,597,223
     637,148  Iberdrola S.A. ..................................      22,937,328
     727,800  Inditex S.A.(2) .................................      32,409,458
     612,648  Telefonica S.A. .................................      41,286,348
                                                                 --------------
                                                                    135,230,357
                                                                 ==============
SWEDEN -- 4.5%
     158,398  Gettinge A.B.*(2) ...............................       1,827,746
   1,425,584  Gettinge A.B., Cl. B(2) .........................      17,298,438
     885,630  Hennes & Mauritz A.B.(2) ........................      35,225,799
   3,697,430  Sandvik A.B. ....................................      23,811,449
   1,904,820  Svenska Cellosa A.B.(2) .........................      16,538,380
   3,672,275  Telefonaktiebolaget LM Ericsson(1) ..............      28,680,468
                                                                 --------------
                                                                    123,382,280
                                                                 ==============
SWITZERLAND -- 9.5%
   2,626,010  ABB Ltd. ........................................      39,416,410
      43,000  Givaudan S.A.(2) ................................      33,976,815
     148,000  Lonza Group A.G.(2) .............................      13,720,618
     962,075  Nestle S.A. .....................................      38,194,378
     533,000  Nobel Biocare Holding A.G.(2) ...................      11,005,769
     359,600  Roche Holding A.G. ..............................      27,527,380
     330,000  Sonova Holding A.G.(2) ..........................      20,055,592
     685,009  Swiss Reinsurance1 ..............................      32,743,430
     592,898  Syngenta A.G. ...................................      23,206,028
   1,521,600  UBS A.G.*(2) ....................................      21,758,880
                                                                 --------------
                                                                    261,605,300
                                                                 ==============
TAIWAN -- 1.5%
   5,175,000  Hon Hai Precision Industry Co., Ltd.(2) .........      10,123,560
   3,962,008  Taiwan Semiconductor Manufacturing Co., Ltd. ....      31,299,863
                                                                 --------------
                                                                     41,423,423
                                                                 ==============
NUMBER OF SHARES/
PRINCIPAL AMOUNT                                                     VALUE
--------------------------------------------------------------------------------
UNITED KINGDOM -- 7.7%
     491,559  BG Group PLC ....................................  $   34,974,423
     596,400  British American Tobacco PLC(1) .................      31,573,416
     720,000  HSBC Holdings PLC(1) ............................      35,042,400
     732,620  Reckitt Benckiser Group PLC(2) ..................      27,155,922
  11,413,528  Sage Group PLC(2) ...............................      27,897,912
   1,946,400  Tesco PLC .......................................      30,850,440
   1,218,866  Vodafone Group PLC ..............................      24,913,621
                                                                 --------------
                                                                    212,408,134
                                                                 ==============
UNITED STATES -- 4.2%
     737,010  Aflac, Inc.(2) ..................................      33,784,538
     612,990  Mettler-Toledo International, Inc.*(2) ..........      41,315,526
     305,158  Synthes, Inc.(2) ................................      38,694,029
                                                                 --------------
                                                                    115,794,093
                                                                 ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $2,801,794,433) -- 88.5% ................................   2,435,193,647
                                                                 ==============
SHORT-TERM INVESTMENTS -- 11.2%
U.S. GOVERNMENT AND AGENCIES
              Federal Farm Credit Bank
$  6,280,000    0.010%, 01/08/09 ..............................       6,279,994
              Federal Home Loan Bank
 281,333,000    0.000%, 01/02/09 ..............................     281,332,992
   3,300,000    0.010%, 01/09/09 ..............................       3,299,996
   3,060,000    0.010%, 01/12/09 ..............................       3,059,995
   2,800,000    0.010%, 01/14/09 ..............................       2,799,990
   5,650,000    0.010%, 01/16/09 ..............................       5,649,988
              U.S. Treasury Note
   5,000,000    4.875%, 01/31/09 ..............................       5,019,340
                                                                 --------------
TOTAL SHORT-TERM INVESTMENTS
(COST $307,442,612) -- 11.2% ..................................     307,442,295
                                                                 ==============
COLLATERAL INVESTMENT FOR
SECURITIES ON LOAN
(COST $84,897,458) -- 3.1% ....................................      84,897,458
                                                                 ==============
TOTAL INVESTMENTS
(COST $3,194,134,504) -- 102.8% ...............................   2,827,533,400

Liabilities less other assets -- (2.8)% .......................     (75,739,232)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $21.79 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  126,293,601 shares outstanding) .............................  $2,751,794,168
                                                                 ==============

    ADR - AMERICAN DEPOSITARY RECEIPT
    PLC - PUBLIC LIMITED COMPANY
*   NON-INCOME PRODUCING SECURITY
(1) SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.
(2) NON ADR
(4) GDR - GLOBAL DEPOSITARY RECEIPT


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             21

[GRAPHIC] INTERNATIONAL DISCOVERY FUND

OBJECTIVE:

THE UMB SCOUT INTERNATIONAL DISCOVERY FUND SEEKS LONG-TERM GROWTH OF CAPITAL BY INVESTING IN EQUITY SECURITIES OF SMALLER AND MID-SIZED COMPANIES THAT ARE EITHER LOCATED OUTSIDE THE UNITED STATES OR WHOSE PRIMARY BUSINESS IS CARRIED ON OUTSIDE OF THE UNITED STATES.

The UMB Scout International Discovery Fund closed its first year of existence on December 31, 2008. Although Fund performance was deeply negative, the management team was able to guide the Fund to significant outperformance of its index and peers. The Fund closed with a six-month and one-year return of -33.32% and -34.71%, respectively. The Fund's benchmark, the MSCI EAFE SMID, closed with a -39.37% and -45.62% return over the same time periods. (Please see page 24 for more complete performance information.)

Over the past six months, the markets have provided some of the most eventful moments we have seen in decades. The sub-prime induced credit crisis devastated the financial landscape. The debt binge that the U.S. consumer engaged in along with irresponsible actions on the part of participants such as mortgage originators, bankers and credit rating agencies wreaked havoc on the financial system and, ultimately, the economy. The investment banking business model collapsed with the demise of Lehman Brothers and the conversion to bank holding companies of Morgan Stanley and Goldman Sachs, while Merrill Lynch was ultimately bought by Bank of America. The federal government placed Freddie Mac and Fannie Mae into conservatorship while also providing support to many other commercial banks and insurance companies. Several financial institutions facing collapse rushed into mergers in a frantic attempt to stay afloat. Equity markets reacted negatively, driving down stock prices extensively during the summer. As the crisis escalated, the United States Treasury stated the financial system was on the brink of collapse and requested $700 billion to purchase distressed assets. As summer turned to fall, investors watched in amazement while equity markets declined at a breathtaking pace as news continued to unfold pointing the global economy toward a deeper and more protracted recession.

In response to these conditions, central banks and governments took unprecedented action to pump liquidity into their economies and provide fiscal relief. The European Central Bank, the Bank of England, the Bank of Canada and Sweden's Riksbank, along with the U.S. Federal Open Market Committee, cut their benchmark interest rates to historic lows. Germany, France and Spain pledged almost 1 trillion to guarantee interbank loans and even took equity stakes in their banks. On top of this, huge infrastructure stimulus packages were announced by China and proposed by the United States.

The one positive note during the time period emerged on the inflation front. With energy demand waning as a result of deceased economic activity, the price of a barrel of oil dropped from more than $140 to just $45 by the end of December. This dramatic drop provided some much-needed relief to consumers everywhere, particularly in the U.S. where they felt the full brunt of price increases. Additionally, with housing prices continuing to fall in many places around the world, central banks could reduce interest rates without too much inflation worry, at least in the short term.

There were major moves on the currency front. In the second half of the year the Euro dropped more than 11% against the U.S. dollar while the Japanese Yen moved in the opposite direction and gained more than 17%. The British Pound could be described as having collapsed versus the U.S. dollar, losing about a quarter of its value in just six months. This was a reflection of the depth of the recession apparent in the United Kingdom and the expectation of some further "nationalization" of the banking system.


--------------------------------------------------------------------------------
22                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

With increased uncertainty and volatility in the markets, the Advisor maintained the defensive posture for the Fund with relative overweight exposure to the Consumer Staples and Health Care sectors. The Fund also held a larger than normal cash balance during the year. In addition, the Advisor limited the Fund's exposure in the Consumer Discretionary and Financials sectors. The Industrials sector emerged as the top contributing sector. The Fund maintained a relative underweight exposure in this underperforming sector, although the Fund's holdings outperformed the benchmark significantly. The Financials and Energy sectors provided the greatest drag on relative performance, even as the Fund's relative underweight position in Financials limited its exposure.

As the year closes, we continue to position the Fund defensively. We believe that the huge monetary and stimulus packages enacted, or about to be enacted, around the globe will eventually start to gain traction. The U.S. has officially been in recession since December 2007, so we are over a year through this normal economic process. However, deleveraging of the consumer will not take place overnight and the banking industry has yet to come completely clean. The decoupling theory has also been a myth as emerging market growth has stalled faster than in developed markets. The Adviser will continue to look for signs that equity markets are likely to improve before becoming more aggressive in its outlook.

In closing, the management team expresses our gratitude for your continued support of the UMB Scout Funds.

JAMES L. MOFFETT, CFA
MICHAEL D. STACK, CFA
SCOUT INVESTMENT ADIVSORS, INC.

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

                                       MSCI EAFE SMID     Lipper International
           UMB Scout International   Index-U.S. Dollars       Small/Mid-Cap
   Date          Discovery Fund           (net)(1)         Core Fund Index (1)
   ----          --------------           --------         -------------------
12/31/2007           10,000                10,000                 10,000
 3/31/2008            9,830                 9,373                  9,362
 6/30/2008            9,791                 8,969                  9,153
 9/30/2008            8,101                 6,929                  7,191
12/31/2008            6,529                 5,438                  5,677

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT INTERNATIONAL DISCOVERY FUND, MSCI EAFE SMID INDEX- U.S. DOLLARS AND LIPPER INTERNATIONAL SMALL/MID-CAP CORE FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

COUNTRY DIVERSIFICATION
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF DECEMBER 31, 2008

[The following table was represented as a bar chart in the printed material.]

                          Australia               1.7%
                          Brazil                  1.5%
                          Canada                  3.5%
                          Chile                   3.2%
                          Finland                 2.1%
                          France                  6.5%
                          Germany                 7.7%
                          Greece                  1.5%
                          Hong Kong               2.8%
                          Hungary                 2.4%
                          Ireland                 3.8%
                          Italy                   6.5%
                          Japan                  12.4%
                          Luxembourg              1.9%
                          Netherlands             1.7%
                          Norway                  1.0%
                          Singapore               1.3%
                          Sweden                  2.8%
                          Switzerland            10.7%
                          United Kingdom          9.9%
                          United States           3.3%

BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008.

SUBJECT TO CHANGE.


Due to the limited focus of this Fund, it is more susceptible to market volatility because smaller companies may not have the management experience, financial resources, product diversification and competitive strengths of larger companies. Additionally, smaller company stocks tend to be sold less often and in smaller amounts than larger company stocks.

Foreign investments present additional risks due to currency fluctuations, economic and political factors, government regulations, differences in accounting standards and other factors. Investments in emerging markets involve even greater risks.

Portfolio composition will change due to ongoing management of the Fund. References to specific securities or sectors should not be construed as a recommendation by the Fund, its Advisor or Distributor. See the accompanying Schedule of Investments for the percentage of the Fund's portfolio represented by the securities or sectors mentioned in this letter.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             23

FUND DIVERSIFICATION
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

                                  [PIE CHART]

     Industrials ....................................................  21%
     Consumer Discretionary .........................................  12%
     Consumer Staples ...............................................  11%
     Information Technology .........................................  11%
     Financials .....................................................  10%
     Health Care ....................................................  10%
     Materials ......................................................   6%
     Energy .........................................................   4%
     Telecommunications .............................................   3%
     Utilities ......................................................   2%
     Cash Equivalents ...............................................  10%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
AS OF DECEMBER 31, 2008

                                                                         SINCE
                                                            1 YEAR     INCEPTION
--------------------------------------------------------------------------------
UMB SCOUT INTERNATIONAL DISCOVERY FUND ...................  -34.71%     -34.71%

MSCI EAFE SMID Index-US Dollars (net)(1) .................  -45.62%     -45.62%

Lipper International Small/Mid-Cap Core Fund Index(1) ....  -43.23%     -43.23%
--------------------------------------------------------------------------------
    INCEPTION - DECEMBER 31, 2007.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 3.35%.

    A REDEMPTION FEE OF 2% WILL BE IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN TWO MONTHS OF PURCHASE OF SHARES IN THE UMB SCOUT INTERNATIONAL DISCOVERY FUND. PLEASE SEE THE PROSPECTUS FOR MORE INFORMATION ABOUT THE FEE AND WHICH ACCOUNTS IT APPLIES TO.

    THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN ABSENCE OF SUCH WAIVER, THE RETURNS WOULD BE REDUCED.

    SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2009 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UMB SCOUT INTERNATIONAL DISCOVERY FUND DOES NOT EXCEED 1.60%.

    THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

TOP TEN EQUITY HOLDINGS
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)
                                                             MARKET
                                                              VALUE      PERCENT
                                                             (000'S)    OF TOTAL
--------------------------------------------------------------------------------
Ryanair Holdings PLC. .....................................   $  339       3.3%
Bijou Brigitte A.G. .......................................      265       2.6%
Givaudan S.A. .............................................      258       2.5%
Asahi Breweries Ltd. ......................................      252       2.4%
Capita Group PLC. .........................................      239       2.3%
SMC Corp. .................................................      237       2.3%
Lindt & Spruengli A.G. ....................................      237       2.3%
SGS S.A. ..................................................      235       2.3%
Willis Group Holdings Ltd. ................................      229       2.2%
Luxottica Group S.p.A. ....................................      228       2.2%
--------------------------------------------------------------------------------
TOP TEN EQUITY HOLDINGS TOTAL .............................   $2,519      24.4%
--------------------------------------------------------------------------------
BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

HISTORICAL PER-SHARE RECORD
UMB SCOUT INTERNATIONAL DISCOVERY FUND (UMBDX)

                                       INCOME &                    CUMULATIVE(2)
                            NET       SHORT-TERM      LONG-TERM      VALUE PER
                           ASSET        GAINS           GAINS        SHARE PLUS
                           VALUE     DISTRIBUTION   DISTRIBUTION   DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/07 ...............  $10.00         $  --          $  --         $10.00
12/31/08 ...............    6.39          0.16             --           6.55
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.


--------------------------------------------------------------------------------
24                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

INTERNATIONAL DISCOVERY FUND

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS (ADR'S) -- 88.2%
AUSTRALIA -- 1.7%
      15,025  Westpac Banking Corp.(2) ........................  $      177,769
                                                                 ==============
BRAZIL -- 1.5%
       9,660  Empresa Brasileira de Aeronautica S.A. ..........         156,589
                                                                 ==============
CANADA -- 3.5%
       4,345  Canadian Pacific Railway Ltd.(2) ................         146,079
       5,500  Shoppers Drug Mart Corp.(2) .....................         214,074
                                                                 --------------
                                                                        360,153
                                                                 ==============
CHILE -- 3.2%
       7,160  Sociedad Quimica y Minera de Chile S.A. .........         174,633
       5,230  Vina Concha y Toro S.A. .........................         156,952
                                                                 --------------
                                                                        331,585
                                                                 ==============
FINLAND -- 2.1%
      11,420  Sampo OYJ(2) ....................................         216,150
                                                                 ==============
FRANCE -- 6.5%
       4,530  Dassault Systemes S.A. ..........................         205,209
       2,525  Cie Generale d'Optique Essilor International S.A.(2)      117,826
       2,430  Neopost S.A.(2) .................................         218,984
       4,050  Technip S.A. ....................................         126,603
                                                                 --------------
                                                                        668,622
                                                                 ==============
GERMANY -- 7.7%
      10,860  Adidas A.G. .....................................         210,141
       2,265  Bijou Brigitte A.G.(2) ..........................         264,830
       3,985  Fresenius Medical Care A.G. & Co. KGaA ..........         188,012
       2,070  Pfeiffer Vacuum Technology A.G.(2) ..............         137,258
                                                                 --------------
                                                                        800,241
                                                                 ==============
GREECE -- 1.5%
      10,910  Coca Cola Hellenic Bottling Co., S.A. ...........         157,759
                                                                 ==============
HONG KONG -- 2.8%
      22,150  CLP Holdings Ltd. ...............................         151,063
      13,000  Wing Hang Bank Ltd. .............................         136,500
                                                                 --------------
                                                                        287,563
                                                                 ==============
HUNGARY -- 2.4%
       9,410  Magyar Telekom Telecommunications PLC ...........         132,116
       4,060  MOL Hungarian Oil and Gas NyRt ..................         113,680
                                                                 --------------
                                                                        245,796
                                                                 ==============
IRELAND -- 3.8%
      26,290  Irish Life & Permanent PLC(2) ...................          57,557
      11,675  Ryanair Holdings PLC* ...........................         339,509
                                                                 --------------
                                                                        397,066
                                                                 ==============
ITALY -- 6.5%
      12,375  Benetton Group S.p.A. ...........................         212,850
      14,597  Finmeccanica S.p.A.(2) ..........................         226,091
      12,600  Luxottica Group S.p.A. ..........................         228,312
                                                                 --------------
                                                                        667,253
                                                                 ==============
JAPAN -- 12.4%
      14,600  Asahi Breweries Ltd.(2) .........................         252,434
         250  Kao Corp. .......................................          75,975
      18,750  Nidec Corp. .....................................         183,938
       3,000  SECOM Co., Ltd.(2) ..............................         154,807
         500  Shimamura Co., Ltd.(2) ..........................          38,603
       2,300  SMC Corp.(2) ....................................         236,939
       2,600  Sysmex Corp.(2) .................................          94,751
       2,900  Terumo Corp.(2) .................................         135,852
       1,490  Yamada Denki Co., Ltd.(2) .......................         104,154
                                                                 --------------
                                                                      1,277,453
                                                                 ==============
LUXEMBOURG -- 1.9%
       4,480  Millicom International Cellular S.A.(2) .........         201,197
                                                                 ==============
NETHERLANDS -- 1.7%
       4,715  Koninklijke Vopak N.V.(2) .......................         176,960
                                                                 ==============
NORWAY -- 1.0%
       8,400  Tandberg ASA(2) .................................          92,571
         525  Yara International ASA ..........................          11,566
                                                                 --------------
                                                                        104,137
                                                                 ==============
SINGAPORE -- 1.3%
      20,000  Flextronics International Ltd.*(2) ..............          51,200
       4,810  United Overseas Bank Ltd. .......................          86,580
                                                                 --------------
                                                                        137,780
                                                                 ==============


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             25

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

INTERNATIONAL DISCOVERY FUND (CONTINUED)

 NUMBER OF
   SHARES                                                            VALUE
--------------------------------------------------------------------------------
SWEDEN -- 2.8%
         877  Getinge A.B.*(2) ................................  $       10,120
       7,895  Getinge A.B., Cl. B(2) ..........................          95,800
      20,440  Svenska Cellulosa A.B. ..........................         178,645
                                                                 --------------
                                                                        284,565
                                                                 ==============
SWITZERLAND -- 10.7%
         326  Givaudan S.A.(2) ................................         257,593
          11  Lindt & Spruengli A.G.(2) .......................         236,626
       5,000  Nobel Biocare Holdings A.G.(2) ..................         103,244
       2,940  Schindler Holdings A.G.(2) ......................         134,880
      22,390  SGS S.A. ........................................         235,095
         685  Swiss Life Holding(2) ...........................          47,498
       2,000  Swiss Reinsurance ...............................          95,600
                                                                 --------------
                                                                      1,110,536
                                                                 ==============
UNITED KINGDOM -- 9.9%
       8,235  AMEC PLC2 .......................................          58,344
      22,515  Capita Group PLC(2). ............................         238,907
      37,350  Informa PLC2 ....................................         132,242
       4,670  Premier Oil PLC*(2) .............................          66,139
      18,115  Sage Group PLC ..................................         186,585
       1,395  Shire PLC .......................................          62,468
       1,395  Smith & Nephew PLC ..............................          45,059
       9,200  Willis Group Holdings Ltd.(2) ...................         228,896
                                                                 --------------
                                                                      1,018,640
                                                                 ==============
UNITED STATES -- 3.3%
       2,575  Mettler-Toledo International, Inc.*(2) ..........         173,555
       1,320  Synthes, Inc.(2) ................................         167,376
                                                                 --------------
                                                                        340,931
                                                                 ==============
TOTAL COMMON STOCKS (ADR'S)
(COST $13,529,212) -- 88.2% ...................................       9,118,745
                                                                 ==============
 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 9.3%
U.S. GOVERNMENT AND AGENCIES
              Federal Home Loan Bank
$    963,000    0.000%, 01/02/09 ..............................  $      963,000
                                                                 ==============
TOTAL SHORT-TERM INVESTMENTS
(COST $963,000) -- 9.3% .......................................         963,000
                                                                 ==============
TOTAL INVESTMENTS
(COST $14,492,212) -- 97.5% ...................................      10,081,745

Other assets less liabilities -- 2.5% .........................         253,227
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $6.39 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  1,617,305 shares outstanding) ...............................  $   10,334,972
                                                                 ==============

    ADR - AMERICAN DEPOSITARY RECEIPT
    PLC - PUBLIC LIMITED COMPANY
*   NON-INCOME PRODUCING SECURITY
(2) NON ADR

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
26                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

[GRAPHIC] BOND FUND

OBJECTIVE:

THE UMB SCOUT BOND FUND SEEKS MAXIMUM CURRENT INCOME CONSISTENT WITH QUALITY AND MATURITY STANDARDS BY INVESTING IN A DIVERSIFIED PORTFOLIO OF FIXED-INCOME OBLIGATIONS.

During the second half of 2008, the United States and international financial authorities took coordinated steps to address the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. At the root of the problem was (and continues to be) excessive levels of leverage that had been built up over many years and first began to unravel in mid-2007 with subprime mortgages. Forced collateral liquidation of all types followed, leading to falling asset prices and the first real threat of deflation since the 1930's.

By any historical measure, the series of events that unfolded at the beginning of September was nothing less than breathtaking in terms of magnitude, scope and the short time period over which they occurred. The $700 billion Troubled Asset Relief Program (TARP) was a harbinger of things to come. By the year-end, the total for all the various programs had exceeded $8.0 trillion, much of it due to actions taken by the Federal Reserve as it followed a "whatever it takes" strategy to head off deflationary pressures.

"Flight to safety" demand for U.S. government securities and other high-quality, short-term securities reached extremes by year-end. In the case of U.S. treasury bills, demand at times was so strong that investors accepted negative yields in return for safety of principal. The Federal Reserve, the European Central Bank and the Bank of England aggressively slashed their respective target rates in an effort to resuscitate the world economy. By year-end, the Fed funds target rate (range) stood at 0% to 0.25% and the Bank of England target rate was headed towards its lowest level in 300 years.

The UMB Scout Bond Fund outperformed its benchmark, the Barclay's Capital 1-5 Year Gov't./Credit Index, for the six months ended December 31, 2008. The Fund's outperformance was primarily a function of an underweight exposure in the credit segment. While the Fund's underweighting of U.S. treasury securities relative to federal agency securities somewhat hindered its performance, it was more than offset by an underweighting of corporate securities relative to the benchmark. In addition, the Fund's holdings of higher-quality corporate bonds also contributed to the Fund's outperformance of the benchmark overall.

Over the past six months, agency spreads initially widened on the threat of increased agency supply from FDIC-backed Temporary Loan Guarantee (TLG) bonds and as the demand for U.S. treasuries soared. However, spreads narrowed significantly due to government purchases in the sector. In a similar manner, spreads on mortgage-backed securities narrowed around year-end when the government announced it would pursue direct purchases of mortgage-backed securities to drive mortgage rates lower. Corporate spreads, while also substantially narrower by year-end, remained at historically wide levels and continued to provide attractive opportunities on a selective basis.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             27

HYPOTHETICAL GROWTH OF $10,000
UMB SCOUT BOND FUND (UMBBX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

            UMB Scout    Barclay's Capital 1-5      Lipper Short/Intermediate
   Date     Bond Fund   Year Gov't./Credit Index  (Inv.)Grade Debt Fund Index(1)
   ----     ---------   ------------------------  ------------------------------
12/31/1998   10,000              10,000                      10,000
12/31/1999   10,019              10,209                      10,119
12/31/2000   10,948              11,119                      11,006
12/31/2001   11,831              12,122                      11,867
12/31/2002   13,000              13,107                      12,716
12/31/2003   13,281              13,546                      13,205
12/31/2004   13,601              13,797                      13,554
12/31/2005   13,730              13,995                      13,737
12/31/2006   14,220              14,585                      14,296
12/31/2007   15,033              15,645                      15,067
12/31/2008   15,838              16,447                      14,690

(1) UNMANAGED INDEX OF STOCKS, BONDS, MUTUAL FUNDS OR COMMODITIES. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

    PERFORMANCE RETURNS FOR THE UMB SCOUT BOND FUND, BARCLAY'S CAPITAL 1-5 YEAR GOV'T./CREDIT INDEX AND LIPPER SHORT/INTERMEDIATE INV. GRADE DEBT FUND INDEX ASSUME DIVIDENDS WERE REINVESTED FOR THE ENTIRE PERIOD.

(2) FORMERLY KNOWN AS LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX.

    FOR ILLUSTRATIVE PURPOSES ONLY; MAY NOT REPRESENT YOUR RETURNS.

The Advisor is mindful of the significant challenges that lie ahead for the global financial markets and world economies as they deal with the aftermath of the events of 2008. Given the depth and breadth of the current situation, we do not expect a quick recovery but rather one that builds over time as recovery takes hold. We remain steadfast in our commitment to invest in high-quality securities issued by companies we believe have the ability to successfully manage through what could be a difficult business environment. In addition, we do not intend to relax our standards in order to "chase yield" -- now, more than ever, is a time to focus on safety of principal and prudent investments. In doing so, we believe the Fund will be well positioned for the coming year. In closing, thank you for your continued support of the UMB Scout Bond Fund.

BRUCE C. FERNANDEZ, CFA
MICHAEL J. HEIMLICH, CFA
SCOUT INVESTMENT ADVISORS, INC.


--------------------------------------------------------------------------------
28                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FUND DIVERSIFICATION
UMB SCOUT BOND FUND (UMBBX)

                                  [PIE CHART]

     Agency .......................................................... 42%
     Corporate Bonds ................................................. 24%
     U.S Treasury .................................................... 16%
     Mortgage-Backed ................................................. 15%
     Commercial Paper ................................................  3%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

COMPARATIVE RATES OF RETURN
UMB SCOUT BOND FUND (UMBBX)
AS OF DECEMBER 31, 2008
                                         1 YEAR    3 YEARS   5 YEARS    10 YEARS
--------------------------------------------------------------------------------
UMB SCOUT BOND FUND ...................   5.36%     4.88%     3.58%       4.71%

Barclay's Capital 1-5 Year
  Gov't./Credit Index(1,2) ............   5.13%     5.53%     3.96%       5.10%

Lipper Short/Intermediate Inv.
  Grade Debt Fund Index(1) ............  -2.50%     2.26%     2.15%       3.92%
--------------------------------------------------------------------------------
    RETURNS FOR PERIODS GREATER THAN ONE YEAR ARE COMPOUNDED AVERAGE ANNUAL RATES OF RETURN.

    THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END, PLEASE CALL 800-996-2862. THE RETURNS FOR PERIODS PRIOR TO APRIL 1, 2005 DO NOT REFLECT THE FEES AND EXPENSES IN EFFECT AS OF APRIL 1, 2005. IF THE NEW FEES AND EXPENSES AND THE ADVISOR'S AGREEMENT TO LIMIT TOTAL FUND EXPENSES WERE IN EFFECT FOR THE PERIODS SHOWN, RETURNS WOULD HAVE BEEN LOWER. AS OF JUNE 30, 2008, GROSS EXPENSES FOR THE FUND WERE 0.74%.

    THE PERFORMANCE RETURNS FOR THE FUND REFLECT A FEE WAIVER IN EFFECT. IN THE ABSENCE OF SUCH A WAIVER, THE RETURNS WOULD BE REDUCED.

    SCOUT INVESTMENT ADVISORS, INC. HAS ENTERED INTO AN AGREEMENT TO LIMIT THE FEES AND/OR MAKE EXPENSE PAYMENTS THROUGH OCTOBER 31, 2009 SO THAT ACTUAL TOTAL ANNUAL FUND OPERATING EXPENSES OF THE UMB SCOUT BOND FUND DOES NOT EXCEED 0.57%.

    THE PERFORMANCE SHOWN IN THE ABOVE TABLE AND IN THE GRAPH ON THE PRECEDING PAGE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

(1) UNMANAGED INDEX OF STOCKS, BONDS OR MUTUAL FUNDS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.

(2) FORMERLY KNOWN AS LEHMAN BROTHERS 1-5 YEAR GOV'T./CREDIT INDEX.

HISTORICAL PER-SHARE RECORD
UMB SCOUT BOND FUND (UMBBX)
                                     INCOME &                      CUMULATIVE(2)
                          NET       SHORT-TERM      LONG-TERM        VALUE PER
                         ASSET        GAINS           GAINS          SHARE PLUS
                         VALUE     DISTRIBUTION   DISTRIBUTION     DISTRIBUTIONS
--------------------------------------------------------------------------------
12/31/04 .............  $11.22        $0.41          $0.03            $27.01
12/31/05 .............   10.91         0.41             --             27.11
12/31/06 .............   10.86         0.43             --             27.49
12/31/07 .............   11.02         0.45             --             28.10
12/31/08 .............   11.22         0.38             --             28.68
--------------------------------------------------------------------------------
(2) DOES NOT ASSUME ANY COMPOUNDING OF REINVESTED DISTRIBUTIONS.

    DISTRIBUTIONS TYPICALLY OCCUR IN JUNE AND DECEMBER.

    TABLE SHOWS CALENDAR-YEAR DISTRIBUTIONS AND NET ASSET VALUES; MAY DIFFER FROM FISCAL-YEAR ANNUAL REPORTS.

TAXABLE YIELD CURVES
UMB SCOUT BOND FUND (UMBBX)
AS OF DECEMBER 31, 2008

[The following table was represented as a line chart in the printed material.]

Years to
Maturity      Treasuries      Agencies       AA Industrials
--------      ----------      --------       --------------
  3MO           0.0811         0.0791            2.4772
  6MO           0.2640         0.3883            2.5200
  1YR           0.3456                           2.5858
  2YR           0.7682         1.1809            2.8742
  3YR           0.9715         1.4015            3.0687
  4YR                          2.1273            3.4164
  5YR           1.5506         2.3054            3.6655
  6YR                          2.6021
  7YR                          3.0128            3.8886
  8YR                          3.0486            4.1795
  9YR                          3.0238            4.2163
  10YR          2.2139         2.9969            4.3180
  15YR                                           5.1233
  20YR                         3.5942            5.5446
  25YR                         3.5359            5.3293
  30YR          2.6765         3.8458            5.1366

SOURCE: BLOOMBERG, L.P.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             29

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

BOND FUND

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 2.6%
              Danaher Corp.
$  2,500,000    0.000%, 01/05/09 ..............................  $    2,499,994
                                                                 ==============
TOTAL COMMERCIAL PAPER
(COST $2,499,994) -- 2.6% .....................................       2,499,994
                                                                 ==============
CORPORATE BONDS -- 24.1%
              Anheuser-Busch Cos., Inc.
     750,000    5.750%, 04/01/10, callable ....................         744,036
   1,000,000    4.700%, 04/15/12, callable ....................         937,798
              AT&T, Inc.
   2,000,000    6.250%, 03/15/11, callable ....................       2,046,026
              Berkshire Hathaway Finance Corp.
   1,000,000    4.200%, 12/15/10, callable ....................       1,014,846
              Caterpillar, Inc.
   2,000,000    7.000%, 12/15/13, callable ....................       1,999,520
              General Electric Corp.
   1,500,000    6.875%, 11/15/10 ..............................       1,576,650
              Hewlett-Packard Co.
   2,000,000    4.500%, 03/01/13, callable ....................       2,032,078
              International Business Machines Corp.
     500,000    7.500%, 06/15/13 ..............................         565,666
   2,000,000    6.500%, 10/15/13, callable ....................       2,194,730
              JP Morgan Chase & Co.
   3,500,000    5.600%, 06/01/11 ..............................       3,516,520
              Lincoln National Corp.
   1,000,000    4.750%, 02/15/14 ..............................         763,514
              M&I Bank
     363,636    2.900%, 08/18/09 ..............................         360,240
              Northern Trust Co.
     465,000    7.100%, 08/01/09 ..............................         471,137
              Verizon Virginia, Inc.
   3,000,000    4.625%, 03/15/13, callable ....................       2,687,160
              Wal-Mart Stores, Inc.(1)
   2,000,000    5.000%, 04/05/12 ..............................       2,115,680
                                                                 --------------
TOTAL CORPORATE BONDS
(COST $23,193,941) -- 24.1% ...................................      23,025,601
                                                                 ==============
U.S. GOVERNMENT AND AGENCIES -- 72.5%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 4.9%
              Bank of America Corp.
   3,000,000    3.125%, 06/15/12 ..............................       3,120,090
              JP Morgan Chase & Co.
   1,500,000    2.125%, 06/22/12 ..............................       1,507,500
                                                                 --------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .............       4,627,590
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 12.2%
   3,000,000  5.250%, 09/13/10 ................................       3,206,718
   2,875,000  4.700%, 10/20/10 ................................       3,059,023
   4,000,000  4.875%, 02/18/11 ................................       4,301,112
   1,000,000  5.000%, 09/04/13 ................................       1,112,748
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      11,679,601
                                                                 ==============
FEDERAL HOME LOAN BANK -- 12.6%
   2,695,000  0.000%, 01/02/09 ................................       2,695,000
   1,000,000  5.250%, 01/16/09 ................................       1,001,904
   1,000,000  3.000%, 06/18/09 ................................       1,012,192
   2,000,000  4.000%, 11/13/09 ................................       2,058,026
   2,000,000  4.250%, 06/11/10 ................................       2,017,761
   2,000,000  4.500%, 11/15/12 ................................       2,160,874
   1,000,000  3.750%, 06/14/13 ................................       1,054,936
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................      12,000,693
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
   1,250,000  4.375%, 07/30/09, callable ......................       1,276,380
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.1%
   3,000,000  5.250%, 01/15/09 ................................       3,005,193
   4,000,000  2.500%, 04/09/10 ................................       4,068,696
   2,000,000  2.750%, 04/11/11 ................................       2,053,350
   1,300,000  5.375%, 11/15/11 ................................       1,437,151
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      10,564,390
                                                                 ==============


--------------------------------------------------------------------------------
30                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

BOND FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 14.6%
$         44  6.500%, 02/20/09 ................................  $           45
          99  7.500%, 03/20/09 ................................             101
         987  6.000%, 05/15/09 ................................           1,016
           1  7.000%, 05/15/09 ................................               1
       9,959  6.500%, 10/15/11 ................................          10,428
       8,724  6.000%, 02/20/13 ................................           9,037
       2,232  6.000%, 03/15/13 ................................           2,356
       5,327  6.000%, 06/15/13 ................................           5,623
     111,817  5.500%, 04/20/16 ................................         116,625
      17,054  7.000%, 07/20/16 ................................          18,010
      86,184  6.000%, 08/15/16 ................................          90,943
      87,204  6.000%, 08/15/16 ................................          92,020
     240,602  5.500%, 09/20/16 ................................         250,948
     470,701  5.500%, 11/15/16 ................................         492,416
       4,426  5.500%, 12/20/16 ................................           4,616
     324,125  5.500%, 01/15/17 ................................         340,581
      11,393  6.000%, 02/15/17 ................................          11,956
     307,783  5.500%, 05/20/17 ................................         321,263
     239,108  5.500%, 08/15/17 ................................         251,248
     306,634  5.500%, 08/15/17 ................................         322,203
     418,278  5.500%, 10/15/17 ................................         439,515
     264,876  5.500%, 10/20/17 ................................         276,477
      11,084  5.500%, 11/15/17 ................................          11,647
     329,118  5.500%, 11/15/17 ................................         345,828
      16,755  5.000%, 03/15/18 ................................          17,587
   1,191,507  5.000%, 04/16/18, callable ......................       1,219,512
     896,276  5.000%, 04/20/18 ................................         937,958
     311,780  5.500%, 07/20/18 ................................         325,657
      10,420  4.500%, 08/15/18 ................................          10,835
     242,887  5.500%, 10/20/18 ................................         253,698
       9,234  5.000%, 11/15/18 ................................           9,692
     449,118  5.500%, 06/20/19 ................................         469,368
      11,134  5.000%, 09/15/19 ................................          11,677
     233,844  5.500%, 10/20/19 ................................         244,388
     558,160  5.500%, 11/20/19 ................................         583,327
   3,500,000  5.297%, 11/16/35, callable ......................       3,627,768
   2,700,000  5.346%, 07/16/36, callable ......................       2,805,108
                                                                 --------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION ................      13,931,478
                                                                 ==============
SMALL BUSINESS ADMINISTRATION -- 0.0%
         138  9.100%, 10/01/09 ................................             141
       2,162  8.800%, 01/01/10 ................................           2,182
         738  9.450%, 02/01/10 ................................             748
                                                                 --------------
TOTAL SMALL BUSINESS ADMINISTRATION ...........................          3,071
                                                                 ==============
U.S. TREASURY SECURITIES -- 15.8%
   1,500,000  3.625%, 10/31/09 ................................       1,539,962
   2,000,000  2.125%, 01/31/10 ................................       2,037,266
   2,000,000  2.125%, 04/30/10 ................................       2,047,812
   3,000,000  2.375%, 08/31/10 ................................       3,091,995
   1,000,000  3.875%, 09/15/10 ................................       1,059,297
   5,000,000  2.750%, 02/28/13 ................................       5,343,755
                                                                 --------------
TOTAL U.S. TREASURY SECURITIES ................................      15,120,087
                                                                 ==============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $66,966,218) -- 72.5% ...................................      69,203,290
                                                                 ==============
COLLATERAL INVESTMENT FOR SECURITIES ON LOAN
(COST $2,006,795) -- 2.1% .....................................       2,006,795
                                                                 ==============
TOTAL INVESTMENTS
(COST $94,666,948) -- 101.3% ..................................      96,735,680

Liabilities less other assets -- (1.3)% .......................      (1,252,879)
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $11.22 per share;
  unlimited shares of $1.00 par value
  capital shares authorized;
  8,506,537 shares outstanding) ...............................  $   95,482,801
                                                                 --------------

(1) SECURITY ON LOAN, SEE ACCOMPANYING NOTES FOR COLLATERAL POOL DETAIL.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             31

[GRAPHIC] MONEY MARKET FUNDS

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

                                  [PIE CHART]

     Government & Agencies ..........................................  96%
     Cash Equivalents ...............................................   4%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO (UMPXX)

                                  [PIE CHART]

     Commercial Paper ...............................................  54%
     Government & Agencies ..........................................  43%
     Cash Equivalents ...............................................   3%
     ---------------------------------------------------------------------
     BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

The UMB Scout Money Market Fund - Prime Portfolio provided a return of 2.03%, 2.97% and 3.11% for the one-, five- and ten-year periods ended December 31, 2008. The UMB Scout Money Market Fund - Federal Portfolio provided a return of 1.73%, 2.86% and 3.02% for the one- five- and ten-year periods ended December 31, 2008. The Funds' current seven day yields as of December 31, 2008 were 0.46% and 0.22%, respectively. The Funds' current seven day yield quotations more closely reflect the current earnings of the Funds than the total return quotations. The Lipper Money Market Fund Index provided a return of 2.41%, 3.01% and 3.14% for the one-, five- and ten-year periods ended December 31, 2008. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

During the second half of 2008, the United States and international financial authorities took coordinated steps to address the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. At the root of the problem was (and continues to be) excessive levels of leverage that had been built up over many years and first began to unravel in mid-2007 with subprime mortgages. Forced collateral liquidation of all types followed, leading to falling asset prices and the first real threat of deflation since the 1930's.

By any historical measure, the series of events that unfolded at the beginning of September was nothing less than breathtaking in terms of magnitude, scope and the short time period over which they occurred. The unprecedented $700 billion Troubled Asset Relief Program (TARP) was a harbinger of things to come. By the year-end, the total for all the various programs had exceeded $8.0 trillion, much of it due to actions taken by the Federal Reserve as it followed a "whatever it takes" strategy to head off deflationary pressures.

Short-term interest rates were driven lower by a "flight to safety" resulting in increased demand for high quality, short-term securities like U.S. government securities. In the case of U.S. treasury bills, demand at times was so strong investors accepted negative yields in return for safety of principal.

The Federal Reserve, the European Central Bank and the Bank of England aggressively slashed their respective target rates in an effort to resuscitate the world economy. By year-end, the Fed Funds target rate (range) stood at 0% to 0.25% and the Bank of England target rate was headed towards its lowest level in 300 years.

The Advisor remains steadfast in our commitment to shareholders in the Funds and our preference for securities of the highest credit quality that present minimal credit risk. We do not intend to relax our conservative standards in order to "chase yield." We believe now, more than ever, is a time to focus on safety of principal and liquidity.

Thank you for your continued support of the UMB Scout Funds.

BRUCE C. FERNANDEZ, CFA
RICHARD L. TALERICO
SCOUT INVESTMENT ADVISORS, INC.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
32                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND - FEDERAL PORTFOLIO

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES -- 95.7%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 6.4%
              General Electric Capital Corp.
$ 10,000,000    0.600%, 03/06/09 ..............................  $    9,989,333
  10,000,000    0.550%, 04/08/09 ..............................       9,985,181
                                                                 --------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .............      19,974,514
                                                                 ==============
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 14.8%
  15,845,000  0.900%, 01/02/09 ................................      15,844,747
   5,000,000  0.000%, 01/05/09 ................................       4,999,994
  13,260,000  0.750%, 01/29/09 ................................      13,252,780
   2,000,000  0.986%, 02/20/09 ................................       1,997,261
  10,000,000  1.200%, 03/12/09 ................................       9,976,667
                                                                 --------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ...............      46,071,449
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 3.9%
   2,000,000  3.300%, 01/23/09 ................................       2,000,761
   3,000,000  4.250%, 01/26/09 ................................       3,003,339
     100,000  4.125%, 04/15/09 ................................         100,975
   7,000,000  5.250%, 08/03/09 ................................       7,143,632
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      12,248,707
                                                                 ==============
FEDERAL HOME LOAN BANK -- 32.0%
   9,350,000  0.000%, 01/02/09 ................................       9,349,999
   2,000,000  0.010%, 01/05/09 ................................       1,999,998
   1,100,000  0.010%, 01/06/09 ................................       1,099,999
   2,247,000  0.010%, 01/12/09 ................................       2,246,966
   1,900,000  0.050%, 01/13/09 ................................       1,899,968
   1,230,000  0.050%, 01/14/09 ................................       1,229,978
   6,000,000  2.300%, 01/15/09 ................................       5,999,449
   1,920,000  0.010%, 01/16/09 ................................       1,919,945
     275,000  5.250%, 01/16/09 ................................         275,349
   1,500,000  2.500%, 01/22/09 ................................       1,499,858
   1,000,000  0.120%, 01/27/09 ................................         999,913
   2,200,000  0.100%, 01/28/09 ................................       2,199,835
   3,000,000  1.000%, 02/02/09 ................................       2,997,012
  16,850,000  0.750%, 02/06/09 ................................      16,836,899
   2,700,000  0.130%, 02/09/09 ................................       2,699,620
   3,000,000  0.140%, 02/11/09 ................................       2,999,522
   4,000,000  2.560%, 02/13/09 ................................       3,998,626
     250,000  0.730%, 03/02/09 ................................         249,696
   1,500,000  2.830%, 03/03/09, callable ......................       1,503,983
     250,000  5.700%, 03/03/09, callable ......................         251,850
   1,000,000  2.250%, 03/13/09 ................................         999,054
     455,000  3.200%, 03/13/09 ................................         452,128
   1,640,000  1.900%, 03/20/09 ................................       1,643,852
   1,000,000  0.560%, 03/27/09 ................................         998,678
      15,000  5.885%, 03/30/09 ................................          15,174
   3,000,000  2.200%, 04/03/09 ................................       2,997,642
     395,000  3.240%, 04/03/09 ................................         397,521
     100,000  5.905%, 04/07/09 ................................         101,207
   3,500,000  1.480%, 04/14/09 ................................       3,485,179
   1,100,000  3.000%, 04/15/09 ................................       1,104,785
     500,000  2.520%, 04/21/09, callable ......................         501,444
   3,000,000  2.540%, 04/28/09 ................................       2,997,578
     500,000  2.600%, 04/30/09, callable ......................         501,613
     500,000  2.650%, 05/06/09, callable ......................         501,694
   2,000,000  2.550%, 05/07/09 ................................       1,997,831
     500,000  2.750%, 05/07/09, callable ......................         501,881
      50,000  6.120%, 05/21/09 ................................          50,982
   1,000,000  3.000%, 06/24/09 ................................       1,010,865
   3,000,000  0.400%, 06/25/09 ................................       2,994,167
      50,000  6.795%, 06/30/09 ................................          51,423
   3,000,000  2.875%, 07/02/09 ................................       3,014,644
   7,500,000  2.645%, 08/07/09 ................................       7,583,829
   1,500,000  5.250%, 09/11/09 ................................       1,547,459
   1,000,000  4.000%, 10/06/09, callable ......................       1,000,458
     100,000  4.000%, 11/13/09 ................................         102,562
     925,000  3.375%, 12/18/09 ................................         947,397
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................      99,759,512
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.5%
   1,500,000  0.150%, 02/03/09 ................................       1,499,761
   5,815,000  0.020%, 02/04/09 ................................       5,814,890
   4,314,000  1.060%, 02/09/09 ................................       4,309,046
     250,000  0.730%, 03/02/09 ................................         249,696
     400,000  0.710%, 03/09/09 ................................         399,471
   1,000,000  5.750%, 03/15/09 ................................       1,008,936
     660,000  0.850%, 03/17/09 ................................         658,350
   5,104,000  0.950%, 03/31/09 ................................       5,092,013
   1,750,000  1.050%, 04/02/09 ................................       1,745,267
   1,475,000  0.320%, 04/08/09 ................................       1,473,728
   3,500,000  1.450%, 04/14/09 ................................       3,486,982
   3,490,000  3.375%, 04/15/09 ................................       3,508,518
   2,620,000  1.170%, 04/21/09 ................................       2,610,634
   9,010,000  0.400%, 04/22/09 ................................       8,998,888
     500,000  4.100%, 06/30/09, callable ......................         507,599
  15,000,000  0.440%, 07/08/09 ................................      14,965,532
     550,000  5.000%, 08/25/09, callable ......................         562,238
     750,000  4.150%, 10/28/09, callable ......................         766,003
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................      57,657,552
                                                                 ==============


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             33

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND - FEDERAL PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.1%
$  3,000,000  0.050%, 01/07/09 ................................  $    2,999,975
   1,975,000  0.010%, 01/08/09 ................................       1,974,996
   5,000,000  0.930%, 02/02/09 ................................       4,995,867
   1,000,000  0.900%, 02/09/09 ................................         999,838
   5,945,000  1.050%, 02/10/09 ................................       5,938,064
   8,120,000  0.900%, 02/11/09 ................................       8,113,100
   5,000,000  0.650%, 02/23/09 ................................       4,995,215
   6,859,000  1.250%, 03/16/09 ................................       6,843,860
   1,574,000  0.600%, 03/27/09 ................................       1,571,699
     500,000  3.310%, 03/30/09, callable ......................         503,000
   1,090,000  0.400%, 04/01/09 ................................       1,088,910
   5,035,000  1.400%, 04/06/09 ................................       5,017,727
   5,350,000  1.000%, 04/15/09 ................................       5,334,544
   5,000,000  1.500%, 04/20/09 ................................       4,977,292
   7,500,000  1.050%, 04/27/09 ................................       7,471,000
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      62,825,087
                                                                 ==============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $298,536,821) -- 95.7% ..................................  $  298,536,821
                                                                 ==============
TOTAL INVESTMENTS
(COST $298,536,821) -- 95.7% ..................................     298,536,821

Other assets less liabilities -- 4.3% .........................      13,282,673
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  311,871,018 shares outstanding) .............................  $  311,819,494
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
34                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND - PRIME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 54.2%
              Abbott Laboratories
$ 10,000,000    1.000%, 01/09/09(3) ...........................  $    9,997,778
  10,000,000    0.750%, 01/13/09(3) ...........................       9,997,500
              Alaska Housing Finance Corp.
  11,000,000    3.000%, 01/14/09 ..............................      10,988,083
  11,000,000    2.150%, 02/06/09 ..............................      10,976,350
              American Honda Finance Corp.
  10,000,000    2.400%, 01/06/09 ..............................       9,996,667
   2,500,000    2.420%, 01/13/09 ..............................       2,497,984
  10,000,000    2.500%, 01/23/09 ..............................       9,984,722
              Becton Dickinson & Co.
   2,900,000    1.250%, 01/05/09 ..............................       2,899,597
  16,750,000    1.000%, 01/16/09 ..............................      16,743,021
              Brown University
   5,000,000    1.900%, 01/05/09 ..............................       4,998,945
              Caterpillar, Inc.
  10,000,000    0.150%, 01/09/09 ..............................       9,999,667
  10,000,000    0.150%, 01/16/09 ..............................       9,999,395
              Chevron Corp.
  20,000,000    1.050%, 01/30/09 ..............................      19,983,084
              Danaher Corp.
  10,000,000    1.250%, 01/20/09 ..............................       9,993,403
  10,000,000    0.400%, 01/21/09 ..............................       9,997,778
              Deere & Co.
   3,000,000    0.500%, 03/06/09(3) ...........................       2,997,333
  10,000,000    0.500%, 03/09/09(3) ...........................       9,990,694
  10,000,000    0.550%, 03/16/09(3) ...........................       9,988,694
              Dover Corp.
  15,000,000    0.050%, 01/02/09(3) ...........................      14,999,979
              Eli Lilly & Co.
  19,000,000    1.350%, 01/09/09 ..............................      18,994,300
   3,000,000    1.350%, 01/12/09 ..............................       2,998,763
              Emerson Electric Co.
  10,000,000    1.000%, 01/16/09(3) ...........................       9,995,833
   4,000,000    0.900%, 01/23/09(3) ...........................       3,997,800
   1,972,000    0.120%, 03/10/09(3) ...........................       1,971,553
   5,000,000    0.300%, 03/11/09(3) ...........................       4,997,125
              FPL Group Capital, Inc.
  10,000,000    2.800%, 01/12/09(3) ...........................       9,993,538
  10,000,000    2.750%, 01/22/09(3) ...........................       9,983,958
              General Dynamics Corp.
  10,000,000    0.150%, 01/06/09(3) ...........................       9,999,792
  10,000,000    0.150%, 01/13/09(3) ...........................       9,999,500
              General RE Corp.
  22,500,000    1.050%, 01/08/09(3) ...........................      22,495,334
              Hewlett-Packard Co.
   7,000,000    2.100%, 01/02/09(3) ...........................       6,999,591
  10,000,000    0.350%, 01/08/09(3) ...........................       9,999,319
   5,000,000    0.300%, 03/06/09(3) ...........................       4,997,333
              Johnson & Johnson
  10,000,000    0.400%, 01/26/09(3) ...........................       9,997,222
              Leland Stanford JR University
   5,200,000    1.360%, 01/07/09 ..............................       5,198,821
              Medtronic, Inc.
   2,200,000    0.200%, 01/09/09(3) ...........................       2,199,902
   1,700,000    1.250%, 02/06/09(3) ...........................       1,697,875
  10,000,000    1.050%, 02/26/09(3) ...........................       9,983,667
              Merck & Co., Inc./NJ
     940,000    1.000%, 01/20/09 ..............................         939,504
  10,000,000    0.800%, 01/26/09 ..............................       9,994,444
     650,000    0.050%, 02/12/09 ..............................         649,962
  10,000,000    0.050%, 02/19/09 ..............................       9,999,319
              Nebraska Public Power District
   9,980,000    0.700%, 01/07/09 ..............................       9,978,836
  10,000,000    0.950%, 01/30/09 ..............................       9,992,347
              Nestle Capital Corp.
  10,000,000    0.300%, 01/30/09 ..............................       9,997,583
              NetJets, Inc.
   5,000,000    0.050%, 01/05/09(3) ...........................       4,999,972
   4,500,000    1.150%, 01/12/09(3) ...........................       4,498,419
  10,000,000    0.800%, 02/13/09(3) ...........................       9,990,444
              Northern Illinois Gas Co.
   1,000,000    0.010%, 01/02/09 ..............................       1,000,000
  22,500,000    0.370%, 01/05/09 ..............................      22,499,076
              PepsiCo, Inc./NC
  13,000,000    0.150%, 01/15/09 ..............................      12,999,242
              Toyota Motor Credit Corp.
  10,000,000    1.550%, 01/09/09 ..............................       9,996,556
   2,500,000    2.150%, 01/30/09 ..............................       2,495,670
  10,000,000    2.100%, 02/17/09 ..............................       9,972,583
              Vanderbilt University
   1,152,000    1.350%, 01/14/09 ..............................       1,151,438
              Walgreen Co.
   5,000,000    1.000%, 01/05/09 ..............................       4,999,444
   2,500,000    1.200%, 01/16/09 ..............................       2,498,750
  10,000,000    1.250%, 01/23/09 ..............................       9,992,361
              Yale University
  20,000,000    1.000%, 01/14/09 ..............................      19,992,778
   2,500,000    1.450%, 02/03/09 ..............................       2,496,677
                                                                 --------------
TOTAL COMMERCIAL PAPER (COST $514,651,805) -- 54.2% ...........     514,667,305
                                                                 ==============
U.S. GOVERNMENT AND AGENCIES -- 42.7%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 2.1%
              General Electric Capital Corp.
  10,000,000    0.700%, 02/06/09 ..............................       9,993,000
  10,000,000    0.450%, 03/10/09 ..............................       9,991,500
                                                                 --------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .............      19,984,500
                                                                 ==============


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             35

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND - PRIME PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 5.5%
$ 17,965,000  0.900%, 01/02/09 ................................  $   17,964,551
   4,000,000  0.200%, 01/20/09 ................................       3,999,578
  20,665,000  0.750%, 01/29/09 ................................      20,653,059
  10,000,000  1.200%, 03/12/09 ................................       9,976,666
                                                                 --------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ...............      52,593,854
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 0.4%
   4,000,000  4.250%, 01/26/09 ................................       4,004,451
                                                                 ==============
FEDERAL HOME LOAN BANK -- 7.6%
     400,000  0.050%, 01/07/09 ................................         399,997
   5,000,000  2.250%, 01/07/09 ................................       4,999,541
     500,000  0.050%, 01/08/09 ................................         499,995
  10,000,000  2.300%, 01/15/09 ................................       9,999,580
   5,000,000  2.150%, 01/21/09 ................................       4,998,614
   3,000,000  2.500%, 01/22/09 ................................       3,000,227
   5,000,000  1.000%, 02/02/09 ................................       4,995,556
   5,000,000  2.600%, 02/06/09 ................................       4,999,813
   5,000,000  2.560%, 02/13/09 ................................       4,998,282
   3,360,000  1.900%, 03/20/09 ................................       3,367,967
   3,000,000  2.200%, 04/01/09 ................................       2,995,339
   5,000,000  2.200%, 04/03/09 ................................       4,996,067
  14,700,000  1.450%, 04/13/09 ................................      14,639,607
   4,000,000  2.540%, 04/28/09 ................................       3,996,837
   3,000,000  2.550%, 05/07/09 ................................       2,996,747
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................      71,884,169
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.8%
   3,589,000  1.000%, 02/27/09 ................................       3,583,317
   5,000,000  1.150%, 03/13/09 ................................       4,988,660
   9,478,000  0.850%, 03/17/09 ................................       9,461,216
   3,960,000  1.220%, 03/19/09 ................................       3,949,667
   2,000,000  1.000%, 03/20/09 ................................       1,995,667
   4,540,000  0.780%, 03/27/09 ................................       4,531,639
   7,800,000  1.050%, 04/02/09 ................................       7,779,065
  10,445,000  1.250%, 04/07/09 ................................      10,410,183
   5,000,000  1.150%, 04/15/09 ................................       4,983,389
   3,190,000  1.170%, 04/21/09 ................................       3,178,595
                                                                 --------------
TOTAL FEDERAL HOME MORTGAGE CORPORATION .......................      54,861,398
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.3%
   1,000,000  0.920%, 02/04/09 ................................         999,131
   5,830,000  0.900%, 02/09/09 ................................       5,824,316
  16,915,000  1.050%, 02/10/09 ................................      16,895,266
   2,742,000  0.900%, 03/18/09 ................................       2,736,790
  12,000,000  1.400%, 04/06/09 ................................      11,955,666
   2,460,000  1.000%, 04/15/09 ................................       2,452,893
   5,000,000  1.500%, 04/20/09 ................................       4,977,292
  11,450,000  1.050%, 04/27/09 ................................      11,406,427
   2,500,000  1.270%, 05/08/09 ................................       2,488,799
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      59,736,580
                                                                 ==============
TREASURY BILLS -- 15.0%
  13,000,000  0.020%, 03/12/09 ................................      12,999,495
 130,000,000  0.020%, 04/09/09 ................................     129,992,922
                                                                 --------------
TOTAL TREASURY BILLS ..........................................     142,992,417
                                                                 ==============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $406,072,869) -- 42.7% ..................................     406,057,369
                                                                 ==============
TOTAL INVESTMENTS
(COST $920,724,674) -- 96.9% ..................................     920,724,674

Other assets less liabilities -- 3.1% .........................      29,768,812
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  950,566,489 shares outstanding) .............................  $  950,493,486
                                                                 ==============

    VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

(3) 144A RESTRICTED SECURITY


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
36                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

[GRAPHIC] TAX-FREE MONEY MARKET FUND

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

                                   [PIE CHART]

      Variable Rate Demand Notes .....................................  65%
      General Market Notes ...........................................  19%
      Commercial Paper ...............................................   6%
      Cash Equivalents ...............................................  10%
      ---------------------------------------------------------------------
      BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

The UMB Scout Tax-Free Money Market Fund provided a return of 1.45%, 1.99% and 1.97% for the one-, five- and ten-year periods ended December 31, 2008. The Fund's current seven day yield as of December 31, 2008 was 0.38%. The Fund's current seven day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the total return quotation. The Lipper Tax-Exempt Money Market Index posted an average of 1.78%, 2.08% and 2.08% for the one-, five- and ten-year periods ended December 31, 2008. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

During the second half of 2008, the United States and international financial authorities took coordinated steps to address the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidence worldwide along with a lack of trust among financial market participants. At the root of the problem was (and continues to be) excessive levels of leverage that had been built up over many years and first began to unravel in mid-2007 with subprime mortgages. Forced collateral liquidation of all types followed, leading to falling asset prices and the first real threat of deflation since the 1930's.

By any historical measure, the series of events that unfolded at the beginning of September was nothing less than breathtaking in terms of magnitude, scope and the short time period over which they occurred. The unprecedented $700 billion Troubled Asset Relief Program (TARP) was a harbinger of things to come. By the year-end, the total for all the various programs had exceeded $8.0 trillion, much of it due to actions taken by the Federal Reserve as it followed a "whatever it takes" strategy to head off deflationary pressures.

Short-term interest rates were driven lower by a "flight to safety" resulting in increased demand for high quality, short-term securities like U.S. government securities. In the case of U.S. treasury bills, demand at times has been so strong investors have accepted negative yields in return for safety of principal.

The Federal Reserve, the European Central Bank and the Bank of England aggressively slashed their respective target rates in an effort to resuscitate the world economy. By year-end, the Fed Funds target rate (range) stood at 0% to 0.25% and the Bank of England target rate was headed towards its lowest level in 300 years.

The Advisor remains steadfast in our commitment to shareholders in the Fund and our preference for tax-exempt securities of the highest credit quality that present minimal credit risk. We do not intend to relax our conservative standards in order to "chase yield." We believe now, more than ever, is a time to focus on safety of principal and liquidity.

Thank you for your continued support of the UMB Scout Funds.

BRUCE C. FERNANDEZ, CFA
DANIELLE L. BEAGLE
SCOUT INVESTMENT ADVISORS, INC.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE UMB SCOUT TAX-FREE MONEY MARKET FUND MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAX AS WELL AS STATE AND LOCAL TAXES.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             37

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
ALASKA
              City of Valdez, AK
$    500,000    Variable Rate, 12/01/33 .......................  $      500,000
     300,000    Variable Rate, 12/01/33 .......................         300,000
   1,500,000    Variable Rate, 07/01/37 .......................       1,500,000
     300,000    Variable Rate, 07/01/37 .......................         300,000
     200,000    Variable Rate, 07/01/37 .......................         200,000

ARIZONA
              Arizona Water Infrastructure Finance Authority, AZ
     250,000    2.750%, 10/01/09 ..............................         250,918
              City of Phoenix, AZ
     250,000    4.750%, 07/01/18 ..............................         256,195
              Coconino County Unified School District No. 1 --
                Flagstaff, AZ
     400,000    5.250%, 07/01/09 ..............................         406,418
     500,000    3.000%, 07/01/09 ..............................         503,218
              Mesa, AZ
     500,000    5.000%, 07/01/14 ..............................         507,390
              Pima County, AZ
   1,500,000    3.000%, 07/01/09 ..............................       1,501,436
              Pima County Unified School District No. 10
                Ampitheater, AZ
     500,000    5.100%, 07/01/11 ..............................         509,655
              Salt River Project Agricultural Improvement &
                Power District
     300,000    6.000%, 01/01/09 ..............................         300,000
              Tucson, AZ
     355,000    5.000%, 07/01/14 ..............................         360,862

COLORADO
              Colorado Health Facilities Authority
     500,000    5.500%, 09/01/09 ..............................         512,480
              Colorado Housing & Finance Authority, CO
   1,900,000    Variable Rate, 10/15/16 .......................       1,900,000
     800,000    Variable Rate, 10/15/16 .......................         800,000
     900,000    Variable Rate, 04/01/20 .......................         900,000
   2,845,000    Variable Rate, 10/01/30 .......................       2,845,000
   2,300,000    Variable Rate, 10/01/30 .......................       2,300,000

CONNECTICUT
              Connecticut State Health & Educational Facility
                Authority
     470,000    Variable Rate, 07/01/35 .......................         470,000
              State of Connecticut
   1,385,000    Variable Rate, 05/15/14 .......................       1,385,000

DELAWARE
              State of Delaware
     200,000    2.450%, 02/01/09 ..............................         200,196

FLORIDA
              City of Jacksonville, FL
   6,100,000    Variable Rate, 10/01/32 .......................       6,100,000
              City of Tampa, FL
     460,000    4.500%, 10/01/09 ..............................         471,085
              JEA Florida Electric System Revenue Bond
     445,000    Variable Rate, 10/01/34 .......................         445,000
   1,000,000    Variable Rate, 10/01/38 .......................       1,000,000
   1,100,000    Variable Rate, 10/01/41 .......................       1,100,000

HAWAII
              State of Hawaii
     200,000    2.625%, 10/01/09 ..............................         200,000

ILLINOIS
              Chester, IL
     150,000    5.500%, 05/01/12 ..............................         151,716
     175,000    5.800%, 05/01/16 ..............................         177,175
              Kane & Du Page Counties Community Unit School
                District No. 303, IL
     500,000    3.000%, 01/01/09 ..............................         500,000

INDIANA
              Indiana Health Facility Financing Authority, IN
     220,000    5.000%, 11/01/29 ..............................         223,602
              Indianapolis-Marion County Public Library, IN
     150,000    5.900%, 01/01/17 ..............................         151,500
              Purdue University, IN
     600,000    Variable Rate, 07/01/32 .......................         600,000

KANSAS
              Butler & Sedgwick Counties Unified School
                District No. 385 Andover, KS
     250,000    5.400%, 09/01/18 ..............................         256,412
              Johnson & Miami Counties Unified School
                District No. 230, KS
     375,000    3.250%, 09/01/09 ..............................         377,323
              Johnson County Unified School
                District No. 229, KS
     500,000    5.000%, 10/01/09 ..............................         512,003
     325,000    5.000%, 10/01/18 ..............................         333,416
              Kansas Development Finance Authority
     150,000    5.000%, 04/01/09 ..............................         151,102
              Kansas State Department of Transportation, KS
     250,000    5.000%, 09/01/09 ..............................         255,332
   4,050,000    Variable Rate, 09/01/20 .......................       4,050,000
   1,575,000    Variable Rate, 09/01/20 .......................       1,575,000
   1,495,000    Variable Rate, 09/01/20 .......................       1,495,000
              Washburn University, Topeka, KS
     500,000    6.125%, 07/01/29 ..............................         511,433
              Wyandotte County School District No. 204, KS
     100,000    6.375%, 09/01/09 ..............................         103,208


--------------------------------------------------------------------------------
38                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
MARYLAND
              Baltimore Industrial Development Authority
                Industrial Dev Rev
$  6,000,000    Variable Rate, 08/01/16 .......................  $    6,000,000
              Maryland Health & Higher Educational
                Facilities Authority
     700,000    Variable Rate, 07/01/27 .......................         700,000
   4,980,000    Variable Rate, 07/01/36 .......................       4,980,000
              Maryland Health & Higher Educational Facilities
                Authority, Commercial Paper
   1,000,000    0.850%, 02/05/09 ..............................       1,000,000
              State of Maryland
     125,000    4.000%, 03/01/09 ..............................         125,393

MASSACHUSETTS
              Commonwealth of Massachusetts
     100,000    5.000%, 08/01/09 ..............................         101,081
   1,000,000    Variable Rate, 08/01/15 .......................       1,000,000
   1,730,000    Variable Rate, 01/01/21 .......................       1,730,000
              Massachusetts Development Finance Agency
     500,000    Variable Rate, 07/15/36 .......................         500,000
              Massachusetts Health &
              Educational Facilities Authority
     955,000    Variable Rate, 01/01/24 .......................         955,000
     200,000    Variable Rate, 07/01/29 .......................         200,000
     950,000    Variable Rate, 07/01/35 .......................         950,000
              Massachusetts State, Commercial Paper
   3,000,000    0.800%, 03/16/09 ..............................       3,000,000
              Massachusetts Water Resources Authority
     125,000    5.500%, 08/01/09 ..............................         127,806
   2,000,000    Variable Rate, 11/01/26 .......................       2,000,000
   3,000,000    Variable Rate, 08/01/37 .......................       3,000,000

MICHIGAN
              State of Michigan
   2,500,000    3.000%, 09/30/09 ..............................       2,524,807

MINNESOTA
              City of Minneapolis, MN
   2,515,000    Variable Rate, 12/01/27 .......................       2,515,000
              South Washington County Independent School
                District No. 833, MN
     150,000    4.000%, 06/01/09 ..............................         151,385

MISSISSIPPI
              State of Mississippi
     100,000    Variable Rate, 09/01/25 .......................         100,000

MISSOURI
              Jackson County Consolidated School District
                No. 2, MO
     110,000    5.000%, 03/01/09 ..............................         110,536
              Jackson County Industrial Development Authority, MO
     175,000    5.150%, 07/01/09 ..............................         177,277
              Kansas City Industrial Development Authority, MO
   2,500,000    Variable Rate, 04/01/27 .......................       2,500,000
              Ladue School District, MO
     250,000    5.250%, 03/01/15 ..............................         251,406
              Lees Summit Industrial Development Authority, MO
   2,000,000    6.000%, 08/15/17 ..............................       2,059,289
              Missouri Development Finance Board, MO
   2,100,000    6.000%, 04/01/21 ..............................       2,119,251
              Missouri State Environmental Improvement & Energy
                Resources Authority, MO
     100,000    5.000%, 01/01/09 ..............................         100,000
              Missouri State Health & Educational Facilities
                Authority, MO
   1,500,000    3.000%, 04/23/09 ..............................       1,504,509
     215,000    Variable Rate, 10/01/09 .......................         215,000
     350,000    Variable Rate, 10/01/24 .......................         350,000
     500,000    Variable Rate, 09/01/30 .......................         500,000
     400,000    Variable Rate, 09/01/30 .......................         400,000
     200,000    Variable Rate, 09/01/30 .......................         200,000
     835,000    Variable Rate, 07/01/32 .......................         835,000
   5,500,000    Variable Rate, 11/01/32 .......................       5,500,000
     300,000    Variable Rate, 03/01/40 .......................         300,000
              Missouri State Highways & Transit Commission, MO
     125,000    3.000%, 05/01/09 ..............................         125,408
              State of Missouri
     275,000    4.550%, 06/01/10 ..............................         278,449
              Troy Reorganized School District No. 3
                Lincoln County, MO
     400,000    2.200%, 03/01/09 ..............................         400,000

NEBRASKA
              City of Lincoln, NE
   1,845,000    5.000%, 09/01/09 ..............................       1,871,967
              Lancaster County School District No. 1, NE
     500,000    4.000%, 01/15/09 ..............................         500,404
              Lincoln Nebraska Electric System Revenue,
                Commercial Paper
   1,500,000    0.800%, 02/02/09 ..............................       1,500,000
              Nebraska Public Power District
     425,000    3.500%, 01/01/09 ..............................         425,000


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             39

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
NEVADA
              Clark County School District
$    250,000    5.250%, 06/15/14 ..............................  $      253,877

NEW MEXICO
              Albuquerque Bernalillo County Water Utility
                Authority
   1,790,000    5.000%, 07/01/09 ..............................       1,824,149
              Albuquerque Municipal School District No. 12, NM
     200,000    4.000%, 08/01/09 ..............................         202,588
              Sandoval County, NM
     735,000    4.700%, 04/01/16 ..............................         754,898
              Santa Fe Public School District, NM
     100,000    4.125%, 08/01/09 ..............................         101,220
              State of New Mexico
     450,000    5.000%, 03/01/09 ..............................         452,405

NEW YORK
              City of New York, NY
   6,500,000    Variable Rate, 02/15/13 .......................       6,500,000
   1,100,000    Variable Rate, 08/15/20 .......................       1,100,000

NORTH CAROLINA
              Buncombe County, NC
   1,700,000    Variable Rate, 12/01/11 .......................       1,700,000
     875,000    Variable Rate, 12/01/15 .......................         875,000
   1,000,000    Variable Rate, 12/01/18 .......................       1,000,000
   1,385,000    Variable Rate, 12/01/20 .......................       1,385,000
              City of Charlotte, NC
   4,865,000    Variable Rate, 06/01/25 .......................       4,865,000
     200,000    Variable Rate, 07/01/27 .......................         200,000
              County of Forsyth, NC
     275,000    Variable Rate, 03/01/25 .......................         275,000
              County of Wake, NC
   2,640,000    Variable Rate, 04/01/19 .......................       2,640,000
     295,000    Variable Rate, 04/01/20 .......................         295,000
   4,095,000    Variable Rate, 04/01/21 .......................       4,095,000
     600,000    Variable Rate, 03/01/26 .......................         600,000
              Cumberland County, NC
   1,000,000    5.250%, 10/01/29 ..............................       1,039,542
              Mecklenburg County, NC
   2,100,000    Variable Rate, 03/01/14 .......................       2,100,000
     490,000    Variable Rate, 02/01/22 .......................         490,000
     970,000    Variable Rate, 02/01/23 .......................         970,000
   4,175,000    Variable Rate, 02/01/24 .......................       4,175,000
              State of North Carolina
     325,000    4.000%, 03/01/09 ..............................         326,451
   1,300,000    Variable Rate, 05/01/21 .......................       1,300,000
     700,000    Variable Rate, 05/01/21 .......................         700,000
     350,000    Variable Rate, 05/01/21 .......................         350,000

OHIO
              State of Ohio
     700,000    5.000%, 04/01/09 ..............................         705,569
     345,000    5.000%, 06/15/09 ..............................         350,041

OKLAHOMA
              City of Tulsa, OK
     100,000    4.375%, 03/01/09 ..............................         100,383
              Oklahoma Turnpike Authority
     200,000    5.000%, 01/01/17 ..............................         200,000
     100,000    5.000%, 01/01/19 ..............................         100,000
     200,000    5.000%, 01/01/23 ..............................         200,000

OREGON
              Metro, OR
     950,000    5.000%, 01/01/09 ..............................         950,000
              State of Oregon
   2,000,000    Variable Rate, 12/01/16 .......................       2,000,000
   4,000,000    Variable Rate, 12/01/18 .......................       4,000,000

PENNSYLVANIA
              Beaver County Industrial Development Authority
   3,350,000    Variable Rate, 12/01/20 .......................       3,350,000
              Commonwealth of Pennsylvania
     175,000    5.000%, 05/01/09 ..............................         176,854
     100,000    5.000%, 06/01/09 ..............................         100,811
   2,500,000    5.000%, 07/01/09 ..............................       2,538,908
              Delaware Valley Regional Financial Authority
   1,000,000    Variable Rate, 06/01/42 .......................       1,000,000
              Great Valley School District Chester County
     100,000    3.250%, 02/15/09 ..............................         100,111
              Pennsylvania Turnpike Commission
   2,800,000    Variable Rate, 12/01/30 .......................       2,800,000
   3,900,000    Variable Rate, 12/01/38 .......................       3,900,000
              Philadelphia School District
     560,000    Variable Rate, 09/01/30 .......................         560,000

RHODE ISLAND
              Rhode Island Health & Educational Building Corp.
     325,000    Variable Rate, 09/01/32 .......................         325,000
   1,000,000    Variable Rate, 05/01/35 .......................       1,000,000

SOUTH CAROLINA
              Beaufort County School District, SC
     125,000    5.125%, 03/01/12 ..............................         125,627
              Piedmont Municipal Power Agency, SC
     400,000    6.250%, 01/01/09 ..............................         400,000


--------------------------------------------------------------------------------
40                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
SOUTH DAKOTA
              South Dakota Housing Development Authority
$  4,700,000    Variable Rate, 05/01/32 .......................  $    4,700,000

TENNESSEE
              Metropolitan Government Nashville & Davidson
                County Health & Educational Facilities Bond
     550,000    Variable Rate, 10/01/30 .......................         550,000
     700,000    Variable Rate, 10/01/32 .......................         700,000
   1,100,000    Variable Rate, 10/01/44 .......................       1,100,000
     450,000    Variable Rate, 10/01/44 .......................         450,000
              Tennessee Local Development Authority, TN
     125,000    4.000%, 03/01/09 ..............................         125,365
              Wilson County, TN
     250,000    5.125%, 04/01/16 ..............................         252,227

TEXAS
              Amarillo, TX
     200,000    3.000%, 04/01/09 ..............................         200,244
              City of San Antonio, TX
     100,000    5.250%, 02/01/09 ..............................         100,265
     100,000    4.000%, 02/01/09 ..............................         100,124
     300,000    5.250%, 05/15/09 ..............................         303,709
     350,000    5.250%, 02/01/12 ..............................         354,680
              County of Harris, TX
     250,000    5.125%, 10/01/13 ..............................         251,965
              El Paso Independent School District, TX
   2,000,000    5.000%, 08/15/09 ..............................       2,040,411
              Gulf Coast Waste Disposal Authority
     310,000    Variable Rate, 10/01/24 .......................         310,000
              Harris County, TX, Commercial Paper
   4,000,000    0.800%, 01/07/09 ..............................       4,000,000
              Katy Independent School District, TX
     200,000    4.250%, 02/15/09 ..............................         200,659
              Northside Independent School District, TX
     500,000    5.000%, 08/15/09 ..............................         509,972
              Richardson Independent School District, TX
     500,000    4.000%, 02/15/09 ..............................         501,147
              Texas Public Finance Authority, Commercial Paper
   3,820,000    0.850%, 02/03/09 ..............................       3,820,000

UTAH
              Logan City School District, UT
     125,000    2.500%, 06/15/09 ..............................         125,212
              State of Utah
     200,000    4.500%, 07/01/09 ..............................         202,763

WASHINGTON
              City of Seattle, WA
   6,400,000    Variable Rate, 11/01/15 .......................       6,400,000
     900,000    Variable Rate, 09/01/25 .......................         900,000
   2,900,000    Variable Rate, 03/01/32 .......................       2,900,000
     400,000    Variable Rate, 03/01/32 .......................         400,000
              County of King, WA
     100,000    5.250%, 01/01/09 ..............................         100,000
     925,000    Variable Rate, 01/01/32 .......................         925,000
              State of Washington
     200,000    5.625% 07/01/21 ...............................         203,672
                                                                 --------------
TOTAL INVESTMENTS
(COST $191,613,891) -- 89.8% ..................................     191,613,891

Other assets less liabilities -- 10.2% ........................      21,791,445
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  213,487,136 shares outstanding) .............................  $  213,405,336
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             41

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                                       STOCK          MID CAP
                                                                        FUND            FUND
-----------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost .................................   $  136,267       $   35,277
                                                                    ===========================
  Investment securities at value ................................   $  123,486(1)    $   34,516
  Cash ..........................................................           --               --
  Receivables:
    Investments sold ............................................           --               --
    Dividends ...................................................          154               76
    Interest ....................................................           --               --
    Fund shares sold ............................................        1,253              319
    Due from Advisor ............................................           --               --
  Prepaid and other assets ......................................           20               14
                                                                    ---------------------------
    Total assets ................................................      124,913           34,925
                                                                    ---------------------------
LIABILITIES:
  Disbursements in excess of demand deposit money ...............           --               --
  Payables:
    Investments purchased .......................................           --               --
    Fund shares redeemed ........................................          126            1,075
    Dividends payable ...........................................           --               60
    Collateral due to broker for securities loaned ..............       13,435               --
    Accrued investment advisory fees ............................           24               18
    Accrued administration and fund accounting fees .............            9                7
    Accrued shareholder servicing fees ..........................           10                5
    Accrued custody fees ........................................            1                4
    Accrued registration fees ...................................           --               --
    Accrued distribution fees ...................................           --               --
    Other accrued expenses ......................................            3                2
                                                                    ---------------------------
      Total liabilities .........................................       13,608            1,171
                                                                    ---------------------------
NET ASSETS ......................................................   $  111,305       $   33,754
                                                                    ===========================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ...................   $  129,243       $   47,846
  Accumulated undistributed income:
    Net investment income .......................................          554               57
    Net realized gain (loss) on investment and foreign
      currency transactions .....................................       (5,711)         (13,388)
  Net unrealized appreciation (depreciation)
    on investments and translation of assets
    and liabilities in foreign currencies .......................      (12,781)            (761)
                                                                    ---------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES .....................   $  111,305       $   33,754
                                                                    ===========================
Capital Shares, $1.00 par value ($0.01 par value for Money Market
  Funds and Tax-Free Money Market Fund):
  Authorized ....................................................    Unlimited        Unlimited
                                                                    ===========================
  Investor Class of Shares ......................................       10,935            4,517
  Service Class of Shares .......................................           --               --
                                                                    ---------------------------
TOTAL SHARES OUTSTANDING ........................................       10,935            4,517
                                                                    ===========================
NET ASSET VALUE PER SHARE INVESTOR SHARES .......................   $    10.18       $     7.47
                                                                    ===========================
NET ASSET VALUE PER SHARE SERVICE SHARES ........................   $       --       $       --
                                                                    ===========================

(1) INCLUDING (IN 000S) $12,773, $80,705 AND $1,909, RESPECTIVELY, OF
    SECURITIES LOANED.

*   COMMENCED OPERATIONS ON DECEMBER 31, 2007.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
42                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

                                                             MONEY MARKET   MONEY MARKET
                             INTERNATIONAL                       FUND            FUND        TAX-FREE
SMALL CAP    INTERNATIONAL     DISCOVERY        BOND            FEDERAL         PRIME      MONEY MARKET
  FUND           FUND             FUND*         FUND           PORTFOLIO      PORTFOLIO        FUND
-------------------------------------------------------------------------------------------------------
$  512,987    $3,194,135       $   14,492    $   94,667       $  298,537     $  920,725     $  191,614
======================================================================================================
$  451,742    $2,827,533(1)    $   10,082    $   96,736(1)    $  298,537     $  920,725     $  191,614
         1             1               --             1           12,587         29,319         21,036

        --           359              306            --               --             --             --
       257         5,129               11            --               --             --             --
        --           102               --           763              752            664            797
     1,199        10,136               92           463                6            120             --
        --            --               87            --               --             --             --
        29           134               14            13               72            135             47
------------------------------------------------------------------------------------------------------
   453,228     2,843,394           10,592        97,976          311,954        950,963        213,494
------------------------------------------------------------------------------------------------------
        --            --               --            --               --             --             --

     6,701            --              195            --               --             --             --
     1,062         5,548               49           347               --             12             --
        --            --               --           112               32            195             36
        --        84,897               --         2,007               --             --             --
        51           324               --            --               15             46             11
        35           139                6             6               28             50             18
        76           539                4             7                7             12              6
         6            57                1             1                1              6              2
        --            --               --            --               --             --             --
        --            --               --            --               33            104              4
        22            96                2            13               19             45             12
------------------------------------------------------------------------------------------------------
     7,953        91,600              257         2,493              135            470             89
------------------------------------------------------------------------------------------------------
$  445,275    $2,751,794       $   10,335    $   95,483       $  311,819     $  950,493     $  213,405
======================================================================================================

$  647,459    $3,318,447       $   15,627    $   95,533       $  311,837     $  950,538     $  213,432

      (681)         (863)              (1)          (17)              --             --             --

  (140,258)     (199,162)            (881)       (2,102)             (18)           (45)           (27)

   (61,245)     (366,628)          (4,410)        2,069               --             --             --
------------------------------------------------------------------------------------------------------
$  445,275    $2,751,794       $   10,335    $   95,483       $  311,819     $  950,493     $  213,405
======================================================================================================

 Unlimited     Unlimited        Unlimited     Unlimited        Unlimited      Unlimited      Unlimited
======================================================================================================
    42,221       126,294            1,617         8,507          173,354        528,646        194,956
        --            --               --            --          138,517        421,920         18,531
------------------------------------------------------------------------------------------------------
    42,221       126,294            1,617         8,507          311,871        950,566        213,487
======================================================================================================
$    10.55    $    21.79       $     6.39    $    11.22       $     1.00     $     1.00     $     1.00
======================================================================================================
$       --    $       --       $       --    $       --       $     1.00     $     1.00     $     1.00
======================================================================================================


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             43

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (UNAUDITED)
(IN THOUSANDS)

                                                                      STOCK        MID CAP
                                                                       FUND          FUND
--------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income ...............................................   $       55    $       12
  Securities lending income .....................................           33            --
  Dividend income ...............................................          928           302
                                                                    ------------------------
      Total investment income ...................................        1,016           314
                                                                    ------------------------
EXPENSES:
  Investment advisory fees ......................................          308           147
  Administration and fund accounting fees .......................           52            39
  Shareholder servicing fees ....................................           70            30
  Professional fees .............................................           18            16
  Federal and state registration fees ...........................           11             9
  Custody fees ..................................................           10            16
  Reports to shareholders .......................................            7             4
  Insurance fees ................................................            1             1
  Directors' fees ...............................................            2             1
  Distribution fees .............................................           --            --
  Treasury insurance fees .......................................           --            --
  Other expenses ................................................            6             5
                                                                    ------------------------
      Total expenses before waiver ..............................          485           268
                                                                    ------------------------
  Waiver ........................................................           23            11
  Net expenses ..................................................          462           257
                                                                    ------------------------
  Net investment income (loss) ..................................          554            57
                                                                    ------------------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY:
  Net realized gain (loss) from investment and
    foreign currency transactions. ..............................       (5,710)      (11,689)
  Net increase (decrease) in unrealized appreciation/depreciation on investments and translation of assets and liabilities
    in foreign currencies .......................................      (19,642)       (4,492)
                                                                    ------------------------
  Net realized and unrealized gain (loss) on investments
    and foreign currencies ......................................      (25,352)      (16,181)
                                                                    ------------------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS ...................................   $  (24,798)   $  (16,124)
                                                                    ========================

* COMMENCED OPERATIONS ON DECEMBER 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


--------------------------------------------------------------------------------
44                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

                                                         MONEY MARKET   MONEY MARKET
                             INTERNATIONAL                   FUND           FUND        TAX-FREE
 SMALL CAP   INTERNATIONAL     DISCOVERY       BOND         FEDERAL         PRIME      MONEY MARKET
   FUND          FUND            FUND*         FUND        PORTFOLIO      PORTFOLIO        FUND
---------------------------------------------------------------------------------------------------
$      276    $    1,622      $        7    $    1,676    $    2,685     $    7,880     $    1,574
        --         1,732              --           115            --             --             --
     2,059        24,540              83            --            --             --             --
--------------------------------------------------------------------------------------------------
     2,335        27,894              90         1,791         2,685          7,880          1,574
--------------------------------------------------------------------------------------------------

     2,094        11,825              54           181           502          1,328            260
       234           979              38            36           166            296             96
       504         3,018              25            49            33             50             29
        26            58              51            27            49             97             35
        17            66               4             9            15             22             14
        38           381              11            11            32             58             16
        67           292               1             3             4             26              3
        11            58              --             1             5             11              2
        13            74              --             2             6             15              3
        --            --              --            --           404            632             50
        --            --              --            --            37             86             20
        12            43               9            10            10             33             14
--------------------------------------------------------------------------------------------------
     3,016        16,794             193           329         1,263          2,654            542
--------------------------------------------------------------------------------------------------
        --            --             102            71            45              7              6
     3,016        16,794              91           258         1,218          2,647            536
--------------------------------------------------------------------------------------------------
      (681)       11,100              (1)        1,533         1,467          5,233          1,038
--------------------------------------------------------------------------------------------------

  (127,048)     (198,921)           (867)         (205)           (6)            (1)            --

  (114,080)   (1,200,103)         (3,907)        2,246            --             --             --
--------------------------------------------------------------------------------------------------

  (241,128)   (1,399,024)         (4,774)        2,041            (6)            (1)            --
--------------------------------------------------------------------------------------------------

$ (241,809)   $(1,387,924)    $   (4,775)   $    3,574    $    1,461     $    5,232     $    1,038
==================================================================================================


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             45

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                                                 STOCK FUND
                                                                                     ----------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                     DECEMBER 31, 2008      YEAR ENDED
                                                                                         (UNAUDITED)      JUNE 30, 2008
-----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ....................................................      $      554         $      946
  Net realized gain (loss) from investment and foreign currency transactions ......          (5,710)             3,690
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ...............         (19,642)            (7,502)
                                                                                         -----------------------------
  Net increase (decrease) in net assets resulting from operations .................         (24,798)            (2,866)

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ...............................................................             (34)              (934)
    Service Shares ................................................................              --                 --
  Tax return of capital
    Investor Shares ...............................................................              --                 --
    Service Shares ................................................................              --                 --
  Net realized gain from investment and foreign currency transactions
    Investor Shares ...............................................................          (1,355)            (9,529)
    Service Shares ................................................................              --                 --
                                                                                         -----------------------------
  Total distributions to shareholders .............................................          (1,389)           (10,463)

CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ...................................................................          61,348             21,901
    Shares issued for reinvestment of distributions ...............................           1,311             10,002
    Redemption fees ...............................................................              --                 --
    Shares redeemed ...............................................................         (15,503)           (20,997)
                                                                                         -----------------------------
    Net increase (decrease) from capital share transactions .......................          47,156             10,906
  Service Shares
    Shares sold ...................................................................              --                 --
    Shares issued for reinvestment of distributions ...............................              --                 --
    Redemption fees ...............................................................              --                 --
    Shares redeemed ...............................................................              --                 --
                                                                                         -----------------------------
    Net increase (decrease) from capital share transactions .......................              --                 --
  Net increase (decrease) from capital share transactions .........................          47,156             10,906
  Net increase (decrease) in net assets ...........................................          20,969             (2,423)

NET ASSETS:
  Beginning of period .............................................................          90,336             92,759
                                                                                         -----------------------------
  End of period ...................................................................      $  111,305         $   90,336
                                                                                         =============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ...................................................................           5,222              1,610
    Shares reinvested .............................................................             133                706
    Shares redeemed ...............................................................          (1,381)            (1,448)
                                                                                         -----------------------------
    Net increase (decrease) .......................................................           3,974                868
  Service Shares
    Shares sold ...................................................................              --                 --
    Shares reinvested .............................................................              --                 --
    Shares redeemed ...............................................................              --                 --
                                                                                         -----------------------------
    Net increase (decrease) .......................................................              --                 --
Net increase (decrease) ...........................................................           3,974                868
                                                                                         =============================

* COMMENCED OPERATIONS ON DECEMBER 31, 2007.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
46                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

          MID CAP FUND                    SMALL CAP FUND                INTERNATIONAL FUND          INTERNATIONAL DISCOVERY FUND*
-------------------------------  -------------------------------  -------------------------------  -------------------------------
 SIX MONTHS ENDED                 SIX MONTHS ENDED                 SIX MONTHS ENDED                 SIX MONTHS ENDED
DECEMBER 31, 2008   YEAR ENDED   DECEMBER 31, 2008   YEAR ENDED   DECEMBER 31, 2008   YEAR ENDED   DECEMBER 31, 2008   YEAR ENDED
   (UNAUDITED)    JUNE 30, 2008     (UNAUDITED)    JUNE 30, 2008     (UNAUDITED)    JUNE 30, 2008     (UNAUDITED)    JUNE 30, 2008
----------------------------------------------------------------------------------------------------------------------------------
   $       57      $     (183)      $     (681)     $   (3,109)      $   11,100      $   48,769       $       (1)     $       80
      (11,689)            279         (127,048)        (12,067)        (198,921)        120,986             (867)            131

       (4,492)          1,101         (114,080)        (41,515)      (1,200,103)       (256,286)          (3,907)           (503)
--------------------------------------------------------------------------------------------------------------------------------
      (16,124)          1,197         (241,809)        (56,691)      (1,387,924)        (86,531)          (4,775)           (292)

           --              --               --              --          (13,796)        (49,964)              (4)            (78)
           --              --               --              --               --              --               --              --

           --            (216)              --              --               --              --               --              --
           --              --               --              --               --              --               --              --

           --          (2,721)              --         (52,791)        (116,491)        (58,250)            (145)             --
           --              --               --              --               --              --               --              --
--------------------------------------------------------------------------------------------------------------------------------
           --          (2,937)              --         (52,791)        (130,287)       (108,214)            (149)            (78)

       11,106          31,569          109,579         186,059          844,530       1,323,745            4,439          12,832
           --           2,519               --          51,095          125,770         104,666              129              68
            5               3               21              34              333             207                2              --
       (5,460)        (18,170)         (96,277)       (172,722)        (744,936)       (594,869)          (1,715)           (126)
--------------------------------------------------------------------------------------------------------------------------------
        5,651          15,921           13,323          64,466          225,697         833,749            2,855          12,774

           --              --               --              --               --              --               --              --
           --              --               --              --               --              --               --              --
           --              --               --              --               --              --               --              --
           --              --               --              --               --              --               --              --
--------------------------------------------------------------------------------------------------------------------------------
           --              --               --              --               --              --               --              --
        5,651          15,921           13,323          64,466          225,697         833,749            2,855          12,774
      (10,473)         14,181         (228,486)        (45,016)      (1,292,514)        639,004           (2,069)         12,404

       44,227          30,046          673,761         718,777        4,044,308       3,405,304           12,404              --
--------------------------------------------------------------------------------------------------------------------------------
   $   33,754      $   44,227       $  445,275      $  673,761       $2,751,794      $4,044,308       $   10,335      $   12,404
================================================================================================================================
        1,269           2,766            8,616          10,883           32,923          36,356              553           1,281
           --             222               --           2,955            6,012           2,868               21               7
         (673)         (1,568)          (8,210)        (10,038)         (29,149)        (16,393)            (232)            (13)
--------------------------------------------------------------------------------------------------------------------------------
          596           1,420              406           3,800            9,786          22,831              342           1,275

           --              --               --              --               --              --               --              --
           --              --               --              --               --              --               --              --
           --              --               --              --               --              --               --              --
--------------------------------------------------------------------------------------------------------------------------------
           --              --               --              --               --              --               --              --
          596           1,420              406           3,800            9,786          22,831              342           1,275
================================================================================================================================


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             47

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  BOND FUND
                                                                                     ---------------------------------
                                                                                      SIX MONTHS ENDED
                                                                                     DECEMBER 31, 2008     YEAR ENDED
                                                                                         (UNAUDITED)     JUNE 30, 2008
----------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss) ....................................................      $    1,533        $    3,135
  Net realized gain (loss) from investment and foreign currency transactions ......            (205)              174
  Net increase (decrease) in unrealized appreciation/depreciation on investments
    and translation of assets and liabilities in foreign currencies ...............           2,246             1,710
                                                                                         ----------------------------
  Net increase (decrease) in net assets resulting from operations .................           3,574             5,019

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ...............................................................          (1,566)           (3,192)
    Service Shares ................................................................              --                --
  Tax return of capital
    Investor Shares ...............................................................              --                --
    Service Shares ................................................................              --                --
  Net realized gain from investment and foreign currency transactions
    Investor Shares ...............................................................              --                --
    Service Shares ................................................................              --                --
                                                                                         ----------------------------
  Total distributions to shareholders .............................................          (1,566)           (3,192)

CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ...................................................................          22,565            21,550
    Shares issued for reinvestment of distributions ...............................             908             1,740
    Redemption fees ...............................................................              --                --
    Shares redeemed ...............................................................         (18,088)          (30,340)
                                                                                         ----------------------------
    Net increase (decrease) from capital share transactions .......................           5,385            (7,050)
  Service Shares
    Shares sold ...................................................................              --                --
    Shares issued for reinvestment of distributions ...............................              --                --
    Redemption fees ...............................................................              --                --
    Shares redeemed ...............................................................              --                --
                                                                                         ----------------------------
    Net increase (decrease) from capital share transactions .......................              --                --
  Net increase (decrease) from capital share transactions .........................           5,385            (7,050)
  Net increase (decrease) in net assets ...........................................           7,393            (5,223)
NET ASSETS:
  Beginning of period .............................................................          88,090            93,313
                                                                                         ----------------------------
  End of period ...................................................................      $   95,483        $   88,090
                                                                                         ============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ...................................................................           2,044             1,955
    Shares reinvested .............................................................              83               158
    Shares redeemed ...............................................................          (1,648)           (2,770)
                                                                                         ----------------------------
    Net increase (decrease) .......................................................             479              (657)
  Service Shares
    Shares sold ...................................................................              --                --
    Shares reinvested .............................................................              --                --
    Shares redeemed ...............................................................              --                --
                                                                                         ----------------------------
    Net increase (decrease) .......................................................              --                --
Net increase (decrease) ...........................................................             479              (657)
                                                                                         ============================


See accompanying Notes to Financial Statements.

--------------------------------------------------------------------------------
48                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

        MONEY MARKET FUND                 MONEY MARKET FUND                     TAX-FREE
        FEDERAL PORTFOLIO                  PRIME PORTFOLIO                  MONEY MARKET FUND
--------------------------------  --------------------------------  --------------------------------
 SIX MONTHS ENDED                  SIX MONTHS ENDED                  SIX MONTHS ENDED
DECEMBER 31, 2008    YEAR ENDED   DECEMBER 31, 2008    YEAR ENDED   DECEMBER 31, 2008    YEAR ENDED
   (UNAUDITED)     JUNE 30, 2008     (UNAUDITED)     JUNE 30, 2008     (UNAUDITED)     JUNE 30, 2008
----------------------------------------------------------------------------------------------------
   $    1,467       $    9,672       $    5,233       $   24,583       $    1,038       $    3,287
           (6)              12               (1)              86               --               (2)

           --               --               --               --               --               --
--------------------------------------------------------------------------------------------------
        1,461            9,684            5,232           24,669            1,038            3,285

         (954)          (8,403)          (3,966)         (21,961)            (956)          (3,130)
         (513)          (1,269)          (1,267)          (2,622)             (82)            (157)

           --               --               --               --               --               --
           --               --               --               --               --               --

           --               --               --               --               --               --
           --               --               --               --               --               --
--------------------------------------------------------------------------------------------------
       (1,467)          (9,672)          (5,233)         (24,583)          (1,038)          (3,287)

      180,319          491,333          276,705        1,192,478          194,868          228,690
          185            1,262            1,314            6,441               67              360
           --               --               --               --               --               --
     (174,280)        (603,781)        (275,841)      (1,344,086)        (124,648)        (244,466)
--------------------------------------------------------------------------------------------------
        6,224         (111,186)           2,178         (145,167)          70,287          (15,416)

      435,588          311,416          811,242        1,067,844           31,269           64,614
           --               --               --               --               --               --
           --               --               --               --               --               --
     (442,374)        (166,112)        (794,748)        (662,417)         (37,625)         (39,727)
--------------------------------------------------------------------------------------------------
       (6,786)         145,304           16,494          405,427           (6,356)          24,887
         (562)          34,118           18,672          260,260           63,931            9,471
         (568)          34,130           18,671          260,346           63,931            9,469

      312,387          278,257          931,822          671,476          149,474          140,005
--------------------------------------------------------------------------------------------------
   $  311,819       $  312,387       $  950,493       $  931,822       $  213,405       $  149,474
==================================================================================================
      180,319          491,333          276,705        1,192,478          194,868          228,690
          185            1,262            1,314            6,441               67              360
     (174,280)        (603,781)        (275,841)      (1,344,086)        (124,648)        (244,466)
--------------------------------------------------------------------------------------------------
        6,224         (111,186)           2,178         (145,167)          70,287          (15,416)

      435,587          311,416          811,241        1,067,844           31,269           64,613
           --               --               --               --               --               --
     (442,374)        (166,112)        (794,748)        (662,417)         (37,625)         (39,727)
--------------------------------------------------------------------------------------------------
       (6,787)         145,304           16,493          405,427           (6,356)          24,886
         (563)          34,118           18,671          260,260           63,931            9,470
==================================================================================================


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             49

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT STOCK FUND

                                                             SIX MONTHS
                                                                ENDED
                                                             DECEMBER 31,
                                                                2008                    FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)     2008        2007        2006        2005        2004
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $  12.98     $  15.23    $  15.09    $  15.33    $  14.95    $  13.29
                                                              ---------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.05         0.16        0.17        0.14        0.13        0.08
    Net realized and unrealized gain (loss) on securities ..     (2.71)       (0.50)       1.78        1.79        0.71        1.66
                                                              ---------------------------------------------------------------------
Total from investment operations ...........................     (2.66)       (0.34)       1.95        1.93        0.84        1.74
                                                              ---------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................        --        (0.15)      (0.17)      (0.15)      (0.13)      (0.08)
    Net realized gain on securities ........................     (0.14)       (1.76)      (1.64)      (2.02)      (0.33)         --
                                                              ---------------------------------------------------------------------
Total distributions ........................................     (0.14)       (1.91)      (1.81)      (2.17)      (0.46)      (0.08)
                                                              ---------------------------------------------------------------------
Net asset value, end of period .............................  $  10.18     $  12.98    $  15.23    $  15.09    $  15.33    $  14.95
                                                              =====================================================================
Total return ...............................................    (20.45)%(a)   (3.14)%     13.52%      13.05%       5.67%      13.07%
                                                              =====================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $    111     $     90    $     93    $    116    $     93    $    127
Ratio of expenses to average net assets:
  Net of waivers / Recovery of fees ........................      0.90%        0.90%       0.90%       0.90%       0.88%       0.87%
  Before waivers ...........................................      0.94%        0.93%       0.88%       0.93%       0.89%       0.87%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................      1.08%        1.08%       1.11%       1.04%       0.75%       0.50%
  Before waivers ...........................................      1.04%        1.05%       1.13%       1.01%       0.74%       0.50%
Portfolio turnover rate ....................................        12%(a)       77%         71%         60%         62%         54%

UMB SCOUT MID CAP FUND (FUND INCEPTION OCTOBER 31, 2006)

                                                                 SIX MONTHS
                                                                    ENDED
                                                                 DECEMBER 31,            FOR THE PERIODS
                                                                    2008                  ENDED JUNE 30,
                                                                 (UNAUDITED)           2008            2007
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................      $  11.28           $  12.01        $  10.00
                                                                  -------------------------------------------
  Income from investment operations:
    Net investment income ..................................          0.01                 --            0.01
    Net realized and unrealized gain (loss) on securities ..         (3.82)              0.17            2.01
                                                                  -------------------------------------------
Total from investment operations ...........................         (3.81)              0.17            2.02
                                                                  -------------------------------------------
  Distributions from:
    Net investment income ..................................            --                 --           (0.01)
    Tax return of capital ..................................            --              (0.07)             --
    Net realized gain on securities ........................            --              (0.83)             --
                                                                  -------------------------------------------
Total distributions ........................................            --              (0.90)          (0.01)
                                                                  -------------------------------------------
Net asset value, end of period .............................      $   7.47           $  11.28        $  12.01
                                                                  ===========================================
Total return ...............................................        (33.78)%(a)          1.39%          20.26%
                                                                  ===========================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................      $     34           $     44        $     30
Ratio of expenses to average net assets:
  Net of waivers / Recovery of fees ........................          1.40%              1.40%           1.40%
  Before waivers ...........................................          1.46%              1.31%           1.93%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................          0.31%             (0.49)%         (0.06)%
  Before waivers ...........................................          0.25%             (0.40)%         (0.59)%
Portfolio turnover rate ....................................           267%(a)            415%            234%

(A) NOT ANNUALIZED


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
50                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT SMALL CAP FUND

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $  16.11      $  18.91   $  17.40   $  15.36   $  14.88   $  10.89
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................     (0.02)           --         --         --         --         --
    Net realized and unrealized gain (loss) on securities ..     (5.54)        (1.40)      2.45       2.45       1.08       4.27
                                                              ------------------------------------------------------------------
Total from investment operations ...........................     (5.56)        (1.40)      2.45       2.45       1.08       4.27
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................        --            --         --         --         --         --
    Net realized gain on securities ........................        --         (1.40)     (0.94)     (0.41)     (0.60)     (0.28)
                                                              ------------------------------------------------------------------
Total distributions ........................................        --         (1.40)     (0.94)     (0.41)     (0.60)     (0.28)
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $  10.55      $  16.11   $  18.91   $  17.40   $  15.36   $  14.88
                                                              ==================================================================
Total return ...............................................    (34.51)%(a)    (7.90)%    14.70%     16.16%      7.34%     39.64%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $    445      $    674   $    719   $    594   $    330   $    108
Ratio of expenses to average net assets ....................      1.08%         1.01%      1.02%      1.06%      0.96%      0.89%
Ratio of net investment income to average net assets .......     (0.24)%       (0.45)%    (0.13)%    (0.09)%    (0.23)%    (0.20)%
Portfolio turnover rate ....................................       135%(a)       226%       207%        92%        66%       109%

UMB SCOUT INTERNATIONAL FUND (FORMERLY KNOWN AS THE UMB SCOUT WORLDWIDE FUND)*

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $  34.71      $  36.35   $  29.80   $  24.64   $  21.33   $  17.08
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.09          0.43       0.48       0.26       0.22       0.16
    Net realized and unrealized gain (loss) on securities ..    (11.92)        (1.02)      7.82       5.47       3.31       4.25
                                                              ------------------------------------------------------------------
Total from investment operations ...........................    (11.83)        (0.59)      8.30       5.73       3.53       4.41
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................     (0.11)        (0.45)     (0.45)     (0.27)     (0.22)     (0.16)
    Net realized gain on securities ........................     (0.98)        (0.60)     (1.30)     (0.30)        --         --
                                                              ------------------------------------------------------------------
Total distributions ........................................     (1.09)        (1.05)     (1.75)     (0.57)     (0.22)     (0.16)
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $  21.79      $  34.71   $  36.35   $  29.80   $  24.64   $  21.33
                                                              ==================================================================
Total return ...............................................    (33.94)%(a)    (1.71)%    28.47%     23.36%     16.58%     25.81%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $  2,752      $  4,044   $  3,405   $  2,637   $  1,325   $    724
Ratio of expenses to average net assets ....................      1.04%         0.96%      0.97%      1.03%      1.04%      1.10%
Ratio of net investment income to average net assets .......      0.69%         1.32%      1.50%      1.08%      1.10%      0.87%
Portfolio turnover rate ....................................        12%(a)        17%        19%        23%        19%        12%

* EFFECTIVE OCTOBER 31, 2006, THE UMB SCOUT WORLDWIDE FUND WAS REORGANIZED AS THE UMB SCOUT INTERNATIONAL FUND, AND THE FUND'S INVESTMENT OBJECTIVE AND CERTAIN INVESTMENT POLICIES WERE CHANGED.

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             51

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT INTERNATIONAL DISCOVERY FUND (FUND INCEPTION DECEMBER 31, 2007)

                                                                SIX MONTHS ENDED    FOR THE PERIOD
                                                               DECEMBER 31, 2008    ENDED JUNE 30,
                                                                  (UNAUDITED)            2008
--------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................       $   9.73            $  10.00
                                                                   ----------------------------
  Income from investment operations:
    Net investment income ..................................             --                0.06
    Net realized and unrealized gain (loss) on securities ..          (3.25)              (0.27)
                                                                   ----------------------------
Total from investment operations ...........................          (3.25)              (0.21)
                                                                   ----------------------------
  Distributions from:
    Net investment income ..................................             --               (0.06)
    Net realized gain on securities ........................          (0.09)                 --
                                                                   ----------------------------
Total distributions ........................................          (0.09)              (0.06)
                                                                   ----------------------------
Net asset value, end of period .............................       $   6.39            $   9.73
                                                                   ============================
Total return ...............................................         (33.32)%(a)          (2.09)%
                                                                   ============================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................       $     10            $     12
Ratio of expenses to average net assets:
  Net of waivers ...........................................           1.60%               1.60%
  Before waivers ...........................................           3.40%               3.35%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................           0.00%               1.98%
  Before waivers ...........................................          (1.80)%              0.23%
Portfolio turnover rate ....................................              7%(a)              12%

UMB SCOUT BOND FUND

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $  10.97      $  10.74   $  10.66   $  11.16   $  11.15   $  11.80
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.19          0.41       0.44       0.39       0.41       0.43
    Net realized and unrealized gain (loss) on securities ..      0.25          0.23       0.08      (0.47)      0.04      (0.55)
                                                              ------------------------------------------------------------------
Total from investment operations ...........................      0.44          0.64       0.52      (0.08)      0.45      (0.12)
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................     (0.19)        (0.41)     (0.44)     (0.42)     (0.41)     (0.43)
    Net realized gain on securities ........................        --            --         --         --      (0.03)     (0.10)
                                                              ------------------------------------------------------------------
Total distributions ........................................     (0.19)        (0.41)     (0.44)     (0.42)     (0.44)     (0.53)
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $  11.22      $  10.97   $  10.74   $  10.66   $  11.16   $  11.15
                                                              ==================================================================
Total return ...............................................      4.08%(a)      6.02%      4.90%     (0.71)%     4.08%     (0.99)%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $     95      $     88   $     93   $    119   $     76   $     82
Ratio of expenses to average net assets:
  Net of waivers / Recovery of fees ........................      0.57%         0.87%      0.87%      0.87%      0.87%      0.87%
  Before waivers ...........................................      0.73%         0.91%      0.87%      0.90%      0.89%      0.87%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................      3.39%         3.67%      4.04%      3.74%      3.65%      3.76%
  Before waivers ...........................................      3.23%         3.63%      4.05%      3.71%      3.63%      3.76%
Portfolio turnover rate ....................................        23%(a)        74%        34%        11%        25%        65%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
52                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - INVESTOR CLASS

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.01          0.03       0.05       0.04       0.02       0.01
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................     (0.01)        (0.03)     (0.05)     (0.04)     (0.02)     (0.01)
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ==================================================================
Total return ...............................................      0.56%(a)      3.38%      4.82%      3.62%      1.69%      0.52%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $    173      $    167   $    278   $    205   $    203   $    210
Ratio of expenses to average net assets:
  Net of waivers ...........................................      0.51%         0.47%      0.46%      0.50%      0.51%      0.51%
  Before waivers ...........................................      0.51%         0.47%      0.46%      0.50%      0.51%      0.51%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................      1.11%         3.26%      4.73%      3.58%      1.65%      0.52%
  Before waivers ...........................................      1.11%         3.26%      4.73%      3.58%      1.65%      0.52%

UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO - SERVICE CLASS
(CLASS INCEPTION JULY 18, 2007)

                                                          SIX MONTHS ENDED
                                                             DECEMBER 31,    FOR THE PERIOD
                                                                2008          ENDED JUNE 30,
                                                             (UNAUDITED)          2008
--------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................      $   1.00          $   1.00
                                                              --------------------------
  Income from investment operations:
    Net investment income ..............................            --              0.03
                                                              --------------------------
  Distributions from:
    Net investment income ..............................            --             (0.03)
                                                              --------------------------
Net asset value, end of period .........................      $   1.00          $   1.00
                                                              ==========================
Total return ...........................................          0.33%(a)          2.69%
                                                              ==========================
Ratios/Supplemental Data
Net assets, end of period (in millions) ................      $    139          $    145
Ratio of expenses to average net assets:
  Net of waivers .......................................          0.96%             1.02%
  Before waivers .......................................          1.01%             1.02%
Ratio of net investment income to average net assets:
  Net of waivers .......................................          0.63%             2.88%
  Before waivers .......................................          0.58%             2.88%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             53

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - INVESTOR CLASS

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.01          0.04       0.05       0.04       0.02       0.01
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................     (0.01)        (0.04)     (0.05)     (0.04)     (0.02)     (0.01)
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ------------------------------------------------------------------
Total return ...............................................      0.76%(a)      3.58%      4.90%      3.68%      1.71%      0.54%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $    528      $    526   $    671   $    572   $    517   $    587
Ratio of expenses to average net assets:
  Net of waivers ...........................................      0.52%         0.48%      0.46%      0.50%      0.50%      0.51%
  Before waivers ...........................................      0.52%         0.48%      0.46%      0.50%      0.50%      0.51%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................      1.50%         3.47%      4.80%      3.64%      1.69%      0.54%
  Before waivers ...........................................      1.50%         3.47%      4.80%      3.64%      1.69%      0.54%

UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO - SERVICE CLASS
(CLASS INCEPTION JULY 18, 2007)

                                                           SIX MONTHS ENDED
                                                              DECEMBER 31,    FOR THE PERIOD
                                                                 2008          ENDED JUNE 30,
                                                              (UNAUDITED)          2008
---------------------------------------------------------------------------------------------
Net asset value, beginning of period ...................       $   1.00          $   1.00
                                                               --------------------------
  Income from investment operations:
    Net investment income ..............................           0.01              0.03
                                                               --------------------------
  Distributions from:
    Net investment income ..............................          (0.01)            (0.03)
                                                               --------------------------
Net asset value, end of period .........................       $   1.00          $   1.00
                                                               ==========================
Total return ...........................................           0.51%(a)          2.88%
                                                               ==========================
Ratios/Supplemental Data
Net assets, end of period (in millions) ................       $    422          $    406
Ratio of expenses to average net assets:
  Net of waivers .......................................           1.01%             1.03%
  Before waivers .......................................           1.02%             1.03%
Ratio of net investment income to average net assets:
  Net of waivers .......................................           1.00%             3.10%
  Before waivers .......................................           0.99%             3.10%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
54                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT TAX-FREE MONEY MARKET FUND - INVESTOR CLASS

                                                             SIX MONTHS
                                                               ENDED
                                                             DECEMBER 31,
                                                                2008                   FOR THE PERIODS ENDED JUNE 30,
                                                             (UNAUDITED)      2008       2007       2006       2005       2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................................      0.01          0.02       0.03       0.02       0.01         --
                                                              ------------------------------------------------------------------
  Distributions from:
    Net investment income ..................................     (0.01)        (0.02)     (0.03)     (0.02)     (0.01)        --
                                                              ------------------------------------------------------------------
Net asset value, end of period .............................  $   1.00      $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                              ==================================================================
Total return ...............................................      0.64%(a)      2.36%      3.14%      2.37%      1.25%      0.42%
                                                              ==================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....................  $    195      $    124   $    140   $    110   $    147   $    146
Ratio of expenses to average net assets:
  Net of waivers ...........................................      0.56%         0.53%      0.49%      0.53%      0.51%      0.51%
  Before waivers ...........................................      0.56%         0.53%      0.49%      0.53%      0.51%      0.51%
Ratio of net investment income to average net assets:
  Net of waivers ...........................................      1.24%         2.29%      3.10%      2.33%      1.24%      0.42%
  Before waivers ...........................................      1.24%         2.29%      3.10%      2.33%      1.24%      0.42%

UMB SCOUT TAX-FREE MONEY MARKET FUND - SERVICE CLASS
(CLASS INCEPTION JULY 18, 2007)

                                                       SIX MONTHS ENDED
                                                          DECEMBER 31,    FOR THE PERIOD
                                                             2008          ENDED JUNE 30,
                                                          (UNAUDITED)          2008
Net asset value, beginning of period ...................   $   1.00          $   1.00
                                                           --------------------------
  Income from investment operations:
    Net investment income ..............................         --              0.02
                                                           --------------------------
  Distributions from:
    Net investment income ..............................         --             (0.02)
                                                           --------------------------
Net asset value, end of period .........................   $   1.00          $   1.00
                                                           ==========================
Total return ...........................................       0.42%(a)          1.75%
                                                           ==========================
Ratios/Supplemental Data
Net assets, end of period (in millions) ................   $     18          $     25
Ratio of expenses to average net assets:
  Net of waivers .......................................       1.00%             1.08%
  Before waivers .......................................       1.06%             1.08%
Ratio of net investment income to average net assets:
  Net of waivers .......................................       0.82%             1.87%
  Before waivers .......................................       0.76%             1.87%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             55

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

UMB Scout Funds, a Delaware statutory trust (the "Trust"), is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust currently consists of the following nine diversified portfolios: UMB Scout Stock Fund ("Stock"), UMB Scout Mid Cap Fund ("Mid Cap"), UMB Scout Small Cap Fund ("Small Cap"), UMB Scout International Fund ("International"), UMB Scout International Discovery Fund ("International Discovery"), UMB Scout Bond Fund ("Bond"), UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds"). Prior to October 2006, the International Fund was known as the UMB Scout WorldWide Fund.

The Funds' investment objectives are as follows:

FUND                                        INVESTMENT OBJECTIVE
------------------------------------------------------------------------------------------------------------------
Stock ....................................  Long-term growth of capital and income
Mid Cap ..................................  Long-term growth of capital
Small Cap ................................  Long-term growth of capital
International ............................  Long-term growth of capital and income
International Discovery ..................  Long-term growth of capital
Bond .....................................  Maximum current income consistent with quality and maturity standards
Money Market - Federal Portfolio .........  Maximum income consistent with safety of principal and liquidity
Money Market - Prime Portfolio ...........  Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market ....................  Highest level of income exempt from federal income tax consistent with quality and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Each security listed on an exchange, except Nasdaq National Market(R) and Nasdaq SmallCap(R) securities, is valued at its last sales price on that exchange. Where the security is listed on more than one exchange, a Fund will use the price of that exchange which it generally considers to be the principal exchange on which the security is traded. If there are no sales, the security is valued at the mean between the last current closing bid and asked prices. Nasdaq National Market(R) and Nasdaq SmallCap(R) securities are valued at the Nasdaq Official Closing Price. An unlisted security for which over-the-counter market quotations are readily available is valued at the mean between the last current bid and asked prices. Debt securities (other than short-term instruments maturing within 60 days), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value.

      If the market price of a portfolio security is not readily available, or the valuation methods mentioned above do not reflect the security's fair value, such security is valued at its fair value in accordance with procedures adopted by the Board of Trustees. In addition, the Funds' advisor will value a security at fair value when significant events that materially affect the security's price occur after the last available market price and before the Fund calculates its net asset value. The fair value of securities is determined in good faith by taking into account all appropriate factors relevant to the value of the security. Securities held in the International and International Discovery Funds may be listed on foreign exchanges that do not value their listed securities at the same time that the Fund calculates its NAV. These Funds may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation.

      Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis, which is also used for income tax purposes.


--------------------------------------------------------------------------------
56                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (GAAP), and expands disclosures about fair value measurements. The Funds adopted FAS 157 during fiscal 2008. Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

      o Level 1 - quoted prices in active markets for identical securities;

      o Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

      o Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2.

The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets:

FUND                                       LEVEL 1          LEVEL 2     LEVEL 3        TOTAL
------------------------------------------------------------------------------------------------
Stock ..............................   $  101,007,960   $    9,043,000   $   --   $  110,050,960
Mid Cap ............................       32,824,467        1,692,000       --       34,516,467
Small Cap ..........................      432,993,407       18,749,000       --      451,742,407
International ......................    1,929,005,751      813,630,191       --    2,742,635,942
International Discovery ............        6,111,168        3,970,577       --       10,081,745
Bond ...............................               --       94,728,885       --       94,728,885
Money Market - Federal Portfolio ...               --      298,536,821       --      298,536,821
Money Market - Prime Portfolio .....               --      920,724,674       --      920,724,674
Tax-Free Money Market ..............               --      191,613,891       --      191,613,891

B) FOREIGN CURRENCY -- Amounts denominated in, or expected to settle in, foreign currencies (FCs) are translated into United States dollars (US$) at rates provided by an independent pricing service on the following basis:

      a. Market value of investment securities, other than assets and liabilities -- at the closing rate of exchange as of 4:00 p.m. Eastern Standard Time on December 31, 2008.

      b. Purchases and sales of investment securities, income and expenses -- at the rate of exchange prevailing on the respective dates of such transactions (or the average rate if significant rate fluctuations have not occurred).

      The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      Reported net realized foreign exchange gains or losses arise from sales and maturities of short-term securities; sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions; and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds' books and the US$ equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

C) SECURITIES LENDING -- Certain Funds may engage in securities lending. The loans are secured by collateral which is at least equal to the market value of the loaned securities. During the term of the loan, the Fund will continue to receive any interest, dividends or amounts equivalent thereto, on the loaned securities while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Securities lending income is disclosed as such in the Statements of Operations. The collateral for the securities on loan is recognized in the Statement of Assets and Liabilities. The cash collateral is maintained on each Fund's


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             57

DECEMBER 31, 2008 (UNAUDITED)

      behalf by the lending agent and is invested in short-term securities including overnight repurchase agreements, commercial paper, master notes, floating rate corporate notes (with at least quarterly reset dates) and money market funds. Loans are subject to termination at the option of the borrower of the Security. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Fund may pay reasonable finders', administrative and custodial fees in connection with a loan of its securities and may share the interest earned on the collateral with the borrower. By investing any cash collateral it receives in these transactions, a Fund could realize additional gains or losses. If the invested collateral has declined in value, the Fund could lose money. The Fund has arranged for the lending agent to bear the risk of a borrower's failure to return borrowed securities, or delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

      As of December 31, 2008, the value of securities loaned and the payable on collateral due to broker were as follows:

                                 MARKET VALUE      PAYABLE ON
                                 OF SECURITIES     COLLATERAL
FUND (IN THOUSANDS)                 LOANED        DUE TO BROKER
---------------------------------------------------------------
Stock ........................     $ 12,773         $ 13,435
International ................       80,705           84,897
Bond .........................        1,909            2,007

Cash collateral was jointly pooled and invested in the following securities as of December 31, 2008:

                          STOCK FUND   INTERNATIONAL FUND   BOND FUND       TOTAL
-------------------------------------------------------------------------------------
Provident Temp Cash
  1.666%, 01/02/09 ....  $  3,524,605     $ 22,271,605     $    526,453  $ 26,322,663
Provident Temp Fund
  1.602%, 01/02/09 ....     7,904,376       49,946,918        1,180,639    59,031,933
Wells Fargo & Co.
  1.034%, 01/16/09 ....     2,006,512       12,678,935          299,703    14,985,150
                         ------------------------------------------------------------
                         $ 13,435,493     $ 84,897,458     $  2,006,795  $100,339,746
                         ============================================================

D) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes," a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits for the six months ended December 31, 2008. At December 31, 2008, the tax years June 30, 2005 through June 30, 2008 remain open to examination in the Funds' major tax jurisdictions.

      As of June 30, 2008, the following funds had net capital loss carryovers:

                                                      MONEY MARKET   MONEY MARKET  TAX-FREE
                                                          FUND            FUND       MONEY
                                  SMALL CAP    BOND      FEDERAL         PRIME      MARKET
(IN THOUSANDS)                       FUND      FUND     PORTFOLIO      PORTFOLIO     FUND
-------------------------------------------------------------------------------------------
For losses expiring June 30,
  2011  ........................    $   --    $   --     $   --          $   --     $   25
  2012  ........................        --        --         --              --         --
  2013  ........................        --       170         --              --         --
  2014  ........................        --       180         11              41         --
  2015  ........................        --       680          1               3         --
  2016  ........................     7,203       867         --              --         --
                                    ------------------------------------------------------
                                    $7,203    $1,897     $   12          $   44     $   25
                                    ======================================================

Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.


--------------------------------------------------------------------------------
58                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

      As of June 30, 2008, the Mid Cap and Tax-Free Money Market Fund had (in thousands): $831 and $2, respectively, of post-October losses, which are deferred until July 1, 2008 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

E) TREASURY'S TEMPORARY GUARANTEE PROGRAM: The UMB Scout Money Market Funds (each a "Fund" and together the "Funds") have entered into a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program").

      Under the Program, the Treasury guarantees the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

      Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

      The Program has been extended by the Treasury until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, any extension to the Program. In no event will the Program extend past September 18, 2009. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the Fund.

F) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

G) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

H) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

I) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

J) MULTIPLE SHARE CLASS - MONEY MARKET FUNDS -- The Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% shareholder servicing fee (listed as distribution fees on the financial statements). The Investor Class shares have no shareholder servicing fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. For the six months ended December 31, 2008, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived $44,903, $7,542 and $5,854, respectively, in shareholder servicing fees.


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             59

DECEMBER 31, 2008 (UNAUDITED)

2.    INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2007 through December 31, 2008:

      Stock -- 0.60% of the first $1 billion of average daily net assets and 0.575% of daily net assets over $1 billion.

      Mid Cap -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      Small Cap -- 0.75% of the first $1 billion of average daily net assets and 0.65% of daily net assets over $1 billion.

      International -- 0.80% of the first $1 billion of average daily net assets and 0.70% of daily net assets over $1 billion.

      International Discovery -- 0.95% of the first $1 billion of average daily net assets and 0.85% of daily net assets over $1 billion.

      Bond -- 0.40% of average daily net assets.

      Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

      Money Market - Prime Portfolio -- 0.34% of average daily net assets.

      Under an agreement with the Trust (the "Expense Limitation Agreement"), on behalf of the Stock, Mid Cap, International Discovery, and Bond Funds, the Advisor has agreed to subsidize expenses in order to limit the overall expenses of the Stock, Mid Cap, International Discovery, and Bond Funds to no more than 0.90%, 1.40%, 1.60% and 0.57% of each Fund's average daily net assets (the "Expense Limits"), respectively, through October 31, 2009. Any time the annual total operating expenses of the Stock, Mid Cap, International Discovery, and Bond Funds are less than each Fund's respective Expense Limit on an annualized basis, the Advisor retains the right to seek reimbursement for any fees previously reduced to the extent that such reimbursement will not cause that Fund's annual total operating expenses to exceed its Expense Limit on an annualized basis. The Stock, Mid Cap, International Discovery, and Bond Funds are not obligated to reimburse the Advisor for fees that were reduced by the Advisor more than thirty-six months before the date of such reimbursement and no reimbursement will be sought for the periods prior to October 31, 2006 for the Stock, Mid Cap and Bond Funds.

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2008 through December 31, 2008:

      Stock, Mid Cap, Small Cap, Money Market - Federal Portfolio, Money Market
      - Prime Portfolio and Tax-Free Money Market - 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

      Bond - 0.08% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

      International and International Discovery - 0.12% of the first $250 million of average daily net assets, 0.095% of the next $250 million of average daily net assets, 0.070% of the next $250 million of average daily net assets and 0.050% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.


--------------------------------------------------------------------------------
60                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the six months ended December 31, 2008, excluding short term investments, were as follows:

                                  OTHER THAN
                                      US            U.S.
                                  GOVERNMENT     GOVERNMENT
FUND (IN THOUSANDS)               SECURITIES     SECURITIES
-----------------------------------------------------------
STOCK:
  Purchases ................       $ 53,576       $     --
  Sale/Maturity proceeds ...         11,555             --
MID CAP:
  Purchases ................        103,695             --
  Sale/Maturity proceeds ...         96,498             --
SMALL CAP:
  Purchases ................        774,318             --
  Sale/Maturity proceeds ...        714,186             --
INTERNATIONAL:
  Purchases ................        367,205             --
  Sale/Maturity proceeds ...        343,166             --
INTERNATIONAL DISCOVERY:
  Purchases ................          3,092             --
  Sale/Maturity proceeds ...            684             --
BOND:
  Purchases ................          4,978         16,522
  Sale/Maturity proceeds ...          3,766         16,105

The aggregate amounts of security transactions during the six months ended December 31, 2008, for the Money Market Funds were as follows:

                                  OTHER THAN
                                      US            U.S.
                                  GOVERNMENT     GOVERNMENT
FUND (IN THOUSANDS)               SECURITIES     SECURITIES
-----------------------------------------------------------
MONEY MARKET - FEDERAL PORTFOLIO:
  Purchases ................      $       --     $5,243,086
  Sale/Maturity proceeds ...              --      5,258,711
MONEY MARKET - PRIME PORTFOLIO:
  Purchases ................       8,475,640      2,297,661
  Sale/Maturity proceeds ...       8,586,733      2,203,396
TAX-FREE MONEY MARKET:
  Purchases ................         411,510             --
  Sale/Maturity proceeds ...         368,641             --

4. FEDERAL TAX INFORMATION

At December 31, 2008, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

                                                                                                                INTERNATIONAL
                                                  STOCK         MID CAP        SMALL CAP      INTERNATIONAL       DISCOVERY
(IN THOUSANDS)                                     FUND           FUND            FUND             FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation .....................   $    4,283     $    1,735      $   23,837       $  338,808        $      197
Unrealized depreciation .....................      (17,063)        (4,896)        (96,572)        (705,649)           (4,636)
                                                -----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) ..   $  (12,780)    $   (3,161)     $  (72,735)      $ (366,841)       $   (4,439)
                                                =============================================================================
Cost of securities on a tax basis ...........   $  136,267     $   37,678      $  524,478       $3,194,375        $   14,521
                                                =============================================================================

                                                                              MONEY MARKET
                                                                                  FUND         MONEY MARKET        TAX-FREE
                                                                  BOND           FEDERAL           FUND          MONEY MARKET
(IN THOUSANDS)                                                    FUND          PORTFOLIO     PRIME PORTFOLIO        FUND
-----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation .....................                  $    2,741      $       --       $       --        $       --
Unrealized depreciation .....................                        (678)             --               --                --
                                                               -------------------------------------------------------------
Net unrealized appreciation (depreciation) ..                  $    2,063      $       --       $       --        $       --
                                                               =============================================================
Cost of securities on a tax basis ...........                  $   94,673      $  298,537       $  920,725        $  191,614
                                                               =============================================================


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             61

DECEMBER 31, 2008 (UNAUDITED)

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007 were as follows:

                                                                                                                   INTERNATIONAL
                                 STOCK FUND          MID CAP FUND        SMALL CAP FUND     INTERNATIONAL FUND     DISCOVERY FUND
                               YEAR      YEAR       YEAR      YEAR       YEAR      YEAR       YEAR      YEAR       YEAR      YEAR
                              ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED
                             JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,
(IN THOUSANDS)                 2008      2007       2008      2007       2008      2007       2008      2007       2008      2007
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income ...........  $  1,237  $  1,842   $  2,714  $     18   $     --  $ 19,025   $ 68,321  $ 42,177   $     78  $     --
Net long-term capital gains     9,226    10,806          7        --     52,791    15,427     39,893   115,770         --        --
                             ------------------------------------------------------------------------------------------------------
Total taxable distributions    10,463    12,648      2,721        18     52,791    34,452    108,214   157,947         78        --
Exempt interest ...........        --        --         --        --         --        --         --        --         --        --
Tax return of capital .....        --        --        216        --         --        --         --        --         --        --
                             ------------------------------------------------------------------------------------------------------
Total distributions paid ..  $ 10,463  $ 12,648   $  2,937  $     18   $ 52,791  $ 34,452   $108,214  $157,947   $     78  $     --
                             ======================================================================================================

                                                                       MONEY MARKET FUND    MONEY MARKET FUND         TAX-FREE
                                                      BOND FUND        FEDERAL PORTFOLIO     PRIME PORTFOLIO     MONEY MARKET FUND
                                                    YEAR      YEAR       YEAR      YEAR       YEAR      YEAR       YEAR      YEAR
                                                   ENDED     ENDED      ENDED     ENDED      ENDED     ENDED      ENDED     ENDED
                                                  JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,   JUNE 30,  JUNE 30,
(IN THOUSANDS)                                      2008      2007       2008      2007       2008      2007       2008      2007
-----------------------------------------------------------------------------------------------------------------------------------
Distributions paid from:
Ordinary Income ...............................   $  3,192  $  4,403   $  9,672  $ 11,541   $ 24,583  $ 31,253   $     --  $     --
Net long-term capital gains ...................         --        --         --        --         --        --         --        --
                                                  ---------------------------------------------------------------------------------
Total taxable distributions ...................      3,192     4,403      9,672    11,541     24,583    31,253         --        --
Exempt interest ...............................         --        --         --        --         --        --      3,287     4,107
Tax return of capital .........................         --        --         --        --         --        --         --        --
                                                  ---------------------------------------------------------------------------------
Total distributions paid ......................   $  3,192  $  4,403   $  9,672  $ 11,541   $ 24,583  $ 31,253   $  3,287  $  4,107
                                                  =================================================================================

As of June 30, 2008, the components of accumulated earnings (deficit) on a tax basis were as follows:

                                                                                                                       INTERNATIONAL
                                                                 STOCK        MID CAP       SMALL CAP    INTERNATIONAL    DISCOVERY
(IN THOUSANDS)                                                    FUND          FUND           FUND           FUND          FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income ...............................   $     34      $     --       $     --       $  1,833      $    149
Undistributed long-term capital gains .......................      1,354            --             --        116,491            --
                                                                ------------------------------------------------------------------
Tax accumulated earnings ....................................      1,388            --             --        118,324           149
Accumulated capital and other losses ........................         --          (831)        (7,203)            --            --
Unrealized appreciation (depreciation) on ...................      6,861         2,863         46,828        833,196          (517)
investments
Unrealized appreciation (depreciation) on foreign currency ..         --            --             --             38            --
                                                                ------------------------------------------------------------------
Total accumulated earnings (deficit) ........................   $  8,249      $  2,032       $ 39,625       $951,558      $   (368)
                                                                ==================================================================

                                                                                          MONEY MARKET    MONEY MARKET
                                                                                               FUND           FUND        TAX-FREE
                                                                                BOND         FEDERAL         PRIME      MONEY MARKET
(IN THOUSANDS)                                                                  FUND        PORTFOLIO      PORTFOLIO        FUND
------------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income .............................................   $     16       $     --       $     --      $     --
Undistributed long-term capital gains .....................................         --             --             --            --
                                                                              ----------------------------------------------------
Tax accumulated earnings ..................................................         16             --             --            --
Accumulated capital and other losses ......................................     (1,897)           (12)           (44)          (27)
Unrealized appreciation (depreciation) on investments .....................       (177)            --             --            --
Unrealized appreciation on foreign currency ...............................         --             --             --            --
                                                                              ----------------------------------------------------
Total accumulated earnings (deficit) ......................................   $ (2,058)      $    (12)      $    (44)     $    (27)
                                                                              ====================================================

5. CHANGE IN INDEPENDENT AUDITORS

The Audit Committee determined not to retain BKD, LLP as the Funds' independent auditor and appointed Deloitte & Touche, LLP commencing with the fiscal year ending June 30, 2009. During the two most recent fiscal years, BKD, LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and BKD, LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of BKD, LLP, would have caused them to make reference to the disagreement in their report. Additionally, during the fiscal years ended June 30, 2007 and June 30, 2008, the Funds did not consult with Deloitte & Touche, LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement or reportable events.


--------------------------------------------------------------------------------
62                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

EXPENSE EXAMPLE
DECEMBER 31, 2008 (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. In addition, shareholders of the Mid Cap, Small Cap, International and International Discovery Funds will be charged a 2.00% redemption fee for shares redeemed or exchanged within two months of purchase. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary or the redemption fee charged in certain circumstances for the Mid Cap, Small Cap, International and International Discovery Funds. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                        EXPENSES
                                                                          PAID
                                      BEGINNING     ENDING               DURING
                                       ACCOUNT      ACCOUNT ANNUALIZED   PERIOD
                                        VALUE        VALUE    EXPENSE  7/1/08 -
FUND                                    7/1/08     12/31/08    RATIO   12/31/08*
--------------------------------------------------------------------------------
STOCK:
  Actual ..........................   $1,000.00   $  795.50   0.8999%   $ 4.07
  Hypothetical ....................    1,000.00    1,020.46   0.8999%     4.58
MID CAP:
  Actual ..........................    1,000.00      662.20   1.3997%     5.86
  Hypothetical ....................    1,000.00    1,017.94   1.3997%     7.12
SMALL CAP:
  Actual ..........................    1,000.00      654.90   1.0803%     4.51
  Hypothetical ....................    1,000.00    1,019.55   1.0803%     5.50
INTERNATIONAL:
  Actual ..........................    1,000.00      660.60   1.0384%     4.35
  Hypothetical ....................    1,000.00    1,019.77   1.0384%     5.29
INTERNATIONAL DISCOVERY:
  Actual ..........................    1,000.00      666.80   1.5999%     6.72
  Hypothetical ....................    1,000.00    1,016.93   1.5999%     8.13
BOND:
  Actual ..........................    1,000.00    1,040.80   0.5700%     2.93
  Hypothetical ....................    1,000.00    1,022.13   0.5700%     2.91
MONEY MARKET - FEDERAL PORTFOLIO - INVESTOR CLASS:
  Actual ..........................    1,000.00    1,005.60   0.5136%     2.60
  Hypothetical ....................    1,000.00    1,022.41   0.5136%     2.62
MONEY MARKET - FEDERAL PORTFOLIO - SERVICE CLASS:
  Actual ..........................    1,000.00    1,003.30   0.9584%     4.84
  Hypothetical ....................    1,000.00    1,020.17   0.9584%     4.88

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 184/365 (TO REFLECT THE HALF-YEAR PERIOD).


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             63

DECEMBER 31, 2008 (UNAUDITED)

                                                                        EXPENSES
                                                                          PAID
                                      BEGINNING     ENDING               DURING
                                       ACCOUNT      ACCOUNT ANNUALIZED   PERIOD
                                        VALUE        VALUE    EXPENSE  7/1/08 -
FUND                                    7/1/08     12/31/08    RATIO   12/31/08*
--------------------------------------------------------------------------------
MONEY MARKET - PRIME PORTFOLIO - INVESTOR CLASS:
  Actual ..........................   $1,000.00   $1,007.60   0.5172%   $ 2.62
  Hypothetical ....................    1,000.00    1,022.39   0.5172%     2.64
MONEY MARKET - PRIME PORTFOLIO - SERVICE CLASS:
  Actual ..........................    1,000.00    1,005.10   1.0098%     5.10
  Hypothetical ....................    1,000.00    1,019.91   1.0098%     5.14
MONEY MARKET - TAX-FREE PORTFOLIO - INVESTOR CLASS:
  Actual ..........................    1,000.00    1,006.40   0.5681%     2.87
  Hypothetical ....................    1,000.00    1,022.14   0.5681%     2.90
MONEY MARKET - TAX-FREE PORTFOLIO - SERVICE CLASS:
  Actual ..........................    1,000.00    1,004.20   1.0028%     5.07
  Hypothetical ....................    1,000.00    1,019.94   1.0028%     5.11

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 184/365 (TO REFLECT THE HALF-YEAR PERIOD).


--------------------------------------------------------------------------------
64                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE UMB SCOUT STOCK FUND, THE UMB SCOUT MID CAP FUND, THE UMB SCOUT SMALL CAP FUND, THE UMB SCOUT INTERNATIONAL FUND, THE UMB SCOUT INTERNATIONAL DISCOVERY FUND, THE UMB SCOUT BOND FUND, THE UMB SCOUT MONEY MARKET FUNDS AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS.

NOT AUTHORIZED FOR DISTRIBUTION UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT UMB SCOUT FUNDS PROSPECTUS.

THE UMB SCOUT FUNDS ARE DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC, AN AFFILIATE OF UMB FINANCIAL CORPORATION, AND MANAGED BY SCOUT INVESTMENT ADVISORS, INC., A SUBSIDIARY OF UMB BANK, N.A.

UMB SCOUT FUNDS
  Stock Fund
  Mid Cap Fund
  Small Cap Fund
  International Fund
  International Discovery Fund
  Bond Fund
  Money Market Fund - Federal Portfolio
  Money Market Fund - Prime Portfolio
  Tax-Free Money Market Fund

INVESTMENT ADVISOR
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

AUDITORS
  Deloitte & Touche, LLP
  Milwaukee, Wisconsin

LEGAL COUNSEL
  Stradley Ronon Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

                                    [LOGO](R)
                                UMB | SCOUT FUNDS
                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                                umbscoutfunds.com

                      "UMB," "Scout" and the Scout design -
                            Reg. U.S. Pat & Tr. Off.

                                                                UMB 00047 (0209)

                               UMB | SCOUT FUNDS            [GRAPHIC]


                     MONEY MARKET FUND -- FEDERAL PORTFOLIO
                        (UMFXX) -- INVESTOR CLASS SHARES

                      MONEY MARKET FUND -- PRIME PORTFOLIO
                        (UMPXX) -- INVESTOR CLASS SHARES

                           TAX-FREE MONEY MARKET FUND
                        (UMTXX) -- INVESTOR CLASS SHARES


                     SEMIANNUAL REPORT | DECEMBER 31, 2008

TABLE OF CONTENTS

  Money Market Funds .......................................................   1

  Tax-Free Money Market Fund ...............................................   7

  Statements of Assets and Liabilities .....................................  13

  Statements of Operations .................................................  14

  Statements of Changes in Net Assets ......................................  15

  Financial Highlights .....................................................  18

  Notes to Financial Statements ............................................  20

  Expense Example ..........................................................  24


--------------------------------------------------------------------------------
SHARES OF THE UMB SCOUT FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, NOR GUARANTEED BY, UMB BANK, N.A. OR ANY OTHER BANKING INSTITUTION; NOR ARE THEY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER GOVERNMENT AGENCY. THESE SHARES INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL INVESTED.

--------------------------------------------------------------------------------
                                               UMB SCOUT FUNDS SEMIANNUAL REPORT

[GRAPHIC] MONEY MARKET FUNDS

OBJECTIVE:

THE UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO AND UMB SCOUT MONEY MARKET FUND - PRIME PORTFOLIO EACH SEEK MAXIMUM INCOME CONSISTENT WITH SAFETY OF PRINCIPAL AND LIQUIDITY BY INVESTING IN HIGH-QUALITY, SHORT-TERM DEBT OBLIGATIONS.

The UMB Scout Money Market Fund - Prime Portfolio provided a return of 2.03%, 2.97% and 3.11% for the one-, five- and ten-year periods ended December 31, 2008. The UMB Scout Money Market Fund - Federal Portfolio provided a return of 1.73%, 2.86% and 3.02% for the one- five- and ten-year periods ended December 31, 2008. The Funds' current seven day yields as of December 31, 2008 were 0.46% and 0.22%, respectively. The Funds' current seven day yield quotations more closely reflect the current earnings of the Funds than the total return quotations. The Lipper Money Market Fund Index provided a return of 2.41%, 3.01% and 3.14% for the one-, five- and ten-year periods ended December 31, 2008. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

During the second half of 2008, the United States and international financial authorities took coordinated steps to address the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidenceworldwidealongwithalackoftrustamongfinancialmarketparticipants. At the root of the problem was (and continues to be) excessive levels of leverage that had been built up over many years and first began to unravel in mid-2007 with subprime mortgages. Forced collateral liquidation of all types followed, leading to falling asset prices and the first real threat of deflation since the 1930's.

By any historical measure, the series of events that unfolded at the beginning of September was nothing less than breathtaking in terms of magnitude, scope and the short time period over which they occurred. The unprecedented $700 billion Troubled Asset Relief Program (TARP) was a harbinger of things to come. By the year-end, the total for all the various programs had exceeded $8.0 trillion, much of it due to actions taken by the Federal Reserve as it followed a "whatever it takes" strategy to head off deflationary pressures.

Short-term interest rates were driven lower by a "flight to safety" resulting in increased demand for high quality, short-term securities like U.S. government securities. In the case of U.S. treasury bills, demand at times was so strong investors accepted negative yields in return for safety of principal.


                                                         CONTINUED ON NEXT PAGE.
--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              1

The Federal Reserve, the European Central Bank and the Bank of England aggressively slashed their respective target rates in an effort to resuscitate the world economy. By year-end, the Fed Funds target rate (range) stood at 0% to 0.25% and the Bank of England target rate was headed towards its lowest level in 300 years.

The Advisor remains steadfast in our commitment to shareholders in the Funds and our preference for securities of the highest credit quality that present minimal credit risk. We do not intend to relax our conservative standards in order to "chase yield." We believe now, more than ever, is a time to focus on safety of principal and liquidity.

Thank you for your continued support of the UMB Scout Funds.

BRUCE C. FERNANDEZ, CFA
RICHARD L. TALERICO
SCOUT INVESTMENT ADVISORS, INC.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND - FEDERAL PORTFOLIO (UMFXX)

                                  [PIE CHART]

      Government & Agencies ..........................................  96%
      Cash Equivalents ...............................................   4%
      ---------------------------------------------------------------------
      BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

FUND DIVERSIFICATION
UMB SCOUT MONEY MARKET FUND -PRIME PORTFOLIO (UMPXX)

                                  [PIE CHART]

      Commercial Paper ...............................................  54%
      Government & Agencies ..........................................  43%
      Cash Equivalents ...............................................   3%
      ---------------------------------------------------------------------
      BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.


--------------------------------------------------------------------------------
2                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND -- FEDERAL PORTFOLIO

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES -- 95.7%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 6.4%

              General Electric Capital Corp.
$ 10,000,000    0.600%, 03/06/09 ..............................  $    9,989,333
  10,000,000    0.550%, 04/08/09 ..............................       9,985,181
                                                                 --------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .............      19,974,514
                                                                 ==============
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 14.8%
  15,845,000  0.900%, 01/02/09 ................................      15,844,747
   5,000,000  0.000%, 01/05/09 ................................       4,999,994
  13,260,000  0.750%, 01/29/09 ................................      13,252,780
   2,000,000  0.986%, 02/20/09 ................................       1,997,261
  10,000,000  1.200%, 03/12/09 ................................       9,976,667
                                                                 --------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ...............      46,071,449
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 3.9%
   2,000,000  3.300%, 01/23/09 ................................       2,000,761
   3,000,000  4.250%, 01/26/09 ................................       3,003,339
     100,000  4.125%, 04/15/09 ................................         100,975
   7,000,000  5.250%, 08/03/09 ................................       7,143,632
                                                                 --------------
TOTAL FEDERAL FARM CREDIT BANK ................................      12,248,707
                                                                 ==============
FEDERAL HOME LOAN BANK -- 32.0%
   9,350,000  0.000%, 01/02/09 ................................       9,349,999
   2,000,000  0.010%, 01/05/09 ................................       1,999,998
   1,100,000  0.010%, 01/06/09 ................................       1,099,999
   2,247,000  0.010%, 01/12/09 ................................       2,246,966
   1,900,000  0.050%, 01/13/09 ................................       1,899,968
   1,230,000  0.050%, 01/14/09 ................................       1,229,978
   6,000,000  2.300%, 01/15/09 ................................       5,999,449
   1,920,000  0.010%, 01/16/09 ................................       1,919,945
     275,000  5.250%, 01/16/09 ................................         275,349
   1,500,000  2.500%, 01/22/09 ................................       1,499,858
   1,000,000  0.120%, 01/27/09 ................................         999,913
   2,200,000  0.100%, 01/28/09 ................................       2,199,835
   3,000,000  1.000%, 02/02/09 ................................       2,997,012
  16,850,000  0.750%, 02/06/09 ................................      16,836,899
   2,700,000  0.130%, 02/09/09 ................................       2,699,620
   3,000,000  0.140%, 02/11/09 ................................       2,999,522
   4,000,000  2.560%, 02/13/09 ................................       3,998,626
     250,000  0.730%, 03/02/09 ................................         249,696
   1,500,000  2.830%, 03/03/09, callable ......................       1,503,983
     250,000  5.700%, 03/03/09, callable ......................         251,850
   1,000,000  2.250%, 03/13/09 ................................         999,054
     455,000  3.200%, 03/13/09 ................................         452,128
   1,640,000  1.900%, 03/20/09 ................................       1,643,852
   1,000,000  0.560%, 03/27/09 ................................         998,678
      15,000  5.885%, 03/30/09 ................................          15,174
   3,000,000  2.200%, 04/03/09 ................................       2,997,642
     395,000  3.240%, 04/03/09 ................................         397,521
     100,000  5.905%, 04/07/09 ................................         101,207
   3,500,000  1.480%, 04/14/09 ................................       3,485,179
   1,100,000  3.000%, 04/15/09 ................................       1,104,785
     500,000  2.520%, 04/21/09, callable ......................         501,444
   3,000,000  2.540%, 04/28/09 ................................       2,997,578
     500,000  2.600%, 04/30/09, callable ......................         501,613
     500,000  2.650%, 05/06/09, callable ......................         501,694
   2,000,000  2.550%, 05/07/09 ................................       1,997,831
     500,000  2.750%, 05/07/09, callable ......................         501,881
      50,000  6.120%, 05/21/09 ................................          50,982
   1,000,000  3.000%, 06/24/09 ................................       1,010,865
   3,000,000  0.400%, 06/25/09 ................................       2,994,167
      50,000  6.795%, 06/30/09 ................................          51,423
   3,000,000  2.875%, 07/02/09 ................................       3,014,644
   7,500,000  2.645%, 08/07/09 ................................       7,583,829
   1,500,000  5.250%, 09/11/09 ................................       1,547,459
   1,000,000  4.000%, 10/06/09, callable ......................       1,000,458
     100,000  4.000%, 11/13/09 ................................         102,562
     925,000  3.375%, 12/18/09 ................................         947,397
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................      99,759,512
                                                                 ==============
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 18.5%
   1,500,000  0.150%, 02/03/09 ................................       1,499,761
   5,815,000  0.020%, 02/04/09 ................................       5,814,890
   4,314,000  1.060%, 02/09/09 ................................       4,309,046
     250,000  0.730%, 03/02/09 ................................         249,696
     400,000  0.710%, 03/09/09 ................................         399,471
   1,000,000  5.750%, 03/15/09 ................................       1,008,936
     660,000  0.850%, 03/17/09 ................................         658,350
   5,104,000  0.950%, 03/31/09 ................................       5,092,013
   1,750,000  1.050%, 04/02/09 ................................       1,745,267
   1,475,000  0.320%, 04/08/09 ................................       1,473,728
   3,500,000  1.450%, 04/14/09 ................................       3,486,982


                                                         CONTINUED ON NEXT PAGE.
--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              3

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND -- FEDERAL PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
FEDERAL HOME LOAN MORTGAGE CORPORATION (CONTINUED)
$  3,490,000  3.375%, 04/15/09 ................................  $    3,508,518
   2,620,000  1.170%, 04/21/09 ................................       2,610,634
   9,010,000  0.400%, 04/22/09 ................................       8,998,888
     500,000  4.100%, 06/30/09, callable ......................         507,599
  15,000,000  0.440%, 07/08/09 ................................      14,965,532
     550,000  5.000%, 08/25/09, callable ......................         562,238
     750,000  4.150%, 10/28/09, callable ......................         766,003
                                                                 --------------
TOTAL FEDERAL HOME LOAN MORTGAGE CORPORATION ..................      57,657,552
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 20.1%
   3,000,000  0.050%, 01/07/09 ................................       2,999,975
   1,975,000  0.010%, 01/08/09 ................................       1,974,996
   5,000,000  0.930%, 02/02/09 ................................       4,995,867
   1,000,000  0.900%, 02/09/09 ................................         999,838
   5,945,000  1.050%, 02/10/09 ................................       5,938,064
   8,120,000  0.900%, 02/11/09 ................................       8,113,100
   5,000,000  0.650%, 02/23/09 ................................       4,995,215
   6,859,000  1.250%, 03/16/09 ................................       6,843,860
   1,574,000  0.600%, 03/27/09 ................................       1,571,699
     500,000  3.310%, 03/30/09, callable ......................         503,000
   1,090,000  0.400%, 04/01/09 ................................       1,088,910
   5,035,000  1.400%, 04/06/09 ................................       5,017,727
   5,350,000  1.000%, 04/15/09 ................................       5,334,544
   5,000,000  1.500%, 04/20/09 ................................       4,977,292
   7,500,000  1.050%, 04/27/09 ................................       7,471,000
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      62,825,087
                                                                 ==============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $298,536,821) -- 95.7% ..................................  $  298,536,821
                                                                 ==============
TOTAL INVESTMENTS
(COST $298,536,821) -- 95.7% ..................................     298,536,821

Other assets less liabilities -- 4.3% .........................      13,282,673
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  311,871,018 shares outstanding) .............................  $  311,819,494
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
4                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND -- PRIME PORTFOLIO

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 54.2%
              Abbott Laboratories
$ 10,000,000    1.000%, 01/09/09(3) ...........................  $    9,997,778
  10,000,000    0.750%, 01/13/09(3) ...........................       9,997,500
              Alaska Housing Finance Corp.
  11,000,000    3.000%, 01/14/09 ..............................      10,988,083
  11,000,000    2.150%, 02/06/09 ..............................      10,976,350
              American Honda Finance Corp.
  10,000,000    2.400%, 01/06/09 ..............................       9,996,667
   2,500,000    2.420%, 01/13/09 ..............................       2,497,984
  10,000,000    2.500%, 01/23/09 ..............................       9,984,722
              Becton Dickinson & Co.
   2,900,000    1.250%, 01/05/09 ..............................       2,899,597
  16,750,000    1.000%, 01/16/09 ..............................      16,743,021
              Brown University
   5,000,000    1.900%, 01/05/09 ..............................       4,998,945
              Caterpillar, Inc.
  10,000,000    0.150%, 01/09/09 ..............................       9,999,667
  10,000,000    0.150%, 01/16/09 ..............................       9,999,395
              Chevron Corp.
  20,000,000    1.050%, 01/30/09 ..............................      19,983,084
              Danaher Corp.
  10,000,000    1.250%, 01/20/09 ..............................       9,993,403
  10,000,000    0.400%, 01/21/09 ..............................       9,997,778
              Deere & Co.
   3,000,000    0.500%, 03/06/09(3) ...........................       2,997,333
  10,000,000    0.500%, 03/09/09(3) ...........................       9,990,694
  10,000,000    0.550%, 03/16/09(3) ...........................       9,988,694
              Dover Corp.
  15,000,000    0.050%, 01/02/09(3) ...........................      14,999,979
              Eli Lilly & Co.
  19,000,000    1.350%, 01/09/09 ..............................      18,994,300
   3,000,000    1.350%, 01/12/09 ..............................       2,998,763
              Emerson Electric Co.
  10,000,000    1.000%, 01/16/09(3) ...........................       9,995,833
   4,000,000    0.900%, 01/23/09(3) ...........................       3,997,800
   1,972,000    0.120%, 03/10/09(3) ...........................       1,971,553
   5,000,000    0.300%, 03/11/09(3) ...........................       4,997,125
              FPL Group Capital, Inc.
  10,000,000    2.800%, 01/12/09(3) ...........................       9,993,538
  10,000,000    2.750%, 01/22/09(3) ...........................       9,983,958
              General Dynamics Corp.
  10,000,000    0.150%, 01/06/09(3) ...........................       9,999,792
  10,000,000    0.150%, 01/13/09(3) ...........................       9,999,500
              General RE Corp.
  22,500,000    1.050%, 01/08/09(3) ...........................      22,495,334
              Hewlett-Packard Co.
   7,000,000    2.100%, 01/02/09(3) ...........................       6,999,591
  10,000,000    0.350%, 01/08/09(3) ...........................       9,999,319
   5,000,000    0.300%, 03/06/09(3) ...........................       4,997,333
              Johnson & Johnson
  10,000,000    0.400%, 01/26/09(3) ...........................       9,997,222
              Leland Stanford JR University
   5,200,000    1.360%, 01/07/09 ..............................       5,198,821
              Medtronic, Inc.
   2,200,000    0.200%, 01/09/09(3) ...........................       2,199,902
   1,700,000    1.250%, 02/06/09(3) ...........................       1,697,875
  10,000,000    1.050%, 02/26/09(3) ...........................       9,983,667
              Merck & Co., Inc./NJ
     940,000    1.000%, 01/20/09 ..............................         939,504
  10,000,000    0.800%, 01/26/09 ..............................       9,994,444
     650,000    0.050%, 02/12/09 ..............................         649,962
  10,000,000    0.050%, 02/19/09 ..............................       9,999,319
              Nebraska Public Power District
   9,980,000    0.700%, 01/07/09 ..............................       9,978,836
  10,000,000    0.950%, 01/30/09 ..............................       9,992,347
              Nestle Capital Corp.
  10,000,000    0.300%, 01/30/09 ..............................       9,997,583
              NetJets, Inc.
   5,000,000    0.050%, 01/05/09(3) ...........................       4,999,972
   4,500,000    1.150%, 01/12/09(3) ...........................       4,498,419
  10,000,000    0.800%, 02/13/09(3) ...........................       9,990,444
              Northern Illinois Gas Co.
   1,000,000    0.010%, 01/02/09 ..............................       1,000,000
  22,500,000    0.370%, 01/05/09 ..............................      22,499,076
              PepsiCo, Inc./NC
  13,000,000    0.150%, 01/15/09 ..............................      12,999,242
              Toyota Motor Credit Corp.
  10,000,000    1.550%, 01/09/09 ..............................       9,996,556
   2,500,000    2.150%, 01/30/09 ..............................       2,495,670
  10,000,000    2.100%, 02/17/09 ..............................       9,972,583
              Vanderbilt University
   1,152,000    1.350%, 01/14/09 ..............................       1,151,438
              Walgreen Co.
   5,000,000    1.000%, 01/05/09 ..............................       4,999,444
   2,500,000    1.200%, 01/16/09 ..............................       2,498,750
  10,000,000    1.250%, 01/23/09 ..............................       9,992,361
              Yale University
  20,000,000    1.000%, 01/14/09 ..............................      19,992,778
   2,500,000    1.450%, 02/03/09 ..............................       2,496,677
                                                                 --------------
TOTAL COMMERCIAL PAPER
(COST $514,651,805) -- 54.2% ..................................     514,667,305
                                                                 ==============


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              5

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

MONEY MARKET FUND -- PRIME PORTFOLIO (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
U.S. GOVERNMENT AND AGENCIES -- 42.7%
FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM -- 2.1%
              General Electric Capital Corp.
$ 10,000,000    0.700%, 02/06/09 ..............................  $    9,993,000
  10,000,000    0.450%, 03/10/09 ..............................       9,991,500
                                                                 --------------
TOTAL FDIC: TEMPORARY LIQUIDITY GUARANTEE PROGRAM .............      19,984,500
                                                                 ==============
FEDERAL AGRICULTURAL MORTGAGE CORPORATION -- 5.5%
  17,965,000  0.900%, 01/02/09 ................................      17,964,551
   4,000,000  0.200%, 01/20/09 ................................       3,999,578
  20,665,000  0.750%, 01/29/09 ................................      20,653,059
  10,000,000  1.200%, 03/12/09 ................................       9,976,666
                                                                 --------------
TOTAL FEDERAL AGRICULTURAL MORTGAGE CORPORATION ...............      52,593,854
                                                                 ==============
FEDERAL FARM CREDIT BANK -- 0.4%
   4,000,000  4.250%, 01/26/09 ................................       4,004,451
                                                                 ==============
FEDERAL HOME LOAN BANK -- 7.6%
     400,000  0.050%, 01/07/09 ................................         399,997
   5,000,000  2.250%, 01/07/09 ................................       4,999,541
     500,000  0.050%, 01/08/09 ................................         499,995
  10,000,000  2.300%, 01/15/09 ................................       9,999,580
   5,000,000  2.150%, 01/21/09 ................................       4,998,614
   3,000,000  2.500%, 01/22/09 ................................       3,000,227
   5,000,000  1.000%, 02/02/09 ................................       4,995,556
   5,000,000  2.600%, 02/06/09 ................................       4,999,813
   5,000,000  2.560%, 02/13/09 ................................       4,998,282
   3,360,000  1.900%, 03/20/09 ................................       3,367,967
   3,000,000  2.200%, 04/01/09 ................................       2,995,339
   5,000,000  2.200%, 04/03/09 ................................       4,996,067
  14,700,000  1.450%, 04/13/09 ................................      14,639,607
   4,000,000  2.540%, 04/28/09 ................................       3,996,837
   3,000,000  2.550%, 05/07/09 ................................       2,996,747
                                                                 --------------
TOTAL FEDERAL HOME LOAN BANK ..................................      71,884,169
                                                                 --------------
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 5.8%
   3,589,000  1.000%, 02/27/09 ................................       3,583,317
   5,000,000  1.150%, 03/13/09 ................................       4,988,660
   9,478,000  0.850%, 03/17/09 ................................       9,461,216
   3,960,000  1.220%, 03/19/09 ................................       3,949,667
   2,000,000  1.000%, 03/20/09 ................................       1,995,667
   4,540,000  0.780%, 03/27/09 ................................       4,531,639
   7,800,000  1.050%, 04/02/09 ................................       7,779,065
  10,445,000  1.250%, 04/07/09 ................................      10,410,183
   5,000,000  1.150%, 04/15/09 ................................       4,983,389
   3,190,000  1.170%, 04/21/09 ................................       3,178,595
                                                                 --------------
TOTAL FEDERAL HOME MORTGAGE CORPORATION .......................      54,861,398
                                                                 ==============
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 6.3%
   1,000,000  0.920%, 02/04/09 ................................         999,131
   5,830,000  0.900%, 02/09/09 ................................       5,824,316
  16,915,000  1.050%, 02/10/09 ................................      16,895,266
   2,742,000  0.900%, 03/18/09 ................................       2,736,790
  12,000,000  1.400%, 04/06/09 ................................      11,955,666
   2,460,000  1.000%, 04/15/09 ................................       2,452,893
   5,000,000  1.500%, 04/20/09 ................................       4,977,292
  11,450,000  1.050%, 04/27/09 ................................      11,406,427
   2,500,000  1.270%, 05/08/09 ................................       2,488,799
                                                                 --------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION ...................      59,736,580
                                                                 ==============
TREASURY BILLS -- 15.0%
  13,000,000  0.020%, 03/12/09 ................................      12,999,495
 130,000,000  0.020%, 04/09/09 ................................     129,992,922
                                                                 --------------
TOTAL TREASURY BILLS ..........................................     142,992,417
                                                                 ==============
TOTAL U.S. GOVERNMENT AND AGENCIES
(COST $406,072,869) -- 42.7% ..................................     406,057,369
                                                                 ==============
TOTAL INVESTMENTS
(COST $920,724,674) -- 96.9% ..................................     920,724,674

Other assets less liabilities -- 3.1% .........................      29,768,812
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  950,566,489 shares outstanding) .............................  $  950,493,486
                                                                 ==============

    VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.

(3) 144A RESTRICTED SECURITY


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
6                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

[GRAPHIC] TAX-FREE MONEY MARKET FUND

OBJECTIVE:

THE UMB SCOUT TAX-FREE MONEY MARKET FUND SEEKS THE HIGHEST LEVEL OF INCOME EXEMPT FROM FEDERAL INCOME TAX CONSISTENT WITH QUALITY AND MATURITY STANDARDS.

The UMB Scout Tax-Free Money Market Fund provided a return of 1.45%, 1.99% and 1.97% for the one-, five- and ten-year periods ended December 31, 2008. The Fund's current seven day yield as of December 31, 2008 was 0.38%. The Fund's current seven day yield quotation more closely reflects the current earnings of the Tax-Free Money Market Fund than the total return quotation. The Lipper Tax-Exempt Money Market Index posted an average of 1.78%, 2.08% and 2.08% for the one-, five- and ten-year periods ended December 31, 2008. THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE INFORMATION QUOTED HERE. TO OBTAIN PERFORMANCE INFORMATION CURRENT TO THE MOST RECENT MONTH-END AND 7-DAY YIELD, PLEASE CALL 800-996-2862 OR VISIT WWW.UMBSCOUTFUNDS.COM. PERFORMANCE OF THE SERVICE CLASS SHARES OF THE FUND MAY BE LOWER BASED ON DIFFERENCES IN EXPENSES PAID BY THE SHAREHOLDERS IN THE DIFFERENT CLASSES.

During the second half of 2008, the United States and international financial authorities took coordinated steps to address the most severe global financial crisis in the past fifty years, marked by severe declines in investor and consumer confidenceworldwidealongwithalackoftrustamongfinancialmarketparticipants. At the root of the problem was (and continues to be) excessive levels of leverage that had been built up over many years and first began to unravel in mid-2007 with subprime mortgages. Forced collateral liquidation of all types followed, leading to falling asset prices and the first real threat of deflation since the 1930's.

By any historical measure, the series of events that unfolded at the beginning of September was nothing less than breathtaking in terms of magnitude, scope and the short time period over which they occurred. The unprecedented $700 billion Troubled Asset Relief Program (TARP) was a harbinger of things to come. By the year-end, the total for all the various programs had exceeded $8.0 trillion, much of it due to actions taken by the Federal Reserve as it followed a "whatever it takes" strategy to head off deflationary pressures.

Short-term interest rates were driven lower by a "flight to safety" resulting in increased demand for high quality, short-term securities like U.S. government securities. In the case of U.S. treasury bills, demand at times has been so strong investors have accepted negative yields in return for safety of principal.


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              7

The Federal Reserve, the European Central Bank and the Bank of England aggressively slashed their respective target rates in an effort to resuscitate the world economy. By year-end, the Fed Funds target rate (range) stood at 0% to 0.25% and the Bank of England target rate was headed towards its lowest level in 300 years.

The Advisor remains steadfast in our commitment to shareholders in the Fund and our preference for tax-exempt securities of the highest credit quality that present minimal credit risk. We do not intend to relax our conservative standards in order to "chase yield." We believe now, more than ever, is a time to focus on safety of principal and liquidity.

Thank you for your continued support of the UMB Scout Funds.

BRUCE C. FERNANDEZ, CFA
DANIELLE L. BEAGLE
SCOUT INVESTMENT ADVISORS, INC.

FUND DIVERSIFICATION
UMB SCOUT TAX-FREE MONEY MARKET FUND (UMTXX)

                                  [PIE CHART]

      Variable Rate Demand Notes .....................................  65%
      General Market Notes ...........................................  19%
      Commercial Paper ...............................................   6%
      Cash Equivalents ...............................................  10%
      ---------------------------------------------------------------------
      BASED ON TOTAL NET ASSETS AS OF DECEMBER 31, 2008. SUBJECT TO CHANGE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT IN UMB BANK, N.A. OR ITS AFFILIATES AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORP. OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND. INCOME FROM THE UMB SCOUT TAX-FREE MONEY MARKET FUND MAY BE SUBJECT TO FEDERAL ALTERNATIVE MINIMUM TAX AS WELL AS STATE AND LOCAL TAXES.


--------------------------------------------------------------------------------
8                                              UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
ALASKA
              City of Valdez, AK
$    500,000    Variable Rate, 12/01/33 .......................  $      500,000
     300,000    Variable Rate, 12/01/33 .......................         300,000
   1,500,000    Variable Rate, 07/01/37 .......................       1,500,000
     300,000    Variable Rate, 07/01/37 .......................         300,000
     200,000    Variable Rate, 07/01/37 .......................         200,000

ARIZONA
              Arizona Water Infrastructure Finance Authority, AZ
     250,000    2.750%, 10/01/09 ..............................         250,918
              City of Phoenix, AZ
     250,000    4.750%, 07/01/18 ..............................         256,195
              Coconino County Unified School District No. 1 --
                Flagstaff, AZ
     400,000    5.250%, 07/01/09 ..............................         406,418
     500,000    3.000%, 07/01/09 ..............................         503,218
              Mesa, AZ
     500,000    5.000%, 07/01/14 ..............................         507,390
              Pima County, AZ
   1,500,000    3.000%, 07/01/09 ..............................       1,501,436
              Pima County Unified School District No. 10
                Ampitheater, AZ
     500,000    5.100%, 07/01/11 ..............................         509,655
              Salt River Project Agricultural Improvement &
                Power District
     300,000    6.000%, 01/01/09 ..............................         300,000
              Tucson, AZ
     355,000    5.000%, 07/01/14 ..............................         360,862

COLORADO
              Colorado Health Facilities Authority
     500,000    5.500%, 09/01/09 ..............................         512,480
              Colorado Housing & Finance Authority, CO
   1,900,000    Variable Rate, 10/15/16 .......................       1,900,000
     800,000    Variable Rate, 10/15/16 .......................         800,000
     900,000    Variable Rate, 04/01/20 .......................         900,000
   2,845,000    Variable Rate, 10/01/30 .......................       2,845,000
   2,300,000    Variable Rate, 10/01/30 .......................       2,300,000

CONNECTICUT
              Connecticut State Health & Educational
                Facility Authority
     470,000    Variable Rate, 07/01/35 .......................         470,000
              State of Connecticut
   1,385,000    Variable Rate, 05/15/14 .......................       1,385,000

DELAWARE
              State of Delaware
     200,000    2.450%, 02/01/09 ..............................         200,196

FLORIDA
              City of Jacksonville, FL
   6,100,000    Variable Rate, 10/01/32 .......................       6,100,000
              City of Tampa, FL
     460,000    4.500%, 10/01/09 ..............................         471,085
              JEA Florida Electric System Revenue Bond
     445,000    Variable Rate, 10/01/34 .......................         445,000
   1,000,000    Variable Rate, 10/01/38 .......................       1,000,000
   1,100,000    Variable Rate, 10/01/41 .......................       1,100,000

HAWAII
              State of Hawaii
     200,000    2.625%, 10/01/09 ..............................         200,000

ILLINOIS
              Chester, IL
     150,000    5.500%, 05/01/12 ..............................         151,716
     175,000    5.800%, 05/01/16 ..............................         177,175
              Kane & Du Page Counties Community Unit School
                District No. 303, IL
     500,000    3.000%, 01/01/09 ..............................         500,000

INDIANA
              Indiana Health Facility Financing Authority, IN
     220,000    5.000%, 11/01/29 ..............................         223,602
              Indianapolis-Marion County Public Library, IN
     150,000    5.900%, 01/01/17 ..............................         151,500
              Purdue University, IN
     600,000    Variable Rate, 07/01/32 .......................         600,000

KANSAS
              Butler & Sedgwick Counties Unified School District
                No. 385 Andover, KS
     250,000    5.400%, 09/01/18 ..............................         256,412
              Johnson & Miami Counties Unified School
                District No. 230, KS
     375,000    3.250%, 09/01/09 ..............................         377,323
              Johnson County Unified School District No. 229, KS
     500,000    5.000%, 10/01/09 ..............................         512,003
     325,000    5.000%, 10/01/18 ..............................         333,416
              Kansas Development Finance Authority
     150,000    5.000%, 04/01/09 ..............................         151,102
              Kansas State Department of Transportation, KS
     250,000    5.000%, 09/01/09 ..............................         255,332
   4,050,000    Variable Rate, 09/01/20 .......................       4,050,000
   1,575,000    Variable Rate, 09/01/20 .......................       1,575,000
   1,495,000    Variable Rate, 09/01/20 .......................       1,495,000


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                              9

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
KANSAS (CONTINUED)
              Washburn University, Topeka, KS
$    500,000    6.125%, 07/01/29 ..............................  $      511,433
              Wyandotte County School District No. 204, KS
     100,000    6.375%, 09/01/09 ..............................         103,208

MARYLAND
              Baltimore Industrial Development Authority
                Industrial Dev Rev
   6,000,000    Variable Rate, 08/01/16 .......................       6,000,000
              Maryland Health & Higher Educational Facilities
                Authority
     700,000    Variable Rate, 07/01/27 .......................         700,000
   4,980,000    Variable Rate, 07/01/36 .......................       4,980,000
              Maryland Health & Higher Educational Facilities
                Authority, Commercial Paper
   1,000,000    0.850%, 02/05/09 ..............................       1,000,000
              State of Maryland
     125,000    4.000%, 03/01/09 ..............................         125,393

MASSACHUSETTS
              Commonwealth of Massachusetts
     100,000    5.000%, 08/01/09 ..............................         101,081
   1,000,000    Variable Rate, 08/01/15 .......................       1,000,000
   1,730,000    Variable Rate, 01/01/21 .......................       1,730,000
              Massachusetts Development Finance Agency
     500,000    Variable Rate, 07/15/36 .......................         500,000
              Massachusetts Health & Educational Facilities
                Authority
     955,000    Variable Rate, 01/01/24 .......................         955,000
     200,000    Variable Rate, 07/01/29 .......................         200,000
     950,000    Variable Rate, 07/01/35 .......................         950,000
              Massachusetts State, Commercial Paper
   3,000,000    0.800%, 03/16/09 ..............................       3,000,000
              Massachusetts Water Resources Authority
     125,000    5.500%, 08/01/09 ..............................         127,806
   2,000,000    Variable Rate, 11/01/26 .......................       2,000,000
   3,000,000    Variable Rate, 08/01/37 .......................       3,000,000

MICHIGAN
              State of Michigan
   2,500,000    3.000%, 09/30/09 ..............................       2,524,807

MINNESOTA
              City of Minneapolis, MN
   2,515,000    Variable Rate, 12/01/27 .......................       2,515,000
              South Washington County Independent School
                District No. 833, MN
     150,000    4.000%, 06/01/09 ..............................         151,385

MISSISSIPPI
              State of Mississippi
     100,000    Variable Rate, 09/01/25 .......................         100,000

MISSOURI
              Jackson County Consolidated School District
                No. 2, MO
     110,000    5.000%, 03/01/09 ..............................         110,536
              Jackson County Industrial Development Authority, MO
     175,000    5.150%, 07/01/09 ..............................         177,277
              Kansas City Industrial Development Authority, MO
   2,500,000    Variable Rate, 04/01/27 .......................       2,500,000
              Ladue School District, MO
     250,000    5.250%, 03/01/15 ..............................         251,406
              Lees Summit Industrial Development Authority, MO
   2,000,000    6.000%, 08/15/17 ..............................       2,059,289
              Missouri Development Finance Board, MO
   2,100,000    6.000%, 04/01/21 ..............................       2,119,251
              Missouri State Environmental Improvement & Energy
                Resources Authority, MO
     100,000    5.000%, 01/01/09 ..............................         100,000
              Missouri State Health & Educational Facilities
                Authority, MO
   1,500,000    3.000%, 04/23/09 ..............................       1,504,509
     215,000    Variable Rate, 10/01/09 .......................         215,000
     350,000    Variable Rate, 10/01/24 .......................         350,000
     500,000    Variable Rate, 09/01/30 .......................         500,000
     400,000    Variable Rate, 09/01/30 .......................         400,000
     200,000    Variable Rate, 09/01/30 .......................         200,000
     835,000    Variable Rate, 07/01/32 .......................         835,000
   5,500,000    Variable Rate, 11/01/32 .......................       5,500,000
     300,000    Variable Rate, 03/01/40 .......................         300,000
              Missouri State Highways & Transit Commission, MO
     125,000    3.000%, 05/01/09 ..............................         125,408
              State of Missouri
     275,000    4.550%, 06/01/10 ..............................         278,449
              Troy Reorganized School District No. 3
                Lincoln County, MO
     400,000    2.200%, 03/01/09 ..............................         400,000


--------------------------------------------------------------------------------
10                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
NEBRASKA
              City of Lincoln, NE
$  1,845,000    5.000%, 09/01/09 ..............................  $    1,871,967
              Lancaster County School District No. 1, NE
     500,000    4.000%, 01/15/09 ..............................         500,404
              Lincoln Nebraska Electric System Revenue,
                Commercial Paper
   1,500,000    0.800%, 02/02/09 ..............................       1,500,000
              Nebraska Public Power District
     425,000    3.500%, 01/01/09 ..............................         425,000

NEVADA
              Clark County School District
     250,000    5.250%, 06/15/14 ..............................         253,877

NEW MEXICO
              Albuquerque Bernalillo County Water Utility
                Authority
   1,790,000    5.000%, 07/01/09 ..............................       1,824,149
              Albuquerque Municipal School District No. 12, NM
     200,000    4.000%, 08/01/09 ..............................         202,588
              Sandoval County, NM
     735,000    4.700%, 04/01/16 ..............................         754,898
              Santa Fe Public School District, NM
     100,000    4.125%, 08/01/09 ..............................         101,220
              State of New Mexico
     450,000    5.000%, 03/01/09 ..............................         452,405

NEW YORK
              City of New York, NY
   6,500,000    Variable Rate, 02/15/13 .......................       6,500,000
   1,100,000    Variable Rate, 08/15/20 .......................       1,100,000

NORTH CAROLINA
              Buncombe County, NC
   1,700,000    Variable Rate, 12/01/11 .......................       1,700,000
     875,000    Variable Rate, 12/01/15 .......................         875,000
   1,000,000    Variable Rate, 12/01/18 .......................       1,000,000
   1,385,000    Variable Rate, 12/01/20 .......................       1,385,000
              City of Charlotte, NC
   4,865,000    Variable Rate, 06/01/25 .......................       4,865,000
     200,000    Variable Rate, 07/01/27 .......................         200,000
              County of Forsyth, NC
     275,000    Variable Rate, 03/01/25 .......................         275,000
              County of Wake, NC
   2,640,000    Variable Rate, 04/01/19 .......................       2,640,000
     295,000    Variable Rate, 04/01/20 .......................         295,000
   4,095,000    Variable Rate, 04/01/21 .......................       4,095,000
     600,000    Variable Rate, 03/01/26 .......................         600,000
              Cumberland County, NC
   1,000,000    5.250%, 10/01/29 ..............................       1,039,542
              Mecklenburg County, NC
   2,100,000    Variable Rate, 03/01/14 .......................       2,100,000
     490,000    Variable Rate, 02/01/22 .......................         490,000
     970,000    Variable Rate, 02/01/23 .......................         970,000
   4,175,000    Variable Rate, 02/01/24 .......................       4,175,000
              State of North Carolina
     325,000    4.000%, 03/01/09 ..............................         326,451
   1,300,000    Variable Rate, 05/01/21 .......................       1,300,000
     700,000    Variable Rate, 05/01/21 .......................         700,000
     350,000    Variable Rate, 05/01/21 .......................         350,000

OHIO
              State of Ohio
     700,000    5.000%, 04/01/09 ..............................         705,569
     345,000    5.000%, 06/15/09 ..............................         350,041

OKLAHOMA
              City of Tulsa, OK
     100,000    4.375%, 03/01/09 ..............................         100,383
              Oklahoma Turnpike Authority
     200,000    5.000%, 01/01/17 ..............................         200,000
     100,000    5.000%, 01/01/19 ..............................         100,000
     200,000    5.000%, 01/01/23 ..............................         200,000

OREGON
              Metro, OR
     950,000    5.000%, 01/01/09 ..............................         950,000
              State of Oregon
   2,000,000    Variable Rate, 12/01/16 .......................       2,000,000
   4,000,000    Variable Rate, 12/01/18 .......................       4,000,000

PENNSYLVANIA
              Beaver County Industrial Development Authority
   3,350,000    Variable Rate, 12/01/20 .......................       3,350,000
              Commonwealth of Pennsylvania
     175,000    5.000%, 05/01/09 ..............................         176,854
     100,000    5.000%, 06/01/09 ..............................         100,811
   2,500,000    5.000%, 07/01/09 ..............................       2,538,908
              Delaware Valley Regional Financial Authority
   1,000,000    Variable Rate, 06/01/42 .......................       1,000,000
              Great Valley School District Chester County
     100,000    3.250%, 02/15/09 ..............................         100,111
              Pennsylvania Turnpike Commission
   2,800,000    Variable Rate, 12/01/30 .......................       2,800,000
   3,900,000    Variable Rate, 12/01/38 .......................       3,900,000
              Philadelphia School District
     560,000    Variable Rate, 09/01/30 .......................         560,000


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             11

SCHEDULE OF INVESTMENTS
DECEMBER 31, 2008 (UNAUDITED)

TAX-FREE MONEY MARKET FUND (CONTINUED)

 PRINCIPAL
   AMOUNT                                                            VALUE
--------------------------------------------------------------------------------
RHODE ISLAND
              Rhode Island Health & Educational Building Corp.
$    325,000    Variable Rate, 09/01/32 .......................  $      325,000
   1,000,000    Variable Rate, 05/01/35 .......................       1,000,000

SOUTH CAROLINA
              Beaufort County School District, SC
     125,000    5.125%, 03/01/12 ..............................         125,627
              Piedmont Municipal Power Agency, SC
     400,000    6.250%, 01/01/09 ..............................         400,000

SOUTH DAKOTA
              South Dakota Housing Development Authority
   4,700,000    Variable Rate, 05/01/32 .......................       4,700,000

TENNESSEE
              Metropolitan Government Nashville & Davidson County
                Health & Educational Facilities Bond
     550,000    Variable Rate, 10/01/30 .......................         550,000
     700,000    Variable Rate, 10/01/32 .......................         700,000
   1,100,000    Variable Rate, 10/01/44 .......................       1,100,000
     450,000    Variable Rate, 10/01/44 .......................         450,000
              Tennessee Local Development Authority, TN
     125,000    4.000%, 03/01/09 ..............................         125,365
              Wilson County, TN
     250,000    5.125%, 04/01/16 ..............................         252,227

TEXAS
              Amarillo, TX
     200,000    3.000%, 04/01/09 ..............................         200,244
              City of San Antonio, TX
     100,000    5.250%, 02/01/09 ..............................         100,265
     100,000    4.000%, 02/01/09 ..............................         100,124
     300,000    5.250%, 05/15/09 ..............................         303,709
     350,000    5.250%, 02/01/12 ..............................         354,680
              County of Harris, TX
     250,000    5.125%, 10/01/13 ..............................         251,965
              El Paso Independent School District, TX
   2,000,000    5.000%, 08/15/09 ..............................       2,040,411
              Gulf Coast Waste Disposal Authority
     310,000    Variable Rate, 10/01/24 .......................         310,000
              Harris County, TX, Commercial Paper
   4,000,000    0.800%, 01/07/09 ..............................       4,000,000
              Katy Independent School District, TX
     200,000    4.250%, 02/15/09 ..............................         200,659
              Northside Independent School District, TX
     500,000    5.000%, 08/15/09 ..............................         509,972
              Richardson Independent School District, TX
     500,000    4.000%, 02/15/09 ..............................         501,147
              Texas Public Finance Authority, Commercial Paper
   3,820,000    0.850%, 02/03/09 ..............................       3,820,000

UTAH
              Logan City School District, UT
     125,000    2.500%, 06/15/09 ..............................         125,212
              State of Utah
     200,000    4.500%, 07/01/09 ..............................         202,763

WASHINGTON
              City of Seattle, WA
   6,400,000    Variable Rate, 11/01/15 .......................       6,400,000
     900,000    Variable Rate, 09/01/25 .......................         900,000
   2,900,000    Variable Rate, 03/01/32 .......................       2,900,000
     400,000    Variable Rate, 03/01/32 .......................         400,000
              County of King, WA
     100,000    5.250%, 01/01/09 ..............................         100,000
     925,000    Variable Rate, 01/01/32 .......................         925,000
              State of Washington
     200,000    5.625% 07/01/21. ..............................         203,672
                                                                 --------------
TOTAL INVESTMENTS
(COST $191,613,891) -- 89.8% ..................................     191,613,891

Other assets less liabilities -- 10.2% ........................      21,791,445
                                                                 --------------
TOTAL NET ASSETS -- 100.0%
  (equivalent to $1.00 per share;
  unlimited shares of $0.01 par value
  capital shares authorized;
  213,487,136 shares outstanding) .............................  $  213,405,336
                                                                 ==============

VALUATION OF SECURITIES IS ON THE BASIS OF AMORTIZED COST, WHICH APPROXIMATES MARKET VALUE.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
12                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2008 (UNAUDITED)
(IN THOUSANDS EXCEPT PER SHARE DATA)

                                                           MONEY MARKET     MONEY MARKET
                                                               FUND             FUND           TAX-FREE
                                                              FEDERAL           PRIME        MONEY MARKET
                                                             PORTFOLIO        PORTFOLIO          FUND
---------------------------------------------------------------------------------------------------------
ASSETS:
  Investment securities at cost ......................      $  298,537       $  920,725       $  191,614
                                                            ============================================
  Investment securities at value .....................      $  298,537       $  920,725       $  191,614
  Cash ...............................................          12,587           29,319           21,036
  Receivables:
    Interest .........................................             752              664              797
    Fund shares sold .................................               6              120               --
  Prepaid and other assets ...........................              72              135               47
                                                            --------------------------------------------
      Total assets ...................................         311,954          950,963          213,494
                                                            --------------------------------------------
LIABILITIES:
  Payables:
    Fund shares redeemed .............................              --               12               --
    Dividends payable ................................              32              195               36
    Accrued investment advisory fees .................              15               46               11
    Accrued administration and fund accounting fees ..              28               50               18
    Accrued shareholder servicing fees ...............               7               12                6
    Accrued custody fees .............................               1                6                2
    Accrued distribution fees ........................              33              104                4
    Other accrued expenses ...........................              19               45               12
                                                            --------------------------------------------
      Total liabilities ..............................             135              470               89
                                                            --------------------------------------------
NET ASSETS ...........................................      $  311,819       $  950,493       $  213,405
                                                            ============================================
NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital) ........      $  311,837       $  950,538       $  213,432
  Accumulated undistributed income:
    Net realized loss on investment transactions .....             (18)             (45)             (27)
                                                            --------------------------------------------
NET ASSETS APPLICABLE TO OUTSTANDING SHARES ..........      $  311,819       $  950,493       $  213,405
                                                            ============================================
Capital Shares, $0.01 par value:
  Authorized .........................................       Unlimited        Unlimited        Unlimited
                                                            ============================================
  Investor Class of Shares ...........................         173,354          528,646          194,956
  Service Class of Shares ............................         138,517          421,920           18,531
                                                            --------------------------------------------
TOTAL SHARES OUTSTANDING .............................         311,871          950,566          213,487
                                                            ============================================
NET ASSET VALUE PER SHARE INVESTOR SHARES ............      $     1.00       $     1.00       $     1.00
                                                            ============================================
NET ASSET VALUE PER SHARE SERVICE SHARES .............      $     1.00       $     1.00       $     1.00
                                                            ============================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             13

STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED DECEMBER 31, 2008 (UNAUDITED)
(IN THOUSANDS)

                                                       MONEY MARKET   MONEY MARKET
                                                           FUND           FUND         TAX-FREE
                                                         FEDERAL         PRIME       MONEY MARKET
                                                        PORTFOLIO      PORTFOLIO         FUND
-------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest income .................................      $  2,685       $  7,880       $  1,574

EXPENSES:
  Investment advisory fees ........................           502          1,328            260
  Administration and fund accounting fees .........           166            296             96
  Shareholder servicing fees ......................            33             50             29
  Professional fees ...............................            49             97             35
  Federal and state registration fees .............            15             22             14
  Custody fees ....................................            32             58             16
  Reports to shareholders .........................             4             26              3
  Insurance fees ..................................             5             11              2
  Directors' fees .................................             6             15              3
  Distribution fees ...............................           404            632             50
  Treasury insurance fees .........................            37             86             20
  Other expenses ..................................            10             33             14
                                                         --------------------------------------
      Total expenses before waiver ................         1,263          2,654            542
                                                         --------------------------------------
  Waiver ..........................................            45              7              6
  Net expense .....................................         1,218          2,647            536
                                                         --------------------------------------
  Net investment income ...........................         1,467          5,233          1,038
                                                         --------------------------------------
NET REALIZED LOSS ON INVESTMENTS:
  Net realized loss from investment transactions ..            (6)            (1)            --
                                                         --------------------------------------
  NET INCREASE IN NET ASSETS
    RESULTING FROM OPERATIONS .....................      $  1,461       $  5,232       $  1,038
                                                         ======================================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
14                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                               MONEY MARKET FUND -- FEDERAL PORTFOLIO
                                                               --------------------------------------
                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2008      YEAR ENDED
                                                                    (UNAUDITED)       JUNE 3O, 2008
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................      $   1,467          $   9,672
  Net realized gain (loss) from investment transactions .......             (6)                12
                                                                     ----------------------------
  Net increase in net assets resulting from operations ........          1,461              9,684

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ...........................................           (954)            (8,403)
    Service Shares ............................................           (513)            (1,269)
                                                                     ----------------------------
  Total distributions to shareholders .........................         (1,467)            (9,672)

CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ...............................................        180,319            491,333
    Shares issued for reinvestment of distributions ...........            185              1,262
    Shares redeemed ...........................................       (174,280)          (603,781)
                                                                     ----------------------------
    Net increase (decrease) from capital share transactions ...          6,224           (111,186)
  Service Shares
    Shares sold ...............................................        435,588            311,416
    Shares issued for reinvestment of distributions ...........             --                 --
    Shares redeemed ...........................................       (442,374)          (166,112)
                                                                     ----------------------------
    Net increase (decrease) from capital share transactions ...         (6,786)           145,304
  Net increase (decrease) from capital share transactions .....           (562)            34,118
  Net increase (decrease) in net assets .......................           (568)            34,130

NET ASSETS:
  Beginning of period .........................................        312,387            278,257
                                                                     ----------------------------
  End of period ...............................................      $ 311,819          $ 312,387
                                                                     ============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ...............................................        180,319            491,333
    Shares reinvested .........................................            185              1,262
    Shares redeemed ...........................................       (174,280)          (603,781)
                                                                     ----------------------------
    Net increase (decrease) ...................................          6,224           (111,186)
  Service Shares
    Shares sold ...............................................        435,587            311,416
    Shares reinvested .........................................             --                 --
    Shares redeemed ...........................................       (442,374)          (166,112)
                                                                     ----------------------------
    Net increase (decrease) ...................................         (6,787)           145,304
  Net increase (decrease) .....................................           (563)            34,118
                                                                     ============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.          CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             15

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                MONEY MARKET FUND -- PRIME PORTFOLIO
                                                                ------------------------------------
                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2008      YEAR ENDED
                                                                    (UNAUDITED)       JUNE 3O, 2008
-----------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................      $   5,233         $    24,583
  Net realized gain (loss) from investment transactions .......             (1)                 86
                                                                     -----------------------------
  Net increase in net assets resulting from operations ........          5,232              24,669

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ...........................................         (3,966)            (21,961)
    Service Shares ............................................         (1,267)             (2,622)
                                                                     -----------------------------
  Total distributions to shareholders .........................         (5,233)            (24,583)

CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ...............................................        276,705           1,192,478
    Shares issued for reinvestment of distributions ...........          1,314               6,441
    Shares redeemed ...........................................       (275,841)         (1,344,086)
                                                                     -----------------------------
    Net increase (decrease) from capital share transactions ...          2,178            (145,167)
  Service Shares
    Shares sold ...............................................        811,242           1,067,844
    Shares issued for reinvestment of distributions ...........             --                  --
    Shares redeemed ...........................................       (794,748)           (662,417)
                                                                     -----------------------------
    Net increase from capital share transactions ..............         16,494             405,427
  Net increase from capital share transactions ................         18,672             260,260
  Net increase in net assets ..................................         18,671             260,346

NET ASSETS:
  Beginning of period .........................................        931,822             671,476
                                                                     -----------------------------
  End of period ...............................................      $ 950,493         $   931,822
                                                                     =============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ...............................................        276,705           1,192,478
    Shares reinvested .........................................          1,314               6,441
    Shares redeemed ...........................................       (275,841)         (1,344,086)
                                                                     -----------------------------
    Net increase (decrease) ...................................          2,178            (145,167)
  Service Shares
    Shares sold ...............................................        811,241           1,067,844
    Shares reinvested .........................................             --                  --
    Shares redeemed ...........................................       (794,748)           (662,417)
                                                                     -----------------------------
  Net increase ................................................         16,493             405,427
  Net increase ................................................         18,671             260,260
                                                                     =============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
16                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

                                                                     TAX-FREE MONEY MARKET FUND
                                                                 ----------------------------------
                                                                  SIX MONTHS ENDED
                                                                 DECEMBER 31, 2008      YEAR ENDED
                                                                    (UNAUDITED)       JUNE 3O, 2008
---------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income .......................................      $   1,038          $   3,287
  Net realized loss from investment transactions ..............             --                 (2)
                                                                     ----------------------------
  Net increase in net assets resulting from operations ........          1,038              3,285

DISTRIBUTIONS TO SHAREHOLDERS:
  Net investment income
    Investor Shares ...........................................           (956)            (3,130)
    Service Shares ............................................            (82)              (157)
                                                                     ----------------------------
  Total distributions to shareholders .........................         (1,038)            (3,287)

CAPITAL SHARE TRANSACTIONS:
  Investor Shares
    Shares sold ...............................................        194,868            228,690
    Shares issued for reinvestment of distributions ...........             67                360
    Shares redeemed ...........................................       (124,648)          (244,466)
                                                                     ----------------------------
    Net increase (decrease) from capital share transactions ...         70,287            (15,416)
  Service Shares
    Shares sold ...............................................         31,269             64,614
    Shares issued for reinvestment of distributions ...........             --                 --
    Shares redeemed ...........................................        (37,625)           (39,727)
                                                                     ----------------------------
    Net increase (decrease) from capital share transactions ...         (6,356)            24,887
  Net increase from capital share transactions ................         63,931              9,471
  Net increase in net assets ..................................         63,931              9,469

NET ASSETS:
  Beginning of period .........................................        149,474            140,005
                                                                     ----------------------------
  End of period ...............................................      $ 213,405          $ 149,474
                                                                     ============================
TRANSACTIONS IN SHARES:
  Investor Shares
    Shares sold ...............................................        194,868            228,690
    Shares reinvested .........................................             67                360
    Shares redeemed ...........................................       (124,648)          (244,466)
                                                                     ----------------------------
    Net increase (decrease) ...................................         70,287            (15,416)
  Service Shares
    Shares sold ...............................................         31,269             64,613
    Shares reinvested .........................................             --                 --
    Shares redeemed ...........................................        (37,625)           (39,727)
                                                                     ----------------------------
    Net increase (decrease) ...................................         (6,356)            24,886
  Net increase ................................................         63,931              9,470
                                                                     ============================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             17

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT MONEY MARKET FUND -- FEDERAL PORTFOLIO

                                              SIX MONTHS ENDED
                                             DECEMBER 31, 2008                  FOR THE PERIODS ENDED JUNE 30,
                                                (UNAUDITED)        2008         2007         2006         2005         2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ----------------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................         0.01            0.03         0.05         0.04         0.02         0.01
                                                 ----------------------------------------------------------------------------
  Distributions from:
    Net investment income ..................        (0.01)          (0.03)       (0.05)       (0.04)       (0.02)       (0.01)
                                                 ----------------------------------------------------------------------------
Net asset value, end of period .............     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ----------------------------------------------------------------------------
Total return ...............................         0.56%(a)        3.38%        4.82%        3.62%        1.69%        0.52%
                                                 ============================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....     $    173        $    167     $    278     $    205     $    203     $    210
Ratio of expenses to average net assets:
  Net of waivers ...........................         0.51%           0.47%        0.46%        0.50%        0.51%        0.51%
  Before waivers ...........................         0.51%           0.47%        0.46%        0.50%        0.51%        0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers ...........................         1.11%           3.26%        4.73%        3.58%        1.65%        0.52%
  Before waivers ...........................         1.11%           3.26%        4.73%        3.58%        1.65%        0.52%

UMB SCOUT MONEY MARKET FUND -- PRIME PORTFOLIO

                                              SIX MONTHS ENDED
                                             DECEMBER 31, 2008                  FOR THE PERIODS ENDED JUNE 30,
                                                (UNAUDITED)        2008         2007         2006         2005         2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ----------------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................         0.01            0.04         0.05         0.04         0.02         0.01
                                                 ----------------------------------------------------------------------------
  Distributions from:
    Net investment income ..................        (0.01)          (0.04)       (0.05)       (0.04)       (0.02)       (0.01)
                                                 ----------------------------------------------------------------------------
Net asset value, end of period .............     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ============================================================================
Total return ...............................         0.76%(a)        3.58%        4.90%        3.68%        1.71%        0.54%
                                                 ============================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....     $    528        $    526     $    671     $    572     $    517     $    587
Ratio of expenses to average net assets:
  Net of waivers ...........................         0.52%           0.48%        0.46%        0.50%        0.50%        0.51%
  Before waivers ...........................         0.52%           0.48%        0.46%        0.50%        0.50%        0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers ...........................         1.50%           3.47%        4.80%        3.64%        1.69%        0.54%
  Before waivers ...........................         1.50%           3.47%        4.80%        3.64%        1.69%        0.54%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
18                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS
PER SHARE INCOME AND CAPITAL CHANGES FOR A SHARE OUTSTANDING
THROUGHOUT THE PERIOD.

UMB SCOUT TAX-FREE MONEY MARKET FUND

                                              SIX MONTHS ENDED
                                             DECEMBER 31, 2008                  FOR THE PERIODS ENDED JUNE 30,
                                                (UNAUDITED)        2008         2007         2006         2005         2004
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period .......     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ----------------------------------------------------------------------------
  Income from investment operations:
    Net investment income ..................         0.01            0.02         0.03         0.02         0.01           --
                                                 ----------------------------------------------------------------------------
  Distributions from:
    Net investment income ..................        (0.01)          (0.02)       (0.03)       (0.02)       (0.01)          --
                                                 ----------------------------------------------------------------------------
Net asset value, end of period .............     $   1.00        $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                                 ============================================================================
Total return ...............................         0.64%(a)        2.36%        3.14%        2.37%        1.25%        0.42%
                                                 ============================================================================
Ratios/Supplemental Data
Net assets, end of period (in millions) ....     $    195        $    124     $    140     $    110     $    147     $    146
Ratio of expenses to average net assets:
  Net of waivers ...........................         0.56%           0.53%        0.49%        0.53%        0.51%        0.51%
  Before waivers ...........................         0.56%           0.53%        0.49%        0.53%        0.51%        0.51%
Ratio of net investment income
  to average net assets:
  Net of waivers ...........................         1.24%           2.29%        3.10%        2.33%        1.24%        0.42%
  Before waivers ...........................         1.24%           2.29%        3.10%        2.33%        1.24%        0.42%

(A) NOT ANNUALIZED.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             19

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2008 (UNAUDITED)

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The UMB Scout Money Market Fund - Federal Portfolio ("Money Market - Federal Portfolio"), UMB Scout Money Market Fund - Prime Portfolio ("Money Market - Prime Portfolio") and UMB Scout Tax-Free Money Market Fund ("Tax-Free Money Market"), (individually referred to as a "Fund," or collectively as the "Funds") are mutual funds offered by the UMB Scout Funds, a Delaware statutory trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Funds' investment objectives are as follows:

FUND                                   INVESTMENT OBJECTIVE
--------------------------------------------------------------------------------------------------------
Money Market - Federal Portfolio ....  Maximum income consistent with safety of principal and liquidity
Money Market - Prime Portfolio ......  Maximum income consistent with safety of principal and liquidity
Tax-Free Money Market ...............  Highest level of income exempt from federal income tax consistent with quality and maturity standards

These financial statements have not been audited. Management believes that these financial statements include all adjustments (which, unless otherwise noted, include only normal recurring adjustments) necessary for a fair presentation of the financial results for each period shown.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

A) SECURITY VALUATIONS -- Short-term instruments maturing within 60 days are valued at amortized cost, which approximates market value. Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income and distributions to shareholders are recorded on ex-dividend dates. Realized gains and losses from investment transactions are reported on the identified cost basis, which is also used for income tax purposes.

      In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157") effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value in accounting principles generally accepted in the United States of America (GAAP), and expands disclosures about fair value measurements. The Funds adopted FAS 157 during fiscal 2008. Under FAS 157, various inputs are used in determining the value of the Fund's investments. These inputs are summarized into three broad levels as described below:

      o Level 1 -- quoted prices in active markets for identical securities;

      o Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, and evaluated quotations obtained from pricing services); or

      o Level 3 -- significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments).

      The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities. For example, money market holdings are valued using amortized cost under Rule 2a-7 of the Investment Company Act of 1940. Generally, amortized cost approximates the current fair value of a holding, but since the value is not obtained from a quoted price in an active market, such holdings are reflected as Level 2. The following is a summary of the inputs used, as of December 31, 2008, in valuing the Fund's assets:

FUND                                LEVEL 1     LEVEL 2    LEVEL 3     TOTAL
-------------------------------------------------------------------------------
Money Market - Federal Portfolio ..   $ --   $298,536,821   $ --   $298,536,821
Money Market - Prime Portfolio ....     --    920,724,674     --    920,724,674
Tax-Free Money Market .............     --    191,613,891     --    191,613,891


--------------------------------------------------------------------------------
20                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

B) FEDERAL INCOME TAXES -- The Funds' policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of their taxable income to their shareholders. Therefore no federal income tax provision is required.

      Effective December 31, 2007, the Funds adopted Financial Accounting Standards Board ("FASB") Interpretation No. 48 ("FIN 48") "Accounting for Uncertainty in Income Taxes," a clarification of FASB Statement No. 109, Accounting for Income Taxes. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on an income tax return. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of December 31, 2008. Also, the Funds have recognized no interest and penalties related to uncertain tax benefits for the six months ended December 31, 2008. At December 31, 2008, the tax years June 30, 2005 through June 30, 2008 remain open to examination in the Funds' major tax jurisdictions.

      As of June 30, 2008, the following funds had net capital loss carryovers:

                                    MONEY MARKET    MONEY MARKET
                                        FUND            FUND          TAX-FREE
                                      FEDERAL          PRIME        MONEY MARKET
(IN THOUSANDS)                       PORTFOLIO       PORTFOLIO          FUND
--------------------------------------------------------------------------------
For losses expiring June 30,
  2011                                  $ --            $ --            $ 25
  2012                                    --              --              --
  2013                                    --              --              --
  2014                                    11              41              --
  2015                                     1               3              --
  2016                                    --              --              --
                                        ------------------------------------
                                        $ 12            $ 44            $ 25
                                        ====================================

      Capital loss carryovers are available to offset future realized capital gains and thereby reduce further taxable gain distributions.

      As of June 30, 2008, the Tax-Free Money Market Fund had (in thousands) $2 of post-October losses, which are deferred until July 1, 2008 for tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

C) TREASURY'S TEMPORARY GUARANTEE PROGRAM: The UMB Scout Money Market Funds (each a "Fund" and together the "Funds") have entered into a Guarantee Agreement with the United States Department of the Treasury (the "Treasury") to participate in the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program").

      Under the Program, the Treasury guarantees the share price of shares held in the Funds by shareholders as of September 19, 2008 at $1.00 per share if the Fund's net asset value per share falls below $0.995 (a "Guarantee Event") and the Fund liquidates. Recovery under the Program is subject to certain conditions and limitations.

      Fund shares acquired by investors after September 19, 2008 that increase the number of Fund shares the investor held at the close of business on September 19, 2008 are not eligible for protection under the Program. In addition, Fund shares acquired by investors who did not hold Fund shares at the close of business on September 19, 2008 are not eligible for protection under the Program.

      The Program has been extended by the Treasury until April 30, 2009, after which the Secretary of the Treasury will review the need for, and terms of, any extension to the Program. In no event will the Program extend past September 18, 2009. Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively, of the Fund's shares outstanding as of September 19, 2008 (valued at $1.00 per share). This expense is being borne by the Fund.


                                                         CONTINUED ON NEXT PAGE.

--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             21

DECEMBER 31, 2008 (UNAUDITED)

D) DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales, net operating losses and post-October capital losses.

E) AMORTIZATION -- Discounts and premiums on securities purchased are amortized over the life of the respective securities.

F) USE OF ESTIMATES -- The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates and assumptions.

G) GUARANTEES AND INDEMNIFICATIONS -- In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

H) MULTIPLE SHARE CLASS - MONEY MARKET FUNDS -- The Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds each offer two classes of shares (Investor Class and Service Class). The Service Class shares are subject to a 0.50% shareholder servicing fee (listed as distribution fees on the financial statements). The Investor Class shares have no shareholder servicing fee. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares in proportion to their relative shares outstanding. For the six months ended December 31, 2008, the Advisor for the Money Market - Federal Portfolio, Money Market - Prime Portfolio, and Tax-Free Money Market Funds voluntarily waived $44,903, $7,542 and $5,854, respectively, in shareholder servicing fees.

2. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A) INVESTMENT ADVISORY FEES -- The Trust, on behalf of the Funds, has entered into an Investment Advisory Agreement (the "Agreement") with Scout Investment Advisors, Inc. (the "Advisor"). Each of the Funds was subject to the following fees under the Agreement for the period from July 1, 2007 through December 31, 2008:

      Money Market - Federal Portfolio and Tax-Free Money Market -- 0.30% of average daily net assets.

      Money Market - Prime Portfolio -- 0.34% of average daily net assets.

B) ADMINISTRATION AND FUND ACCOUNTING FEES -- The Trust, on behalf of the Funds, has entered into an Administration and Fund Accounting Agreement with UMB Fund Services, Inc. ("UMBFS"), an affiliate of the Advisor. Each of the Funds was subject to the following fees under the Administration and Fund Accounting Agreement for the period from July 1, 2008 through December 31, 2008 - 0.10% of the first $250 million of average daily net assets, 0.075% of the next $250 million of average daily net assets, 0.050% of the next $250 million of average daily net assets and 0.030% of daily net assets over $750 million.

C) SHAREHOLDER SERVICING FEES -- UMBFS also serves as the Funds' transfer agent. UMBFS is paid a fee for these services based on the number of shareholder accounts and activity levels.

D) CUSTODIAN FEES -- UMB Bank, n.a. (the "Bank"), an affiliate of the Advisor, serves as the Funds' custodian. The Bank receives a fee for its services based on the value of securities held in the Funds and the number of transactions.

E) GENERAL -- Certain of the Officers and Directors of the Trust are Officers and Directors of one or more of the above companies.


--------------------------------------------------------------------------------
22                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

3. INVESTMENT TRANSACTIONS

The aggregate amounts of security transactions during the six months ended December 31, 2008, were as follows:

                                           OTHER THAN
                                         U.S. GOVERNMENT   U.S. GOVERNMENT
FUND (IN THOUSANDS)                        SECURITIES        SECURITIES
--------------------------------------------------------------------------
MONEY MARKET FUND - FEDERAL PORTFOLIO:
  Purchases ..........................     $       --        $5,243,086
  Sale/Maturity proceeds .............             --         5,258,711

MONEY MARKET FUND - PRIME PORTFOLIO:
  Purchases ..........................      8,475,640        $2,297,661
  Sale/Maturity proceeds .............      8,586,733         2,203,396

TAX-FREE MONEY MARKET FUND:
  Purchases ..........................        411,510                --
  Sale/Maturity proceeds .............        368,641                --

4. FEDERAL TAX INFORMATION

At December 31, 2008, the cost of securities on a tax basis for federal income tax purposes were as follows:

                                       MONEY MARKET   MONEY MARKET
                                           FUND           FUND        TAX-FREE
                                          FEDERAL        PRIME      MONEY MARKET
(IN THOUSANDS)                           PORTFOLIO     PORTFOLIO        FUND
--------------------------------------------------------------------------------
Cost of securities on a tax basis ....   $298,537      $920,725       $191,614
                                         =====================================

The tax character of distributions paid during the fiscal years ended June 30, 2008 and 2007, were as follows:

                                     MONEY MARKET FUND    MONEY MARKET FUND         TAX-FREE
                                     FEDERAL PORTFOLIO     PRIME PORTFOLIO      MONEY MARKET FUND
                                     -----------------     ---------------      -----------------
                                      YEAR      YEAR        YEAR      YEAR        YEAR      YEAR
                                     ENDED      ENDED       ENDED     ENDED       ENDED     ENDED
                                    JUNE 30,  JUNE 30,    JUNE 30,  JUNE 30,    JUNE 30,  JUNE 30,
(IN THOUSANDS)                        2008      2007        2008      2007        2008      2007
-------------------------------------------------------------------------------------------------
Distributions paid from:
  Ordinary Income ................  $ 9,672   $11,541     $24,583   $31,253     $    --   $    --
                                    -------------------------------------------------------------
Total taxable distributions ......    9,672    11,541      24,583    31,253          --        --
  Exempt interest ................       --        --          --        --       3,287     4,107
                                    -------------------------------------------------------------
Total distributions paid .........  $ 9,672   $11,541     $24,583   $31,253     $ 3,287   $ 4,107
                                    =============================================================

As of June 30, 2008, the components of accumulated deficit on a tax basis were as follows:

                               MONEY MARKET        MONEY MARKET       TAX-FREE
                                   FUND                FUND         MONEY MARKET
(IN THOUSANDS)               FEDERAL PORTFOLIO    PRIME PORTFOLIO       FUND
--------------------------------------------------------------------------------
Total accumulated deficit ...     $ (12)              $ (44)           $ (27)
                                  ==========================================

5. CHANGE IN INDEPENDENT AUDITORS

The Audit Committee determined not to retain BKD, LLP as the Funds' independent auditor and appointed Deloitte & Touche, LLP commencing with the fiscal year ending June 30, 2009. During the two most recent fiscal years, BKD, LLP's audit reports contained no adverse opinion or disclaimer of opinion; nor were their reports qualified as to uncertainty, audit scope, or accounting principles. Further, there were no disagreements between the Funds and BKD, LLP on accounting principles, financial statement disclosure or audit scope, which, if not resolved to the satisfaction of BKD, LLP, would have caused them to make reference to the disagreement in their report. Additionally, during the fiscal years ended June 30, 2007 and June 30, 2008, the Funds did not consult with Deloitte & Touche, LLP on items which concerned the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Funds' financial statements or concerned the subject of a disagreement or reportable events.


--------------------------------------------------------------------------------
DECEMBER 31, 2008                                                             23

EXPENSE EXAMPLE
DECEMBER 31, 2008 (UNAUDITED)

EXPENSE EXAMPLE

As a shareholder of the UMB Scout Funds (the "Funds"), you incur ongoing costs, including management fees and other Fund expenses. If you invest through a financial intermediary, you may also incur additional costs such as a transaction fee charged on the purchase or sale of the Fund or an asset-based management fee. The following Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first line of the following table under each Fund's name entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the following table under each Fund's name entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any costs that may be associated with investing in a Fund through a financial intermediary. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if any costs associated with investing through a financial intermediary were included, your costs would have been higher.

                                                                               EXPENSES
                                        BEGINNING     ENDING                  PAID DURING
                                         ACCOUNT      ACCOUNT    ANNUALIZED     PERIOD
                                          VALUE        VALUE       EXPENSE     7/1/08 -
FUND                                      7/1/08     12/31/08       RATIO      12/31/08*
-----------------------------------------------------------------------------------------
MONEY MARKET - FEDERAL PORTFOLIO
  Actual .............................  $1,000.00    $1,005.60     0.5136%      $2.60
  Hypothetical .......................   1,000.00     1,022.41     0.5136%       2.62
MONEY MARKET - PRIME PORTFOLIO
  Actual .............................   1,000.00     1,007.60     0.5172%       2.62
  Hypothetical .......................   1,000.00     1,022.39     0.5172%       2.64
MONEY MARKET - TAX-FREE PORTFOLIO
  Actual .............................   1,000.00     1,006.40     0.5681%       2.87
  Hypothetical .......................   1,000.00     1,022.14     0.5681%       2.90

* EXPENSES ARE EQUAL TO EACH FUND'S ANNUALIZED EXPENSE RATIO, MULTIPLIED BY THE AVERAGE ACCOUNT VALUE OVER THE PERIOD, MULTIPLIED BY THE NUMBER OF DAYS IN THE MOST RECENT FISCAL HALF-YEAR 184/365 (TO REFLECT THE HALF-YEAR PERIOD).


--------------------------------------------------------------------------------
24                                             UMB SCOUT FUNDS SEMIANNUAL REPORT

PROXY VOTING POLICIES AND PROCEDURES

For a description of the polices and procedures that the Funds use to determine how to vote proxies relating to portfolio securities, please call 800-996-2862 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at www.sec.gov as well as the Funds' website at www.umbscoutfunds.com. Information on how the Funds voted proxies relating to portfolio securities during the 12-month period ended June 30, 2008 is available without charge, upon request, by calling 800-996-2862 or by accessing the website of the Securities and Exchange Commission.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds file complete schedules of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Each Fund's Form N-Q is available on the website of the Securities and Exchange Commission at www.sec.gov, and may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THIS REPORT HAS BEEN PREPARED FOR THE INFORMATION OF THE SHAREHOLDERS OF THE UMB SCOUT MONEY MARKET FUNDS AND THE UMB SCOUT TAX-FREE MONEY MARKET FUND, AND IS NOT TO BE CONSTRUED AS AN OFFERING OF THE SHARES OF THE FUNDS.

NOT AUTHORIZED FOR DISTRIBUTION UNLESS ACCOMPANIED OR PRECEDED BY A CURRENT UMB SCOUT FUNDS PROSPECTUS.

THE UMB SCOUT FUNDS ARE DISTRIBUTED BY UMB DISTRIBUTION SERVICES, LLC, AN AFFILIATE OF UMB FINANCIAL CORPORATION, AND MANAGED BY SCOUT INVESTMENT ADVISORS, INC., A SUBSIDIARY OF UMB BANK, N.A.

INVESTMENT ADVISOR
  Scout Investment Advisors, Inc.
  Kansas City, Missouri

AUDITORS
  Deloitte & Touche, LLP
  Milwaukee, Wisconsin

LEGAL COUNSEL
  Stradley Ronon Stevens & Young, LLP
  Philadelphia, Pennsylvania

CUSTODIAN
  UMB Bank, n.a.
  Kansas City, Missouri

DISTRIBUTOR
  UMB Distribution Services, LLC
  Milwaukee, Wisconsin

TRANSFER AGENT
  UMB Fund Services, Inc.
  Milwaukee, Wisconsin

                                    [LOGO](R)
                                UMB | SCOUT FUNDS
                                  P.O. Box 1241
                            Milwaukee, WI 53201-1241

                             TOLL FREE 800-996-2862

                                umbscoutfunds.com

                      "UMB," "Scout" and the Scout design -
                            Reg. U.S. Pat & Tr. Off.

ITEM 2. CODE OF ETHICS

Not applicable to semi-annual reports.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable to semi-annual reports.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable to semi-annual reports.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to open-end investment companies.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to open-end investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES

(a) The Registrant's principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the Registrant's service provider.

(b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the Registrant's second fiscal quarter of the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

(a) (1) Not applicable to semi-annual reports.

    (2) Certifications pursuant to Sections 302 of the Sarbanes-Oxley Act of 2002. FILED HEREWITH.

    (3) Not applicable to semi-annual reports.

(b) Certification pursuant to Section 906 of the Sarbanes Oxley Act of 2002. FILED HEREWITH.

(c) Disclosure Controls and Procedures as required by Item 11. FILED AS AN ATTACHMENT TO THIS FILING.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UMB Scout Funds
---------------

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer
February 11, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ James L. Moffett
------------------------------
James L. Moffett
Principal Executive Officer
February 11, 2009

/s/ C. Warren Green
------------------------------
C. Warren Green
Principal Financial Officer
February 12, 2009